                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

    This annual report to shareholders of the various portfolios that comprise the Dean Witter Select Dimensions Investment Series covers the fiscal year ended December 31, 1996. The twelve investment portfolios described below are offered to participants in the Dean Witter Select Dimensions Plan, tax-deferred variable annuities and variable life insurance policies issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company.

U.S. EQUITY MARKETS SURGE AHEAD

    Despite two minor stock market corrections, the first in June/July and the second in October, 1996 was another impressive year for the stock market with the Dow Jones Industrial Average (DJIA) ending the year over 6400. The Standard & Poor's 500 Composite Stock Index (S&P 500) and the NASDAQ composite were also strong, advancing 22.95 and 22.71 percent, respectively, for the year. Large caps outperformed small caps by a wide margin, with the Russell 2000 trailing larger-cap indices with a 14.70 percent gain for the year.

VOLATILITY IN THE BOND MARKETS

    Despite short-term volatility, interest rates have been relatively constant since February 1996. The meeting of the Federal Open Market Committee to consider any possible policy change, held at the beginning of February 1997, marked one full year of stable monetary policy.

    The year  ended with  Federal Reserve  Chairman Alan  Greenspan warning,  on
December 5, 1996, that the outlook for inflation remains uncertain, partly because of a possible speculative bubble created by a surge in U.S. stocks, real estate and other financial assets this year. This comment, his first such warning since 1993, caused a downward price reaction in most financial markets around the globe. However, the November U.S. employment report, released on December 6, revealed smaller than expected growth of 118,000 new jobs and a rise in the unemployment rate from 5.2 percent to 5.4 percent. While that report calmed the markets somewhat, a degree of nervousness remained, since wages rose an average of nine cents an hour, tying a record set in June and resulting in a
3.5 percent total increase for the past twelve months.

MIXED PERFORMANCE ABROAD

    The economic environment in Europe throughout 1996 was, with the notable exception of the United Kingdom, generally weaker than expected. Within the Deutschemark bloc, sluggish economic conditions persisted well into the second quarter before evidence of a resurgence emerged. Progress has varied considerably from industry to industry: auto sales and chemical pricing improved while pricing in pulp, paper and steel were weak. Unemployment continued to rise in both France and Germany. In this environment, the European central banks continued to maintain loose monetary policies, and in most countries, interest rates fell steadily throughout 1996. At year-end, inflation was not a threat in any Continental economy.

    The U.K.'s economy has improved, driven by a competitive currency (notwithstanding the sterling's appreciation against the dollar in November and December), flexible labor markets, substantial foreign investment and robust consumer spending. In November, the benchmark interest rate (base rate) was raised as a preemptive strike at inflation and will likely rise again in the near future.

    As usual, politics affected European economies in 1996, most notably in Spain and Italy. New governments were installed in both countries during the second quarter -- a rightist government in Spain and a leftist coalition government in Italy. The political orientations of these administrations are less important than the fact that both are pro deregulation, pro business and fiscally conservative.

    Europe's equity markets were strong performers during the period under review, particularly during the fourth quarter. Well-managed growth companies were able to deliver rising earnings, which in turn, were rewarded by the market with higher valuations. Cyclical earnings were, however, frequently disappointing, and these stocks made little progress. The financial sectors also underperformed, mainly because of high costs and the relative inflexibility of much of the European banking sector.

    The period under review began on a relatively strong note for Pacific Basin countries, with investors encouraged by continued high levels of economic and corporate earnings growth of these countries and by cuts in U.S. interest rates. However, from May onward, the gyrations of Wall Street, wild swings in expectations regarding U.S. interest rates and downturn around the global electronics cycle created a negative background for markets around the Pacific. Export growth has been disappointing, lowering forecasts for both GDP and corporate earnings growth.

    In  contrast to  much of the  rest of the  region, the Hong  Kong market was relatively strong, rising 33.10 percent for the year in U.S. dollar terms, buoyed by encouraging economic data from China and a strong property market. Taiwan also recorded strong gains. Early in 1996, Chinese missile tests off the coast of Taiwan, stemming from China's desire to influence important Taiwanese elections, severely depressed investor sentiment. However, after the elections, tensions quickly subsided and a subsequent rapprochement in Chinese/Taiwanese relations helped the market rally sharply. Furthermore, a decision by Morgan Stanley Capital International, the main international equity performance index provider, to include Taiwan in regional indices beginning September 2, 1996 resulted in a significant inflow of foreign funds to the market.

    At the other end of the performance spectrum, Thailand put in a particularly weak performance, falling by 36.60 percent for the year in U.S. dollar terms, with almost all of the decline occurring in the second half of the year amid concerns over a worsening deficit, resultant downgrades to GNP and corporate earnings estimates, and political uncertainty. Toward the end of the year, the Bank of Thailand took measures to reduce the level of offshore borrowing by Thai corporations. While essentially a move in the right direction, the timing of this effective monetary tightening in the face of slowing economic growth and an escalating negative wealth effect has adversely affected the stock market.

    Korea was also disappointing. First half corporate results were weak, hit by exchange losses on foreign currency debt and a difficult domestic operating environment. Moreover, weak export growth on the back of a rapid decline in DRAM semiconductor prices and political scandals (including a death penalty passed on a former president) further depressed sentiment.

    At present, the main attraction of the Pacific Basin still lies in P/E valuations that, at around 16.5 times twelve-month prospective earnings, are low relative to historical valuations. Regional equities are currently available at prices similar to those seen during the Gulf War of 1990-1991. In our view, these low valuations more than compensate for present uncertainties, and there is additional upside potential available, driven both by a reacceleration of corporate earnings and by some price earnings expansion.

                               AGGRESSIVE GROWTH

DEVELOPING GROWTH PORTFOLIO

The Developing Growth Portfolio produced a total return of 12.95 percent for the twelve-month period ended December 31, 1996, compared to a return of 22.95 percent for the S&P 500 Index. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through the fiscal year ended December 31, 1996, versus a similar hypothetical investment in the issues that comprise the S&P 500 Index.

    The period under review was a difficult environment for small-capitalization stocks and aggressive growth stocks -- the two areas in which the Portfolio primarily invests. The average market capitalization in the Portfolio is approximately $500 million, in line with the Russell 2000 Index, but significantly lower than the average small-cap fund, which generally has a market cap of approximately $1.5 billion. Throughout the period, investors continued to buy large, liquid stocks and sell smaller, less liquid companies. This is a typical pattern whenever investors fear a market correction, interest rate correction, or both. In addition, energy and financial stocks, two areas not known for growth, massively outperformed the markets. Conversely, health care and technology, traditionally known for good growth, substantially underperformed the market. At year-end, approximately 25 percent of the Portfolio's net assets were invested in technology and 10 percent in health care.

    Despite these trends, however, valuations for small caps have returned to a level not seen in over eighteen months and thus, we believe, are setting the stage for a strong rally.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994        10158       9916
December--1995        15365      13639
December--1996        17355      16769

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

EMERGING MARKETS PORTFOLIO
    The Emerging Markets Portfolio produced a total return of 17.69 percent for the twelve-month period ended December 31, 1996, compared to a return of 9.38 percent for the International Finance Corporation's Investable Emerging Markets Total Return Index (IFCI), which measures the performance of the world's emerging markets. The Portfolio's outperformance relative to its benchmark is attributable to strong performance in its largest holdings, including Malaysia, Brazil and Mexico. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1996, versus a similar investment in the issues that comprise the IFCI Index.
    As an asset class, emerging markets generally performed well during the year, buoyed by strong capital inflows as easing global liquidity and strengthening market fundamentals renewed foreign investor interest early in the year. Continued improvements of economic fundamentals, coupled with a benign interest-rate environment, also provided further impetus to the markets during the remainder of the year.
    Asian equity markets posted mixed results in 1996 as a judicious asset allocation strategy allowed the Portfolio to capitalize on its two largest Asian holdings, Malaysia and Hong Kong, which delivered robust returns. Within Hong Kong, the Portfolio emphasized "red-chips" -- Hong Kong-listed companies backed by government-controlled entities in mainland China -- which strongly outperformed in the second half of 1996 due to a strengthening of China's economy. The Portfolio also benefited from an underweighted position in the region's two weakest markets, Thailand and Korea.
    With most Latin American markets posting gains during the year, the Portfolio benefited from its sizable holdings in Brazil and Mexico. In Brazil, continued progress on deregulation and reduction of the federal government's role in the telecommunications, electricity and petroleum sectors bolstered the market. In Mexico, a stronger than expected economic recovery resulted in its stock market rising nearly 18 percent.
    The Portfolio also benefited from increased exposure to several emerging European markets, including Russia, Hungary, Poland and the Czech Republic, all of which experienced strong rallies during the year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994        10057       8740
December--1995        10000       8004
December--1996        11768       8754

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The International Finance Corporation's Investable Emerging Markets Total Return Index (IFCI) is designed to measure more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were legally and practically available to them in the emerging markets of Latin America, East Asia, South Asia, Europe, the Mideast and Africa. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

    As of December 31, 1996 approximately 45.5 percent of the Portfolio's net assets were invested in Asian Pacific equities, 37.0 percent in Latin America and 10.8 percent in Europe. The largest country holdings were Malaysia (16.7 percent), Brazil (13.4 percent) and Mexico (11.1 percent). Smaller positions were held in Hong Kong (5.6 percent), Chile (5.1 percent), Taiwan (4.5 percent), Indonesia (4.2 percent), Philippines (4.1 percent), India (4.1 percent), South Korea (4.0 percent), Argentina (3.0 percent), Turkey (2.8 percent), Poland (2.5 percent), Peru (2.4 percent), Russia (2.2 percent), Thailand (2.2 percent), Portugal (1.6 percent), Colombia (1.0 percent), Venezuela (1.0 percent), Hungary (0.7 percent), the Czech Republic (0.7 percent), Luxembourg (0.3 percent) and Vietnam (0.1 percent). The Portfolio virtually eliminated its exposure to South African equities prior to a market decline of 12.4 percent between March and October.

                                     GROWTH
AMERICAN VALUE PORTFOLIO
    The American Value Portfolio produced a total return of 12.95 percent for the twelve-month period ended December 31, 1996, compared to a return of 22.95 for the S&P 500 Index. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1996, versus a similar investment in the issues that comprise the S&P 500 Index.
    Throughout 1996, our top-down economic outlook turned out to be overly conservative, resulting in the Portfolio's underperformance relative to its benchmark. The Portfolio was positioned for slow economic growth during much of the year, remaining equally weighted between steady growth stocks and cyclical stocks. However, during the spring and summer many economic indicators led us to believe that corporate earnings would be flat to down for 1996. Economic growth began to decelerate while wage growth started to accelerate and raw material prices for energy and grain rose. Thus, in midsummer we took, as it turned out, an overly defensive position with the Portfolio.
    By fall, it became apparent that productivity gains would enable earnings to be respectable even in a slowing economic environment. As a result, we have turned to overweighting those sectors of the market that should achieve relative earnings outperformance in a modestly growing economy, based upon both near-term considerations and long-term secular trends. The first of these sectors is technology, which currently is about 30 percent of the Portfolio. The emerging markets are investing heavily in technology to get basic phone service and computing capacity in place in order to compete globally. Our technology holdings are concentrated in the PC-related, networking and semiconductor-related industries. Individual stock holdings include Intel Corp., Microsoft Corp., Seagate Technology, Inc. and Cisco Systems, Inc.
    The second emphasis relates to the theme of an aging of the baby boomers and their focus on saving for retirement. This should benefit the brokerage, life insurance and banking industries. Holdings include SunAmerica Inc., a leader in annuities, and, increasingly, banks like NationsBank that are building up their asset management businesses and Citicorp with its major global presence. Such health-care industries as drugs, biotechnology and medical devices are also beneficiaries of the aging of the baby boom generation. Holdings here include Lilly (Eli) & Co., Bristol-Myers Squibb Co., Centocor, Inc. and Medtronic, Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994        10069       9916
December--1995        13991      13639
December--1996        15803      16769

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
    Finally, earnings of industries that export goods to the developing markets should benefit from the expected continued strong economic growth in those regions. Primary industry beneficiaries include aerospace, oil equipment, agriculture related and consumer goods. Examples include: Boeing Co. in aerospace, Schlumberger Ltd. in oil well equipment, Monsanto Co. in agriculture and Avon Products Inc. in consumer goods.
    Energy has been market weighted in the Portfolio for most of the year with a concentration on the drilling and oil service stocks. This weighting is atypical for the Portfolio. Positions began to be built in the first quarter when it became clear that the oil and gas companies were entering a new phase of capital spending that would remain unabated in 1997, even if oil prices went to $19-$20 per barrel. Again, volume growth is expected to remain resilient, boosted by accelerating demand from developing countries undergoing industrialization and an upgrading of their national standard of living.

    We expect the world economy to continue to experience moderate growth in 1997. Modest earnings growth of 8 percent or so and relatively stable inflation should continue to drive the markets higher. We will continue to focus the Portfolio on those sectors expected to have relative earnings outperformance, such as the technology, interest-rate sensitive, health care and export related industries.
CORE EQUITY PORTFOLIO

    The Core Equity Portfolio produced a total return of 23.56 percent for the twelve-month period ended December 31, 1996, compared to a return of 22.95 percent for the S&P 500 Index. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1996, versus a similar investment in the issues that comprise the S&P 500 Index.

    The Portfolio invests in companies that lead their respective fields in the development of innovative services or products, which provide sustainable earnings growth. Technology has been a dominant theme in the Portfolio, with a year-end weighting of 32 percent. The secular growth of technology worldwide is staggering, even as most European and Asian countries struggle with economic growth. Intel and Microsoft are prime examples of two of the Portfolio's technology holdings that couple excellent management with market dominance.

    According to TCW Funds Management, Inc. (TCW), the Portfolio's sub-adviser, other themes include a sustainable recovery in airlines and an upturn in the commercial aerospace cycle, an ongoing trend toward corporate outsourcing and the aging of the population that requires more sophisticated financial services. Commercial aerospace holdings include Boeing Co. and United Technologies Corp.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994        10067       9916
December--1995        11405      13639
December--1996        14091      16769

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

GLOBAL EQUITY PORTFOLIO

    The Global Equity Portfolio produced a total return of 11.43 percent for the twelve-month period ended December 31, 1996, compared to a return of 11.72 percent for the Morgan Stanley Capital International (MSCI) World Index. The Index was propelled by strong rallies in most European markets and another impressive 23.0 percent gain notched by the U.S. market. These markets reacted favorably to a lack of inflationary growth and stable monetary policy by the world's central banks. The accompanying chart illustrates the growth of a $10,000 investment at inception (November 9, 1994) through the fiscal year ended December 31, 1996, versus a similar hypothetical investment in the issues that comprise the MSCI World Index.

    At year-end, the Portfolio was broadly diversified by country and industry, with 21.4 percent of its net assets invested in Europe, 44.6 percent in the United States, 19.2 percent in Japan, 8.7 percent in emerging Asia, 5.8 percent in Latin America and 1.5 percent in other countries.

    The year's biggest disappointment was Japan. After years of subpar economic growth, a soaring, uncompetitive currency and low business confidence, 1996 appeared to be a transition year. The Japanese market began the year by rallying, with the markets embracing the depreciating yen, prospects for deregulation and a self-sustaining economic recovery. However, sentiment shifted through the year, overshadowed by an unresolved banking crisis, a slowing economy and loss of government credibility to trigger much-needed structural reform and deregulation. In this scenario, the Japanese market declined nearly 16 percent.

    On a more positive note, the Hong Kong market roared ahead 33.1 percent on the heels of the benign U.S. interest-rate picture, a firming property market and an increase in investor confidence related to a smooth and seamless transition to mainland China's rule in July 1997.

    Latin American markets also performed well as beneficiaries of a stable U.S. interest-rate environment, but more importantly as a result of a resumption of growth in the region and restored investor confidence. Brazilian and Mexican equity markets rebounded 38 percent and 16.1 percent, respectively.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994         9970       9840
December--1995        11342      11681
December--1996        12639      13050

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

    On December 31, 1996, core holdings included Cheung Kong Holdings Ltd. (Hong Kong -- real estate); British Telecom (U.K. -- telecommunications); Honda Motors Co. (Japan -- automotive); YPF S.A. (Argentina -- energy); Aegon NV (Netherlands -- insurance) and Seagate Technology, Inc. (U.S. -- computers-peripheral equipment).

                               GROWTH AND INCOME
BALANCED PORTFOLIO
    The Balanced Portfolio achieved a total return of 13.54 percent for the twelve-month period ended December 31, 1996, compared to a return of 22.95 percent for the S&P 500 Index and 3.63 percent for the Lehman Brothers Aggregate Bond Index. Unlike the all-equity S&P 500 Index, the Portfolio is primarily invested in a combination of large-capitalization equities, U.S. government and mortgage-backed securities and corporate bonds. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1996, versus a similar investment in the issues that comprise the S&P 500 Index and Lehman Brothers Aggregate Bond Index. TCW Funds Management, Inc. (TCW) is the sub-adviser for this Portfolio.
    At year-end, approximately 58.1 percent of the Portfolio's net assets were invested in equities, with the remaining 41.5 percent in fixed-income securities. The Portfolio's equity component was well diversified across industry sectors, including airlines and aerospace, electronics, semiconductors, communications equipment, computer software and services, air transport and automotive. The Portfolio's largest equity holdings were Intel Corp., Boeing Co., Microsoft Corp. and United Technologies Corp.
    TCW has positioned the fixed-income component in a positive stance toward lower interest rates with a duration slightly longer than that of its benchmark. They have also increased exposure to the seven-to-twelve-year-maturity sector, which should benefit from a positive market environment. Consistent with this view, TCW has reduced the Portfolio's exposure to the mortgage sector which tends to underperform in a declining interest-rate environment. Corporate bond holdings are gradually being reduced in favor of U.S. Treasuries owing to narrow spreads and the market's reduced tolerance for earnings surprises in a slowing economy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994         10000      10000      10000
December--1994         10060       9916      10069
December--1995         12359      13639      11929
December--1996         14033      16769      12362

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DIVIDEND GROWTH PORTFOLIO
    For the twelve-month period ended December 31, 1996, the Dividend Growth Portfolio posted a total return of 24.49 percent, compared to a return of 22.95 percent for the S&P 500 Index. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1996, versus a similar hypothetical investment in the issues that comprise the Index.
    On December 31, 1996, the Portfolio's net assets exceeded $258 million, of which 97.9 percent were committed to common stock investments. During the fiscal year, three issues were sold: 360 Communications, a spin-off from Sprint Corp., Payless Shoes Inc., a spinoff from May Department Stores Co., and Monsanto Co. These issues no longer qualified for the Portfolio under its screening processes. New positions were initiated in American Stores Co., Atlantic
Richfield Co., Banc One Corp., Ford Motor Company, Weyerhaeuser Co., Dow Chemical Co., Exxon Corp., General Electric Co. and Minnesota Mining & Manufacturing Co. At year-end, the Portfolio owned 34 equity issues spread among 26 industry groups.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994         9995       9916
December--1995        14005      13639
December--1996        17435      16769

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

UTILITIES PORTFOLIO
    The Utilities Portfolio produced a total return of 8.48 percent for the twelve-month period ended December 31, 1996, compared to a return of 22.95 percent for the broad-based S&P 500 Index. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9,
1994) through December 31, 1996, versus a similar hypothetical investment in the issues that comprise the S&P 500 Index.
    A volatile interest-rate environment and the uncertainties associated with a transition of the utility industry from a monopoly to a competitive status provided the investment backdrop for much of 1996. However, stabilization of interest rates over the fourth quarter and a broad-based improvement in industry fundamentals, aided in part by several merger and acquisition announcements, afforded the Portfolio a strong year-end performance.
    At year-end, the Portfolio remained at its near fully invested position, reflecting in part an improving trend in industry fundamentals, including an enhanced vision of the forthcoming competitive landscape and a degree of optimism regarding interest-rate trends and volatility going into 1997. On December 31, 1996, 90 percent of the Portfolio's net assets were allocated to utility and utility-related equities. While the major portion of the Portfolio's equity holdings remained within the electric utility sector, the overall allocation was modestly reduced in favor of selective natural gas and foreign investments having an emphasis on telecommunications. A diverse portfolio of foreign securities accounted for 9 percent of net assets. Approximately 10 percent of the Portfolio's net assets were allocated to a high-quality diversified portfolio of fixed-income securities, with 1 percent held in cash equivalents.
    While year-over-year interest rates were higher in 1996, continuing progress by legislators and regulators toward the development of a fully competitive utility industry provided a more optimistic outlook for investors. Throughout 1996, a common thread among all sectors of the utility industry were mergers and acquisitions which resulted from a perceived need for size and scope in order to be able to successfully compete in a deregulated environment. Specifically, electric utilities began to receive regulatory relief on the matter of stranded cost; thereby tempering the need for asset write-downs and limiting any threat of financial weakening. The telecommunications industry received long awaited federal legislation designed to increase competition, with full implementation expected to commence in 1997. A worldwide demand for telecommunications services should reinforce strong industry growth and the need for domestic and global industry convergence. The natural gas sector benefited in 1996, from a combination of higher commodity prices and a stream of acquisitions of gas companies by electric utilities at attractive premium levels. For 1997, we expect greater clarity on the structure and timing of a deregulated and competitive utility industry, which in itself is expected to remove much of the uncertainty that had prevailed throughout 1996 and give the Portfolio a better understanding of the direction and prospects of utilities investments in 1997 and beyond.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994        10065       9916
December--1995        12888      13639
December--1996        13981      16769

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
    In 1997, the Portfolio anticipates broadening its exposure to selective areas of telecommunications that are expected to show near-term benefits from the competition and convergence occurring in the industry. In addition, a modest increase in foreign investments is foreseen as global infrastructure growth expands and investment opportunities appear. As worldwide restructuring, alliances, competition and broad-based deregulation progress throughout the utilities and related industries, we believe the Portfolio is well positioned to meet its long-term total return objectives.

VALUE-ADDED MARKET SERIES PORTFOLIO
    For the twelve-month period ended December 31, 1996, the Value-Added Market Portfolio produced a total return of 17.78 percent, compared to a return of
22.95 percent for the S&P 500 Index. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9,
1994) through December 31, 1996, versus a similar hypothetical investment in the issues that comprise the S&P 500 Index.
    The Portfolio lagged the capitalization-weighted S&P 500 because, while the Portfolio invests in substantially all the stocks of the S&P 500, it equally weights all positions. This means that the Portfolio emphasizes smaller- to medium-cap companies that have historically outperformed larger caps over long time periods. However, during the twelve-month period under review, large-cap and technology stocks, both areas in which the Portfolio is under-weighted relative to the S&P 500, were market leaders.
    Going forward, we believe that the tide may again turn in favor of smaller-cap companies, as many relative valuation measures such as price-to-book, dividend yield and price-to-earning, indicate that small-cap issues are undervalued compared to large caps. In addition, the expected continued strong dollar will reduce the relative earnings growth of large multinationals vis-a-vis small companies.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994         9924       9916
December--1995        12617      13639
December--1996        14861      16769

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

                                     INCOME
DIVERSIFIED INCOME PORTFOLIO
    The Diversified Income Portfolio produced a total return of 9.54 percent for the twelve-month period ended December 31, 1996, compared to a return of 4.05 percent for the Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index (the Index). The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through the fiscal year ended December 31, 1996, versus a similar hypothetical investment in the issues that comprise the Index.
    U.S. GOVERNMENT/MORTGAGE SECTOR. For the period under review mortgage-backed securities outperformed similar maturity U.S. Treasury securities. Accordingly, as cash flows permitted, we purchased current coupon mortgages at attractive levels, enhancing the Portfolio's prospects for higher total returns. As of December 31, 1996, this sector of the Portfolio was comprised of 86 percent mortgage-backed securities issued by Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and Federal Home Loan Mortgage Corp. (FHLMC) with 6.00 percent to 8.00 percent coupons, 10 percent in U.S. Treasuries and the remaining 4 percent in U.S. agency strips.
    HIGH-YIELD SECTOR. The investment strategy of the Portfolio's high-yield sector remained essentially unchanged over the past year, with a continued emphasis on discounted B-rated issues. In today's market, many of these issues can be purchased at or below par, providing significant appreciation potential and an attractive yield (in the 10 percent to 12 percent range) versus comparable U.S. Treasury securities. In light of the rebounding economy, we feel comfortable with the earnings outlook of most of our B-rated issuers. However, recognizing that the economy may slow somewhat over the next 12 to 18 months, we have tried to limit the portfolio's potential volatility by focusing primarily on growth-related, recession-resistant industries such as cable, media, food and beverage and telecommunications.
    SHORT-TERM GLOBAL BONDS. This segment's investment strategy continues to maintain its overweighting in the higher-yielding southern European markets such as Spain and Italy, to take advantage of their outperformance relative to the United States. In addition, this segment continues to hold its investments in the dollar-bloc countries (e.g., Australia and New Zealand) in order to benefit from the higher yields and stable currencies of those markets.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994        10000      10000
December--1994        10076      10035
December--1995        10777      11574
December--1996        11806      12043

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including the U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. Unlike the Fund, the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO
    The North American Government Securities Portfolio produced a total return of 4.35 percent for the twelve-month period ended December 31, 1996. During the same period, the Lehman Brothers Short (1-5) U.S. Government Index produced a total return of 4.60 percent. The accompanying chart illustrates the growth of a $10,000 investment in the Portfolio from inception (November 9, 1994) through December 31, 1996, versus a similar hypothetical investment in the issues that comprise the Index.
    As of December 31, 1996, 100 percent of the Portfolio's assets were invested in the United States. The Portfolio's sub-adviser, TCW Funds Management, Inc.
(TCW), continues to emphasize high credit quality mortgage-backed securities and U.S. Treasury issues. A recent rise in interest rates reduced the prepayment risk, which helped the mortgage backed sector's performance. The portfolio managers seek to benefit from this slowdown in prepayment activity by investing a portion of the Portfolio in adjustable rate mortgages that generally perform well as prepayment expectations subside.
    During the year ended December 31, 1996, the Portfolio did not hold any Mexican investments. The portfolio managers will continue to monitor the Mexican fixed-income market for investment opportunities. The Portfolio remained on the sidelines with respect to investing in Canada during the year. In general, the portfolio managers purchase Canadian securities when currency-hedge costs decline and yield spreads widen. Similarly, when hedge costs increase or yield spreads narrow, Canadian securities are sold. The sub-adviser continually monitors this sector for attractive investment opportunities relative to those in the United States and Mexico.
    Although interest rates have risen recently, TCW remains positive on the U.S. fixed-income market as a whole. Real rates of interest (taking the effect of inflation into account) are still historically high. (In the past, periods of strong bond market performance have correlated with high real rates of interest.) Mexico has made substantial progress toward economic stabilization but still faces a number of challenges, such as an overall weak banking system and continuing political uncertainties. At this time, currency and interest-rate volatility are likely to continue to play a major role as Mexico confronts these and other challenges. The sub-adviser will strictly evaluate these factors when weighing any decisions to invest in peso-denominated securities. The Portfolio's net asset value will continue to fluctuate as prices of the securities held in the Portfolio respond to changes in market conditions and interest rates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

November--1994         10000      10000
December--1994         10061      10022
December--1995         10705      11291
December--1996         11171      11810

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

MONEY MARKET PORTFOLIO
    As of December 31, 1996, the Money Market Portfolio had assets in excess of $87 million with an average life of 62 days. The Portfolio's total return for the most recent twelve-month fiscal period was 5.07 percent, and its annualized yield for December was 4.98 percent.
    On December 31, 1996, approximately 84 percent of the Portfolio consisted of high-quality commercial paper, 4 percent was invested in short-term bank notes and certificates of deposit of major, financially strong commercial banks, 9 percent was invested in bankers' acceptances issued by such institutions and the remaining 3 percent was invested in federal agency obligations.
    At the end of this fiscal period, more than 85 percent of the Portfolio's assets were due to mature in less than four months. Therefore, the Portfolio is well positioned for stability of value with a high degree of liquidity. We continue to operate the Portfolio in a straightforward, conservative style without "structured notes" or derivatives, which could fluctuate excessively when interest rates change.
    We appreciate  your  support of  Dean  Witter Select  Dimensions  Investment
Series and look forward to continuing to serve your investment needs and objectives.
                                          Very truly yours,

                                              [SIGNATURE]
                                          Charles A. Fiumefreddo
                                          CHAIRMAN OF THE BOARD

                                    *  *  *

    The net asset values (the "NAVs") presented in the financial statements of Dean Witter Select Dimensions Investment Series (the "Fund") reflect the NAVs of each of the respective Portfolios. The Fund is the underlying investment for various variable annuity contracts and as such, the NAVs of each Portfolio are not indicative of the unit values of the insurance company separate accounts.

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                         ANNUALIZED
 PRINCIPAL                                                                 YIELD
AMOUNT (IN                                                               ON DATE OF       MATURITY
THOUSANDS)                                                                PURCHASE          DATE             VALUE
-----------                                                            --------------  ---------------    ------------
             COMMERCIAL PAPER (84.3%)
             AUTOMOTIVE - FINANCE (4.5%)
 $   3,950   General Motors Acceptance Corp..........................    5.44-5.86%    01/03/97-06/10/97  $  3,917,641
                                                                                                          ------------
             BANK HOLDING COMPANIES (7.0%)
     2,600   Morgan (J.P.) & Co. Inc.................................    5.43-5.49     03/20/97-05/30/97     2,559,434
     3,500   PNC Funding Corp........................................    5.41-5.52     01/16/97-02/03/97     3,486,358
                                                                                                          ------------
                                                                                                             6,045,792
                                                                                                          ------------
             BANKS - COMMERCIAL (17.8%)
     3,900   Abbey National North America Corp.......................    5.38-5.49     03/10/97-04/24/97     3,847,290
     1,000   ABN - AMRO North America Finance Inc....................       5.60          02/28/97             991,219
     2,755   Commerzbank U.S. Finance Inc............................    5.44-5.53     02/07/97-05/05/97     2,721,961
     2,000   International Nederlanden (U.S.) Funding Corp...........       5.44          01/06/97           1,998,497
     3,000   National Australia Funding (DE) Inc.....................    5.53-5.73     01/31/97-06/16/97     2,965,051
     1,500   Societe Generale N.A., Inc..............................       5.62          03/27/97           1,480,627
     1,500   WestPac Capital Corp....................................       5.47          06/19/97           1,462,538
                                                                                                          ------------
                                                                                                            15,467,183
                                                                                                          ------------
             BROKERAGE (9.5%)
     3,950   Goldman Sachs Group L.P.................................    5.40-5.45     01/08/97-03/14/97     3,932,652
     4,385   Morgan Stanley Group, Inc...............................    5.39-5.88     01/10/97-02/05/97     4,370,120
                                                                                                          ------------
                                                                                                             8,302,772
                                                                                                          ------------
             ENTERTAINMENT (0.6%)
       510   Walt Disney Co..........................................       5.76          01/06/97             509,593
                                                                                                          ------------
             FINANCE - COMMERCIAL (1.7%)
     1,500   CIT Group Holdings, Inc.................................       5.42          05/29/97           1,467,440
                                                                                                          ------------
             FINANCE - CONSUMER (13.8%)
     3,670   American Express Credit Corp............................    5.37-5.40     03/07/97-05/09/97     3,623,624
     1,200   American General Finance Corp...........................       5.46          04/02/97           1,183,711
     3,500   Avco Financial Services Inc.............................    5.38-5.43     02/13/97-03/21/97     3,467,277
     1,140   Household Finance Corp..................................       5.50          01/07/97           1,138,972
     2,600   Norwest Financial Inc...................................    5.49-5.55     01/02/97-02/21/97     2,587,383
                                                                                                          ------------
                                                                                                            12,000,967
                                                                                                          ------------
             FINANCE - CORPORATE (4.9%)
     4,300   Corporate Asset Funding Co. Inc.........................    5.40-5.50     02/06/97-04/17/97     4,265,684
                                                                                                          ------------
             FINANCE - DIVERSIFIED (6.7%)
     2,075   Associates Corp. of North America.......................    5.38-5.40     01/15/97-03/06/97     2,064,781
     3,825   General Electric Capital Corp...........................    5.40-5.49     01/13/97-04/30/97     3,785,543
                                                                                                          ------------
                                                                                                             5,850,324
                                                                                                          ------------
             FINANCE - EQUIPMENT (1.1%)
     1,000   Deere (John) Capital Corp...............................       5.39          04/23/97             983,604
                                                                                                          ------------

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

                                                                         ANNUALIZED
 PRINCIPAL                                                                 YIELD
AMOUNT (IN                                                               ON DATE OF       MATURITY
THOUSANDS)                                                                PURCHASE          DATE             VALUE
-----------                                                            --------------  ---------------    ------------
             HEALTHCARE - DIVERSIFIED (2.3%)
 $   1,000   Becton Dickinson & Co...................................      5.49%          06/11/97        $    976,074
     1,061   Schering Corp...........................................    5.46-5.53     01/29/97-05/20/97     1,048,354
                                                                                                          ------------
                                                                                                             2,024,428
                                                                                                          ------------
             INDUSTRIALS (1.8%)
     1,545   Motorola Inc............................................       5.48          01/08/97           1,543,363
                                                                                                          ------------
             INSURANCE (1.1%)
     1,000   MetLife Funding Inc.....................................       5.41          03/19/97             988,557
                                                                                                          ------------
             OFFICE EQUIPMENT (4.0%)
     2,600   IBM Credit Corp.........................................    5.38-5.42     01/10/97-01/30/97     2,593,643
       890   International Business Machines Corp....................       5.36          02/14/97             884,246
                                                                                                          ------------
                                                                                                             3,477,889
                                                                                                          ------------
             RETAIL (4.3%)
     3,750   Sears Roebuck Acceptance Corp...........................    5.45-5.56     01/14/97-03/26/97     3,725,719
                                                                                                          ------------
             TELECOMMUNICATIONS (3.2%)
     1,500   BellSouth Telecommunications Inc........................       5.42          03/13/97           1,484,173
     1,300   U.S. West Communications Inc............................       5.41          01/22/97           1,295,920
                                                                                                          ------------
                                                                                                             2,780,093
                                                                                                          ------------
             TOTAL COMMERCIAL PAPER (AMORTIZED COST $73,351,049)......................................      73,351,049
                                                                                                          ------------
             BANKERS' ACCEPTANCES (8.7%)
     3,665   First National Bank of Boston...........................    5.47-5.64     01/03/97-05/13/97     3,636,762
     1,000   First Union National Bank of Florida....................       5.43          05/06/97             981,563
     2,000   Mellon Bank, N.A........................................    5.52-5.60     01/24/97-05/16/97     1,976,268
     1,000   Republic National Bank of New York......................       5.45          04/10/97             985,233
                                                                                                          ------------
             TOTAL BANKERS' ACCEPTANCES (AMORTIZED COST $7,579,826)...................................       7,579,826
                                                                                                          ------------
             U.S. GOVERNMENT AGENCIES (2.9%)
     2,530   Federal Home Loan Banks (Amortized Cost $2,522,823).....    5.50-6.55     01/02/97-02/04/97     2,522,823
                                                                                                          ------------
             CERTIFICATES OF DEPOSIT (4.6%)
     2,000   Chase Manhattan Bank (USA)..............................    5.45-5.53     02/25/97-06/17/97     2,000,000
     2,000   Union Bank of California, N.A...........................    5.71-5.72     01/09/97-03/18/97     2,000,000
                                                                                                          ------------
             TOTAL CERTIFICATES OF DEPOSIT (AMORTIZED COST $4,000,000)................................       4,000,000
                                                                                                          ------------

TOTAL INVESTMENTS (AMORTIZED COST $87,453,698) (A)..............................      100.5%   87,453,698

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.........................................................       (0.5)        (452,009)
                                                                                                         -----------  -------------
NET ASSETS.............................................................................................      100.0%   $  87,001,689
                                                                                                         -----------  -------------
                                                                                                         -----------  -------------
--------------------
 (A)   COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                           COUPON     MATURITY
THOUSANDS)                                                                            RATE        DATE       VALUE
-----------                                                                       ------------  ---------  ----------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (25.1%)
 $      35   Federal Home Loan Banks............................................       6.78%     04/04/97  $   35,131
       250   U.S. Treasury Note.................................................       5.50      11/15/98     248,372
       200   U.S. Treasury Note.................................................       5.50      02/28/99     198,350
       150   U.S. Treasury Note.................................................       5.50      04/15/00     147,495
       100   U.S. Treasury Note.................................................       6.00      08/15/99     100,026
       115   U.S. Treasury Note.................................................       6.125     05/15/98     115,574
       200   U.S. Treasury Note.................................................       6.375     05/15/99     201,808
                                                                                                           ----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (IDENTIFIED COST $1,053,939).....................   1,046,756
                                                                                                           ----------
             MORTGAGE-BACKED SECURITIES (50.7%)
        98   Federal Home Loan Mortgage Corp....................................       5.50      11/01/00      95,638
        76   Federal Home Loan Mortgage Corp....................................       6.00      11/01/99      74,599
        71   Federal Home Loan Mortgage Corp....................................       7.00      07/01/00      72,120
        96   Federal Home Loan Mortgage Corp....................................       7.50      05/01/11      97,251
       180   Federal Home Loan Mortgage Corp....................................       7.50      06/01/11     182,445
       145   Federal Home Loan Mortgage Corp....................................       7.50      08/01/11     147,348
       250   Federal Home Loan Mortgage Corp....................................       8.00      12/01/26     254,766
        88   Federal National Mortgage Assoc....................................       6.00      09/01/00      86,982
        86   Federal National Mortgage Assoc....................................       6.50      07/01/02      84,808
       149   Federal National Mortgage Assoc....................................       6.675     09/01/26     152,770
        94   Federal National Mortgage Assoc....................................       7.00      06/01/02      94,461
        99   Federal National Mortgage Assoc....................................       7.00      10/01/02      99,153
       146   Federal National Mortgage Assoc....................................       7.00      01/01/03     146,282
        78   Federal National Mortgage Assoc....................................       7.825     07/01/24      80,699
       137   Government National Mortgage Assoc.................................       6.50      02/20/23     138,537
        95   Government National Mortgage Assoc.................................       6.50      01/20/26      95,841
        97   Government National Mortgage Assoc.................................       6.50      05/20/26      97,705
       114   Government National Mortgage Assoc.................................       7.125     06/20/25     116,412
                                                                                                           ----------
             TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,115,311)...............................   2,117,817
                                                                                                           ----------

             SHORT-TERM INVESTMENTS (29.0%)
             U.S. GOVERNMENT AGENCY (a) (24.0%)
     1,000   Federal Home Loan Banks (Amortized Cost $999,846)..................       5.55      01/02/97     999,846
                                                                                                           ----------
             REPURCHASE AGREEMENT (5.0%)
       209   The Bank of New York (dated 12/31/96; proceeds $209,010;
               collateralized by $57,000 U.S. Treasury Bill 0.00% due 06/26/97
               valued at $55,584, $49,918 U.S. Treasury Note 6.25% due 05/31/00
               valued at $50,394, $51,766 U.S. Treasury Note 5.625% due 02/28/01
               valued at $51,736 and $55,000 U.S. Treasury Note 6% due 05/31/98
               valued at $55,444) (Identified Cost $208,979)....................       5.375     01/02/97     208,979
                                                                                                           ----------
             TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $1,208,825)...................................   1,208,825
                                                                                                           ----------
               TOTAL INVESTMENTS (IDENTIFIED COST $4,378,075) (B)............................      104.8%   4,373,398
               LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS................................       (4.8)       (201,690)
                                                                                               -----------  ------------
               NET ASSETS....................................................................      100.0%   $  4,171,708
                                                                                               -----------  ------------
                                                                                               -----------  ------------
--------------------
 (A)   SECURITY  WAS PURCHASED ON  A DISCOUNT BASIS.  THE INTEREST RATE
       SHOWN HAS BEEN  ADJUSTED TO  REFLECT A  MONEY MARKET  EQUIVALENT
       YIELD.
 (B)   THE  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION  IS
       $3,948  AND  THE  AGGREGATE  GROSS  UNREALIZED  DEPRECIATION  IS
       $8,625, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,677.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON       MATURITY
THOUSANDS)                                                                   RATE          DATE           VALUE
-----------                                                                ---------  ---------------  -----------
             GOVERNMENT & CORPORATE BONDS (81.3%)
             AUSTRALIA (2.7%)
             GOVERNMENT OBLIGATION
Au$  1,084   Queensland Treasury Corp. (a)...............................      8.00 %    05/14/97      $   867,481
                                                                                                       -----------
             CANADA (1.8%)
             GOVERNMENT OBLIGATION
Ca$    740   Canada Treasury Bond (a)....................................      8.00      11/01/98          576,155
                                                                                                       -----------
             DENMARK (3.6%)
             GOVERNMENT OBLIGATIONS
 DKr 3,350   Denmark Treasury Note (a)...................................      9.00      11/15/98          619,064
     3,100   Denmark Treasury Note (a)...................................      6.00      02/15/99          546,248
                                                                                                       -----------
             TOTAL DENMARK...........................................................................    1,165,312
                                                                                                       -----------
             GERMANY (0.5%)
             GOVERNMENT OBLIGATION
   DEM 230   Bundes Obligation (a).......................................      6.875     02/24/99          159,238
                                                                                                       -----------
             ITALY (2.3%)
             FINANCE (0.1%)
  ITL  30M   Credit Suisse Finance Gibraltar.............................     11.625     05/27/97           20,103
                                                                                                       -----------
             GOVERNMENT OBLIGATION (2.2%)
    1,025M   Italy Treasury Bond.........................................      9.50      02/01/99          716,014
                                                                                                       -----------
             TOTAL ITALY.............................................................................      736,117
                                                                                                       -----------
             PORTUGAL (4.4%)
             GOVERNMENT OBLIGATIONS
  PTE 157M   Portugal Treasury Bond (a)..................................      8.375     01/23/99        1,058,814
       50M   Portugal Treasury Bond......................................      8.50      03/23/99          339,200
                                                                                                       -----------
             TOTAL PORTUGAL..........................................................................    1,398,014
                                                                                                       -----------
             SPAIN (2.4%)
             GOVERNMENT OBLIGATIONS
   ESP 14M   Spain Treasury Bond (a).....................................     11.45      08/30/98          117,291
       43M   Spain Treasury Bond (a).....................................      9.90      10/31/98          354,453
       35M   Spain Treasury Bond (a).....................................     10.25      11/30/98          291,096
                                                                                                       -----------
             TOTAL SPAIN.............................................................................      762,840
                                                                                                       -----------
             SWEDEN (1.3%)
             GOVERNMENT OBLIGATION
 SEK 2,800   Sweden Treasury Bond (a)....................................     10.75      01/23/97          410,429
                                                                                                       -----------
             UNITED KINGDOM (4.0%)
             GOVERNMENT OBLIGATION
  L    755   United Kingdom Government Bond (Conv.) (a)..................      7.00      08/06/97        1,298,518
                                                                                                       -----------

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON       MATURITY
THOUSANDS)                                                                   RATE          DATE           VALUE
-----------                                                                ---------  ---------------  -----------
             UNITED STATES (58.3%)
             AEROSPACE (0.6%)
$      200   Sabreliner Corp. (Series B).................................     12.50 %    04/15/03      $   196,000
                                                                                                       -----------
             AUTOMOTIVE (0.3%)
       100   AM General Corporation......................................     12.875     05/01/02           95,125
                                                                                                       -----------
             BROADCAST MEDIA (1.4%)
       200   Australis Media Limited (Units)++...........................    15.75++     05/15/03          117,000
       100   Paxson Communications Corp..................................     11.625     10/01/02          104,750
       200   Spanish Broadcasting System, Inc............................      7.50      06/15/02          212,000
                                                                                                       -----------
                                                                                                           433,750
                                                                                                       -----------
             BUSINESS SERVICES (1.9%)
       322   Anacomp, Inc................................................     13.00+     06/04/02          331,987
       250   Xerox Corp..................................................     15.00      06/10/97          259,765
                                                                                                       -----------
                                                                                                           591,752
                                                                                                       -----------
             CABLE & TELECOMMUNICATIONS (5.2%)
       214   Adelphia Communications Corp. (Series B)....................      9.50+     02/15/04          186,594
       200   American Communications Industries, Inc.....................    13.00++     11/01/05          120,500
       100   AT&T Capital Corp...........................................     15.00      05/05/97          103,035
       264   Falcon Holdings Group L.P. (Series B).......................     11.00+     09/15/03          237,375
       150   Frontiervision L.P..........................................     11.00      10/15/06          150,000
       400   Hyperion Communications.....................................    13.00++     04/15/03          228,000
       400   In-Flight Phone Corp. (Series B)............................    14.00++     05/15/02          134,500
       200   IXC Communications Inc. (Series B)..........................     12.50      10/01/05          220,000
       200   Mobile Telecommunication Technologies Corp..................     13.50      12/15/02          200,000
       100   Peoples Telephone Co., Inc..................................     12.25      07/15/02          105,500
                                                                                                       -----------
                                                                                                         1,685,504
                                                                                                       -----------
             COMPUTER EQUIPMENT (1.9%)
       150   Advanced Micro Devices, Inc.................................     11.00      08/01/03          162,750
       200   Integrated Device Technology (Conv.)........................      5.50      06/01/02          175,312
       100   Unisys Corp.................................................     15.00      07/01/97          104,750
       150   Unisys Corp. (Conv.)........................................      8.25      03/15/06          183,392
                                                                                                       -----------
                                                                                                           626,204
                                                                                                       -----------
             ELECTRICAL & ALARM SYSTEMS (1.1%)
       200   Mosler, Inc.................................................     11.00      04/15/03          189,000
       200   Protection One, Inc. (Conv.)................................      6.75      09/15/03          184,892
                                                                                                       -----------
                                                                                                           373,892
                                                                                                       -----------
             ENTERTAINMENT/GAMING & LODGING (6.4%)
       500   Cobblestone Holdings Inc....................................      0.00      06/01/04          200,000
       250   Fitzgeralds Gaming Corp. (Units)++..........................     13.00      12/31/02          212,500
       200   Lady Luck Gaming Finance Corp...............................     11.875     03/01/01          197,250
       200   Motels of America, Inc. (Series B)..........................     12.00      04/15/04          169,000
       150   Nextlink Communications L.L.C...............................     12.50      04/15/06          161,250

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON       MATURITY
THOUSANDS)                                                                   RATE          DATE           VALUE
-----------                                                                ---------  ---------------  -----------
$      200   Orbcomm Global L.P. - 144A*.................................     14.00 %    08/15/04      $   202,500
       250   Players International, Inc..................................     10.875     04/15/05          248,750
       100   Plitt Theaters, Inc. (Canada)...............................     10.875     06/15/04          101,626
       200   President Riverboat Casinos, Inc............................     13.00      09/15/01          167,000
       200   Stuart Entertainment, Inc. - 144A*..........................     12.50      11/15/04          203,500
       200   Trump Castle Funding, Inc...................................     11.75      11/15/03          177,000
                                                                                                       -----------
                                                                                                         2,040,376
                                                                                                       -----------
             FINANCIAL - MISCELLANEOUS (0.4%)
       200   PRT Funding Corp............................................     11.625     04/15/04          140,000
                                                                                                       -----------
             FOODS & BEVERAGES (1.8%)
       100   Envirodyne Industries, Inc..................................     10.25      12/01/01           97,000
       150   Great American Cookie, Inc. (Series B)......................     10.875     01/15/01          137,250
       700   Specialty Foods Acquisition Corp. (Series B)................    13.00++     08/15/05          273,000
       100   Specialty Foods Corp........................................     11.25      08/15/03           76,000
                                                                                                       -----------
                                                                                                           583,250
                                                                                                       -----------
             HEALTHCARE (1.1%)
       300   Unilab Corp.................................................     11.00      04/01/06          204,000
       150   Unison Healthcare - 144A*...................................     12.25      11/01/06          153,564
                                                                                                       -----------
                                                                                                           357,564
                                                                                                       -----------
             MANUFACTURING (0.8%)
       250   Ithaca Industries, Inc......................................     11.125     12/15/02          165,000
       100   Uniroyal Technology Corp....................................     11.75      06/01/03           99,750
                                                                                                       -----------
                                                                                                           264,750
                                                                                                       -----------
             MANUFACTURING - DIVERSIFIED (1.7%)
       100   Interlake Corp..............................................     12.125     03/01/02          104,375
       200   J.B. Poindexter & Co., Inc..................................     12.50      05/15/04          197,250
       250   Jordan Industries, Inc......................................     10.375     08/01/03          247,500
                                                                                                       -----------
                                                                                                           549,125
                                                                                                       -----------
             OIL & GAS (0.3%)
       100   Empire Gas Corp.............................................      7.00      07/15/04           87,000
                                                                                                       -----------
             PUBLISHING (1.3%)
       200   Affiliated Newspapers Investments, Inc......................    13.25++     07/01/06          164,000
       300   Marvel Holdings, Inc........................................      0.00      04/15/98           45,000
       200   United States Banknote Corp.................................     10.375     06/01/02          197,500
                                                                                                       -----------
                                                                                                           406,500
                                                                                                       -----------
             RESTAURANTS (1.4%)
       140   American Restaurant Group Holdings, Inc.....................     13.00      09/15/98          127,395
       100   Carrols Corp................................................     11.50      08/15/03          106,000
       200   FRD Acquisition Corp. (Series B)............................     12.50      07/15/04          205,250
                                                                                                       -----------
                                                                                                           438,645
                                                                                                       -----------

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON       MATURITY
THOUSANDS)                                                                   RATE          DATE           VALUE
-----------                                                                ---------  ---------------  -----------
             RETAIL (0.8%)
$      150   Apparel Ventures, Inc. (Series B)...........................     12.25 %    12/31/00      $   118,500
       400   County Seat Stores Co. (b)..................................     12.00      10/01/02          146,000
                                                                                                       -----------
                                                                                                           264,500
                                                                                                       -----------
             TEXTILES - APPAREL MANUFACTURERS (1.0%)
       200   Reeves Industries, Inc......................................     11.00      07/15/02          193,000
       150   U.S. Leather, Inc...........................................     10.25      07/31/03          132,000
                                                                                                       -----------
                                                                                                           325,000
                                                                                                       -----------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (28.9%)
             Federal National Mortgage Assoc.
                                                                                         02/01/11-
       978   ............................................................      6.00      03/01/11          940,598
                                                                                         07/01/25-
     1,871   ............................................................      7.00      02/01/26        1,829,689
       497   ............................................................      8.00      07/01/26          505,940
                                                                                                       -----------
                                                                                                         3,276,227
                                                                                                       -----------
             Government National Mortgage Assoc. (a)
       987   ............................................................      6.50      03/15/26          940,875
                                                                                         01/15/26-
       989   ............................................................      7.00      04/15/26          966,650
                                                                                         02/15/26-
     1,498   ............................................................      7.50      07/15/26        1,498,398
                                                                                         02/15/26-
       974   ............................................................      8.00      06/15/26          993,453
                                                                                                       -----------
                                                                                                         4,399,376
                                                                                                       -----------
             U.S. Treasury Notes
       200   ............................................................      5.75      10/31/00          197,438
     1,000   ............................................................      5.875     11/30/01          985,620
                                                                                                       -----------
                                                                                                         1,183,058
                                                                                                       -----------
       500   U.S. Treasury Strip.........................................      0.00      02/15/00          414,914
                                                                                                       -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS..............................................    9,273,575
                                                                                                       -----------
             TOTAL UNITED STATES.....................................................................   18,732,512
                                                                                                       -----------
             TOTAL GOVERNMENT & CORPORATE BONDS (IDENTIFIED COST $26,254,081)........................   26,106,616
                                                                                                       -----------

 NUMBER OF
  SHARES
-----------
             COMMON AND PREFERRED STOCKS (c) (1.0%)
             ENTERTAINMENT/GAMING & LODGING (0.3%)
       500   Cobblestone Holdings Inc............................................................        9,000
     3,000   Lady Luck Gaming Corp. (Series A) (Pref.)...........................................       91,500
                                                                                                   -----------
                                                                                                       100,500
                                                                                                   -----------
             FOOD & BEVERAGES (0.2%)
     7,000   Seven-Up/RC Bottling Co. Southern California, Inc. (d)..............................       69,125
                                                                                                   -----------

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                              VALUE
-----------                                                                                        -----------
             HEALTHCARE (0.1%)
    10,000   Unigene Laboratories, Inc...........................................................  $    19,688
    20,000   Unilab Corp.........................................................................        8,750
                                                                                                   -----------
                                                                                                        28,438
                                                                                                   -----------
             MANUFACTURING - DIVERSIFIED (0.2%)
     3,000   Thermadyne Holding Corp. (d)........................................................       79,500
                                                                                                   -----------
             OIL & GAS (0.2%)
    10,000   HarCor Energy, Inc..................................................................       47,500
                                                                                                   -----------
             TOTAL COMMON AND PREFERRED STOCKS (IDENTIFIED COST $306,478)........................      325,063
                                                                                                   -----------

 NUMBER OF                                                                           EXPIRATION
 WARRANTS                                                                               DATE
-----------                                                                        ---------------
             WARRANTS (C) (0.1%)
             CABLE & TELECOMMUNICATIONS (0.1%)
       400   Hyperion Telecommunication Inc. - 144A*.............................     04/01/01           18,000
       200   In-Flight Phone Corp. - 144A*.......................................     08/31/02              200
                                                                                                    -----------
                                                                                                         18,200
                                                                                                    -----------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
       787   Fitzgeralds Gaming Corp.............................................     12/19/98              787
       100   Fitzgeralds South Inc. - 144A*......................................     03/15/99                1
                                                                                                    -----------
                                                                                                            788
                                                                                                    -----------
             TOTAL WARRANTS (IDENTIFIED COST $15,743).............................................       18,988
                                                                                                    -----------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON       MATURITY
THOUSANDS)                                                                   RATE          DATE
-----------                                                                ---------  ---------------
             SHORT-TERM INVESTMENTS (11.7%)
             TIME DEPOSIT (e) (0.7%)
             AUSTRALIA
Au$    304   Bankers Trust (Identified Cost $241,558)....................      5.75 %    01/03/97          241,528
                                                                                                       -----------
             GOVERNMENT & AGENCY OBLIGATIONS (f) (10.3%)
             IRELAND (2.4%)
  IEP  476   Irish Government Exchange Note..............................      5.80      12/05/97          764,815
                                                                                                       -----------
             NEW ZEALAND (2.0%)
NZ$    340   New Zealand Treasury Bill...................................      8.85      02/10/97          237,692
       580   New Zealand Treasury Bill...................................      8.83      04/09/97          401,274
                                                                                                       -----------
             TOTAL NEW ZEALAND.......................................................................      638,966
                                                                                                       -----------
             UNITED STATES (5.9%)
$    1,900   Federal Home Loan Mortgage Corp.............................      6.50      01/02/97        1,899,657
                                                                                                       -----------
             TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Amortized Cost $3,299,062).......................    3,303,438
                                                                                                       -----------

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                  COUPON       MATURITY
THOUSANDS)                                                                   RATE          DATE           VALUE
-----------                                                                ---------  ---------------  -----------
             REPURCHASE AGREEMENT (0.7%)
$      223   The Bank of New York (dated 12/31/96; proceeds $222,917;
               collateralized by $17,690 U.S. Treasury Note 5.125% due
               06/30/98 valued at $17,532, $84,000 U.S. Treasury Note
               5.50% due 02/28/99 valued at $84,875, $41,386 U.S.
               Treasury Note 6.50% due 04/30/99 valued at $42,350, and
               $82,000 U.S. Treasury Note 6.25% due 06/30/98 valued at
               $82,551) (Identified Cost $222,851).......................      5.375%    01/02/97      $   222,851
                                                                                                       -----------
             TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $3,763,471)...............................    3,767,817
                                                                                                       -----------
             TOTAL INVESTMENTS (IDENTIFIED COST $30,339,773) (g).......................       94.1%   30,218,484
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................        5.9        1,900,714
                                                                                         -----------  -------------
             NET ASSETS................................................................      100.0%   $  32,119,198
                                                                                         -----------  -------------
                                                                                         -----------  -------------
--------------------
  M    IN MILLIONS.
  *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++    CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A
       UNIT; GENERALLY BONDS WITH ATTACHED STOCKS/WARRANTS.
  +    PAYMENT-IN-KIND SECURITY.
 ++    CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE
       SHOWN AT A FUTURE SPECIFIED DATE.
 (A)   SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION
       WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS AND/OR SECURITIES
       PURCHASED ON A FORWARD COMMITMENT BASIS.
 (B)   NON-INCOME PRODUCING SECURITY, ISSUER IN DEFAULT.
 (C)   NON-INCOME PRODUCING SECURITIES.
 (D)   ACQUIRED THROUGH EXCHANGE OFFER.
 (E)   SUBJECT TO WITHDRAWAL RESTRICTIONS UNTIL MATURITY.
 (F)   SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST
       RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET
       EQUIVALENT YIELD.
 (G)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
       $665,259 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
       $786,548, RESULTING IN NET UNREALIZED DEPRECIATION OF $121,289.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1996:

                         IN                                   UNREALIZED
CONTRACTS             EXCHANGE           DELIVERY            APPRECIATION
TO DELIVER              FOR                DATE             (DEPRECIATION)
----------           ----------          --------          ----------------
Y  115,000,000       $1,035,197          06/05/97          $        16,749
CHF 1,942,650        $1,500,000          06/10/97                   33,941
FRF  3,908,000       $  757,731          06/10/97                   (5,676)
DEM 1,148,000        $  768,458          06/11/97                   15,678
NLG   336,000        $  200,957          06/27/97                    4,085
DEM  880,000         $  588,550          07/29/97                   10,936
NLG   609,000        $  355,351          09/23/97                   (2,490)
                                                                   -------
                     Net unrealized appreciation .................. $73,223
                                                                   -------
                                                                   -------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                         VALUE
----------                                                                    ------------
            COMMON STOCKS (58.1%)
            AEROSPACE (4.3%)
    7,600   Boeing Co.......................................................  $    808,450
   13,000   United Technologies Corp........................................       858,000
                                                                              ------------
                                                                                 1,666,450
                                                                              ------------
            AIR TRANSPORT (0.6%)
    2,600   AMR Corp.*......................................................       229,125
                                                                              ------------
            AIRLINES (0.5%)
    2,700   Delta Air Lines, Inc............................................       191,362
                                                                              ------------
            ALUMINUM (0.4%)
    2,300   Aluminum Co. of America.........................................       146,625
                                                                              ------------
            AUTO PARTS - AFTER MARKET (0.5%)
    5,800   Lear Corp.*.....................................................       197,925
                                                                              ------------
            AUTOMOTIVE (2.2%)
   16,800   Chrysler Corp...................................................       554,400
    9,100   Ford Motor Co...................................................       290,062
                                                                              ------------
                                                                                   844,462
                                                                              ------------
            BANKS - MONEY CENTER (1.8%)
    6,700   Citicorp........................................................       690,100
                                                                              ------------
            BASIC CYCLICAL COMMODITIES (0.6%)
    5,900   Union Carbide Corp..............................................       241,162
                                                                              ------------
            BIOTECHNOLOGY (1.0%)
    7,100   Amgen Inc.*.....................................................       386,062
                                                                              ------------
            BROADCAST MEDIA (0.9%)
   10,500   Infinity Broadcasting Corp. (Class A)...........................       353,062
                                                                              ------------
            BROKERAGE (1.4%)
    6,800   Merrill Lynch & Co., Inc........................................       554,200
                                                                              ------------
            COMMERCIAL SERVICES (1.2%)
   15,800   Corrections Corp. of America*...................................       483,875
                                                                              ------------
            COMMUNICATIONS EQUIPMENT (3.2%)
    4,800   Ascend Communications, Inc......................................       297,600
    5,100   Cascade Communications Corp.*...................................       281,137
   10,200   Cisco Systems, Inc.*............................................       648,975
                                                                              ------------
                                                                                 1,227,712
                                                                              ------------
            COMPUTER EQUIPMENT (1.2%)
    9,600   Storage Technology Corp.*.......................................       457,200
                                                                              ------------

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                         VALUE
----------                                                                    ------------
            COMPUTER SERVICES (2.4%)
    3,900   Computer Sciences Corp..........................................  $    320,287
    4,100   Electronic Data Systems Corp.*..................................       177,325
   11,800   First Data Corp.................................................       430,700
                                                                              ------------
                                                                                   928,312
                                                                              ------------
            COMPUTER SOFTWARE (2.2%)
   10,400   Microsoft Corp.*................................................       859,300
                                                                              ------------
            COMPUTERS - SYSTEMS (0.7%)
    5,300   Hewlett-Packard Co..............................................       266,325
                                                                              ------------
            CONSUMER PRODUCTS (1.2%)
    4,900   Kimberly-Clark Corp.............................................       466,725
                                                                              ------------
            CONSUMER SERVICES (1.1%)
   18,750   CUC International, Inc.*........................................       445,312
                                                                              ------------
            ELECTRIC - MAJOR (0.8%)
    3,200   General Electric Co.............................................       316,400
                                                                              ------------
            ELECTRICAL EQUIPMENT (1.2%)
    7,100   Honeywell, Inc..................................................       466,825
                                                                              ------------
            ENTERTAINMENT (1.7%)
   10,000   Mirage Resorts, Inc.*...........................................       216,250
    6,100   Walt Disney Co..................................................       424,712
                                                                              ------------
                                                                                   640,962
                                                                              ------------
            FINANCIAL - MISCELLANEOUS (3.2%)
   10,100   Associates First Capital Corp. (Class A)........................       445,663
    2,200   Federal Home Loan Mortgage Corp.................................       242,275
   14,500   Green Tree Financial Corp.......................................       560,063
                                                                              ------------
                                                                                 1,248,001
                                                                              ------------
            HEALTH EQUIPMENT & SERVICES (2.2%)
   11,850   Columbia/HCA Healthcare Corp....................................       482,888
    4,800   Warner-Lambert Co...............................................       360,000
                                                                              ------------
                                                                                   842,888
                                                                              ------------
            HOUSEHOLD FURNISHINGS & APPLIANCES (1.3%)
   13,600   American Standard Companies, Inc.*..............................       520,200
                                                                              ------------
            INSURANCE BROKERS (0.9%)
    3,400   Marsh & McLennan Companies, Inc.................................       353,600
                                                                              ------------
            MACHINERY - CONSTRUCTION & MATERIALS (0.8%)
    4,200   Caterpillar, Inc................................................       316,050
                                                                              ------------
            MULTI-LINE INSURANCE (0.8%)
    3,050   American International Group, Inc...............................       330,163
                                                                              ------------

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                         VALUE
----------                                                                    ------------
            OFFICE EQUIPMENT & SUPPLIES (1.2%)
   11,300   Corporate Express, Inc.*........................................  $    331,938
    2,600   Xerox Corp......................................................       136,826
                                                                              ------------
                                                                                   468,764
                                                                              ------------
            OIL INTEGRATED - INTERNATIONAL (1.8%)
    4,700   Chevron Corp....................................................       305,500
    4,100   Texaco, Inc.....................................................       402,313
                                                                              ------------
                                                                                   707,813
                                                                              ------------
            OIL WELL - MACHINERY (0.9%)
    3,400   Schlumberger, Ltd...............................................       339,575
                                                                              ------------
            PAPER & FOREST PRODUCTS (1.0%)
    7,800   Weyerhaeuser Co.................................................       369,525
                                                                              ------------
            PHARMACEUTICALS (2.0%)
    8,400   Johnson & Johnson...............................................       417,900
    4,400   Merck & Co., Inc................................................       348,700
                                                                              ------------
                                                                                   766,600
                                                                              ------------
            RAILROADS (1.5%)
    6,834   Burlington Northern Santa Fe Corp...............................       590,287
                                                                              ------------
            RESTAURANTS (0.8%)
    8,500   Boston Chicken Inc.*............................................       303,875
                                                                              ------------
            RETAIL - FOOD CHAINS (1.0%)
    9,500   Safeway, Inc.*..................................................       406,125
                                                                              ------------
            RETAIL - SPECIALTY (0.9%)
    7,000   Home Depot, Inc.................................................       350,875
                                                                              ------------
            SEMICONDUCTORS (2.8%)
    8,300   Intel Corp......................................................     1,086,263
                                                                              ------------
            SOAP & HOUSEHOLD PRODUCTS (1.2%)
    4,300   Procter & Gamble Co.............................................       462,250
                                                                              ------------
            TELECOMMUNICATIONS (1.1%)
    4,300   GTE Corp........................................................       195,650
    5,000   Lucent Technologies, Inc........................................       231,250
                                                                              ------------
                                                                                   426,900
                                                                              ------------
            TOBACCO (1.0%)
    3,500   Philip Morris Companies, Inc....................................       394,188
                                                                              ------------
            UTILITIES - ELECTRIC (0.6%)
    6,100   American Electric Power Co., Inc................................       250,863
                                                                              ------------
            TOTAL COMMON STOCKS (IDENTIFIED COST $19,368,402)...............    22,594,288
                                                                              ------------

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                              COUPON     MATURITY
THOUSANDS)                                               RATE        DATE        VALUE
----------                                            ----------  ----------  ------------
            CORPORATE BONDS (5.3%)
            BANKS (0.5%)
$     200   NationsBank Corp........................       7.50 % 09/15/06    $    205,650
                                                                              ------------
            BANKS - MONEY CENTER (0.4%)
      145   Citicorp................................       6.375  01/15/06         138,540
                                                                              ------------
            BROKERAGE (0.3%)
      150   Merrill Lynch & Co., Inc................       6.00   01/15/01         146,987
                                                                              ------------
            ENTERTAINMENT (0.5%)
      180   Walt Disney Co..........................       6.75   03/30/06         177,910
                                                                              ------------
            FINANCIAL (0.8%)
      100   Abbey National PLC (United Kingdom).....       6.69   10/17/05          98,223
      100   BHP Finance U.S.A. Ltd..................       6.69   03/01/06          97,983
      110   Wells Fargo & Co........................       6.875  04/01/06         108,181
                                                                              ------------
                                                                                   304,387
                                                                              ------------
            HEALTHCARE - DRUGS (0.1%)
       45   Lilly (Eli) & Co........................       8.375  12/01/06          49,973
                                                                              ------------
            INDUSTRIALS (1.9%)
      100   General American Transportation Corp....       6.75   03/01/06          96,877
      150   Lockheed Martin Corp....................       7.25   05/15/06         152,729
       15   Mead Corp...............................       7.125  08/01/25          13,674
       40   Monsanto Co.............................       8.875  12/15/09          46,424
      200   Praxair Inc.............................       6.90   11/01/06         198,008
       15   Texas Utilities Electric Co.............       7.875  04/01/24          14,990
      200   Willamette Industries, Inc..............       7.85   07/01/26         209,764
                                                                              ------------
                                                                                   732,466
                                                                              ------------
            TELECOMMUNICATIONS (0.4%)
       50   AT&T Corp...............................       7.75   03/01/07          52,946
      120   Northern Telecom Capital................       7.40   06/15/06         123,935
                                                                              ------------
                                                                                   176,881
                                                                              ------------
            UTILITIES - ELECTRIC (0.4%)
      150   Union Electric Co.......................       6.75   05/01/08         147,423
                                                                              ------------
            TOTAL CORPORATE BONDS (IDENTIFIED COST $2,065,527)..............     2,080,217
                                                                              ------------

            MORTGAGE-BACKED SECURITIES (7.5%)
      190   Federal Home Loan Mortgage Corp.........       7.00   12/01/25         186,336
      304   Federal Home Loan Mortgage Corp.........       7.00   04/01/26         298,077
      192   Federal Home Loan Mortgage Corp.........       7.50   05/01/11         194,502
      346   Federal Home Loan Mortgage Corp.........       7.50   06/01/11         351,209
      290   Federal Home Loan Mortgage Corp.........       7.50   08/01/11         294,695
      498   Federal Home Loan Mortgage Corp.........       8.00   06/01/26         507,756

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                              COUPON     MATURITY
THOUSANDS)                                               RATE        DATE        VALUE
----------                                            ----------  ----------  ------------
$     639   Government National Mortgage Assoc......       7.00 % 05/15/26    $    624,294
      458   Government National Mortgage Assoc......       8.00   08/15/26         467,416
                                                                              ------------
            TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,899,102)...     2,924,285
                                                                              ------------

            U.S. GOVERNMENT OBLIGATIONS (19.9%)
    1,095   U.S. Treasury Bond......................       7.50   11/15/24       1,197,415
      755   U.S. Treasury Note......................       5.00   01/31/98         749,647
      765   U.S. Treasury Note......................       5.125  04/30/98         759,270
      500   U.S. Treasury Note......................       5.875  10/31/98         500,055
    1,425   U.S. Treasury Note......................       5.875  11/15/05       1,373,828
      300   U.S. Treasury Note......................       6.375  05/15/99         302,712
    1,070   U.S. Treasury Note......................       6.375  08/15/02       1,076,720
      540   U.S. Treasury Note......................       6.625  06/30/01         548,856
      175   U.S. Treasury Note......................       7.75   11/30/99         182,884
      600   U.S. Treasury Note......................       7.75   01/31/00         628,110
       80   U.S. Treasury Note......................       7.875  11/15/04          87,221
      440   U.S. Treasury Strip.....................       0.00   05/15/02         315,995
                                                                              ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST
              $7,662,056)...................................................     7,722,713
                                                                              ------------
            SHORT-TERM INVESTMENTS (8.8%)
            U.S. GOVERNMENT AGENCIES (a) (4.4%)
    1,000   Federal Farm Credit Bank................       5.60   01/02/97         999,845
      705   Federal Home Loan Mortgage Corp.........       5.58   01/14/97         703,579
                                                                              ------------
            TOTAL U.S. GOVERNMENT AGENCIES (Amortized Cost $1,703,424)           1,703,424
                                                                              ------------
            REPURCHASE AGREEMENT (4.4%)
    1,696   The Bank of New York (dated 12/31/96;
              proceeds $1,696,409; collateralized by
              $814,301 U.S. Treasury Bill 0.00% due
              01/09/97 valued at $813,405, $849,000
              U.S. Treasury Note 6.375% due 08/15/02
              valued at $875,266 and $37,719 U.S.
              Treasury Note 8.50% due 11/15/00
              valued at $41,150) (Identified Cost
              $1,695,902)...........................       5.375  01/02/97       1,695,902
                                                                              ------------
            TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $3,399,326).......     3,399,326
                                                                              ------------
TOTAL INVESTMENTS (IDENTIFIED COST $35,394,413) (B).............      99.6  %   38,720,829
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..................       0.4         172,199
                                                                  ----------  ------------
NET ASSETS......................................................     100.0  % $ 38,893,028
                                                                  ----------  ------------
                                                                  ----------  ------------
--------------------
  *    NON-INCOME PRODUCING SECURITY.
 (A)   SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST
       RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET
       EQUIVALENT YIELD.
 (B)   THE  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION  IS
       $3,813,989  AND THE  AGGREGATE GROSS  UNREALIZED DEPRECIATION IS
       $487,573,  RESULTING   IN   NET   UNREALIZED   APPRECIATION   OF
       $3,326,416.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                         VALUE
-----------                                   -----------
             COMMON STOCKS (89.7%)
             NATURAL GAS (18.5%)
    11,000   AGL Resources, Inc.............  $   232,375
    17,000   American Water Works Company,
               Inc..........................      350,625
     5,500   Anadarko Petroleum Corp........      356,125
    10,000   Brooklyn Union Gas Co..........      301,250
     4,500   Consolidated Natural Gas Co....      248,625
     7,000   Eastern Enterprises............      247,625
     5,811   El Paso Natural Gas Co.........      293,455
     9,000   Enron Corp.....................      388,125
    10,000   Enron Oil & Gas Co.............      252,500
     5,000   Ente Nazionale Idrocarburi SpA
               (ADR) (Italy)................      258,125
    12,000   Indiana Energy Inc.............      292,500
    10,000   KN Energy, Inc.................      392,500
    12,000   MCN Corp.......................      346,500
     3,500   Mitchell Energy & Development
               Corp. (Class B)..............       77,437
    10,500   New Jersey Resources Corp......      307,125
     8,000   North Carolina Natural Gas
               Corp.........................      231,000
     9,750   Northwest Natural Gas Co.......      231,562
     8,000   PanEnergy Corp.................      360,000
     6,000   Parker & Parsley Petroleum
               Co...........................      220,500
     8,500   Questar Corp...................      312,375
     7,500   Sonat, Inc.....................      386,250
     6,000   South Jersey Industries,
               Inc..........................      146,250
     6,000   Southwest Gas Corp.............      115,500
     5,500   Tenneco, Inc...................      248,187
                                              -----------
                                                6,596,516
                                              -----------
             TELECOMMUNICATIONS (32.0%)
     8,000   360 Communications Co.*........      185,000
     6,000   Airtouch Communications,
               Inc.*........................      151,500
     7,000   Alcatel Alsthom (ADR)
               (France).....................      112,000
     7,500   Alltel Corp....................      235,312
     4,000   Ameritech Corp.................      242,500
     4,000   AT&T Corp......................      174,000
     7,500   BCE, Inc. (Canada).............      358,125
     2,500   Bell Atlantic Corp.............      161,875
     5,000   BellSouth Corp.................      201,875
     6,000   Brooks Fiber Properties,
               Inc.*........................      153,000
     3,000   Cellular Communications
               International, Inc.*.........       85,500
     6,500   Century Telephone Enterprises,
               Inc..........................      200,687
    10,000   Clayton Williams Energy,
               Inc.*........................      173,750
     5,500   Clearnet Communications Inc.
               (Class A) (Canada)*..........       59,125
     6,000   Comcast Corp. (Class A)........      106,500
     4,500   Ericsson (L.M.) Telephone Co.
               (Class B) (ADR) (Sweden).....      135,562
     4,500   GTE Corp.......................      204,750
     4,000   Harris Corp....................      274,500
     8,000   ICG Communications, Inc.*......      141,000
     8,000   Intercel, Inc.*................       96,000
     8,000   LCI International, Inc.*.......      172,000
    12,000   Loral Space & Communications
               Ltd.*........................      220,500
     8,896   Lucent Technologies, Inc.......      411,440
    10,500   MCI Communications Corp........      342,562
    10,000   McLeod, Inc. (Class A)*........      255,000

 NUMBER OF
  SHARES                                         VALUE
-----------                                   -----------
    15,000   Metromedia International Group
               Inc.*........................  $   148,125
     6,000   MFS Communications Company,
               Inc.*........................      325,500
     9,000   MIDCOM Communications, Inc.*...       76,500
     9,500   News Corp. Ltd. (ADR)
               (Australia)..................      198,313
     8,000   Nextel   Communications,   Inc.
               (Class A)*...................      104,000
     6,500   Nippon Telegraph & Telephone
               Corp. (ADR) (Japan)..........      255,938
     6,500   Northern Telecom Ltd.
               (Canada).....................      402,188
     4,000   NYNEX Corp.....................      192,500
     3,000   Pacific Telesis Group..........      110,250
     8,000   Philips Electronics NV (ADR)
               (Netherlands)................      320,000
     9,500   Portugal  Telecom  S.A.   (ADR)
               (Portugal)...................      268,375
     6,000   Royal PTT Nederland NV (ADR)
               (Netherlands)................      227,250
     4,000   SBC Communications, Inc........      207,000
     8,000   Scientific-Atlanta, Inc........      120,000
     6,500   Southern New England
               Telecommunications Corp......      252,688
     7,000   Sprint Corp....................      279,125
     7,000   Tele Danmark AS (ADR)
               (Denmark)....................      190,750
     8,000   Tele-Communication Liberty
               Media Group (Class A)*.......      228,000
     6,000   Tele-Communications, Inc.
               (Class A)*...................       78,000
     5,000   Telecom  Argentina  S.A.  (ADR)
               (Argentina)..................      201,875
     6,000   Telefonica Espana S.A. (ADR)
               (Spain)......................      415,500
     3,000   Telefonos de Mexico S.A. de
               C.V. (Series L) (ADR)
               (Mexico).....................       99,000
     9,000   Telephone & Data Systems,
               Inc..........................      326,250
     6,000   Teleport Communications Group
               Inc. (Class A)*..............      182,250
     3,000   U.S. West Communications
               Group........................       96,750
    10,000   U.S. West Media Group*.........      185,000
     7,000   United States Cellular
               Corp.*.......................      195,125
     7,000   Vanguard Cellular Systems, Inc.
               (Class A)*...................      108,500
     5,000   Viacom, Inc. (Class A)*........      172,500
     6,500   Vodafone Group PLC (ADR)
               (United Kingdom).............      268,938
    12,000   WorldCom, Inc.*................      312,000
                                              -----------
                                               11,402,253
                                              -----------
             UTILITIES - ELECTRIC (39.2%)
     9,000   AES Corp.*.....................      418,500
    12,500   Allegheny Power System, Inc....      379,688
    10,000   American Electric Power Co.....      411,250
     8,000   Bangor Hydro-Electric Co.......       74,000
     5,000   Boston Edison Co...............      134,375
     9,500   Carolina Power & Light Co......      346,750
    10,000   Central & South West Corp......      256,250
    10,000   Central Louisiana Electric.....      276,250
     8,000   CINergy Corp...................      267,000
    15,240   Citizens Utilities Co. (Class
               A)*..........................      165,735
     8,000   CMS Energy Corp................      269,000
     8,000   Consolidated Edison Co. of  New
               York, Inc....................      234,000
     9,500   Dominion Resources, Inc........      365,750
     8,500   DQE, Inc.......................      246,500
     5,000   Duke Power Co..................      231,250
     6,000   Eastern Utilities Assoc........      104,250
    11,500   Edison International...........      228,563

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                         VALUE
-----------                                   -----------
     6,500   Enersis S.A. (ADR) (Chile).....  $   180,375
    10,000   Enova Corp.....................      227,500
     9,000   Entergy Corp...................      249,750
    14,000   FPL Group, Inc.................      644,000
    12,000   General Public Utilities
               Corp.........................      403,500
    12,000   Houston Industries, Inc........      271,500
     6,500   Illinova Corp..................      178,750
    12,000   IPALCO Enterprises, Inc........      327,000
    10,000   Kansas City Power & Light
               Co...........................      285,000
     8,500   Korea Electric Power Corp.
               (ADR)........................      174,250
    12,000   LG&E Energy Corp...............      294,000
     6,000   National Power PLC (ADR)
               (United Kingdom).............      203,250
     8,000   New England Electric System....      279,000
    12,000   NIPSCO Industries, Inc.........      475,500
     7,000   Northwestern Public Service
               Co...........................      239,750
     8,000   Oklahoma Gas & Electric Co.....      334,000
    10,000   Pacific Enterprises............      303,750
     8,000   Pacific Gas & Electric Co......      168,000
    11,000   PacifiCorp.....................      225,500
     9,500   Peco Energy Co.................      239,875
     8,500   Pinnacle West Capital Corp.....      269,875
     5,000   Portland General Corp..........      210,000
    10,000   Public Service Company of
               Colorado.....................      388,750
    12,000   Public  Service Company  of New
               Mexico.......................      235,500
     6,000   Public Service Enterprise
               Group, Inc...................      163,500
    11,000   SCANA Corp.....................      294,250
    10,000   Sierra Pacific Resources.......      287,500
    12,000   Southern Co....................      271,500
    12,000   Teco Energy, Inc...............      289,500
     8,500   TNP Enterprises, Inc...........      232,688
     9,000   Tucson Electric Power Co.*.....      149,625
     7,000   Unicom Corp....................      189,875
    10,000   Utilicorp United, Inc..........      270,000
    11,000   Western Resources, Inc.........      339,625
    12,000   Wisconsin Energy Corp..........      322,500
                                              -----------
                                               14,028,049
                                              -----------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $29,260,906).................   32,026,818
                                              -----------

             PREFERRED STOCKS (1.0%)
             UTILITIES - ELECTRIC
     6,000   Alabama Power Capital Trust I
               (Series Q) $1.84.............      144,000
     1,000   Duquesne Capital LP (Series A)
               $2.09........................       25,250
     2,500   Public Service  Electric &  Gas
               Co. $2.00....................       62,500
     5,000   Virginia Power Capital $2.01...      125,000
                                              -----------
             TOTAL PREFERRED STOCKS
               (IDENTIFIED COST $363,687)...      356,750
                                              -----------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                       VALUE
-----------                                   -----------
             CORPORATE BONDS (4.7%)
             NATURAL GAS (4.1%)
 $   1,500   Enserch Exploration, Inc. 7.54%
               due 01/02/09-144A**..........  $ 1,478,520
                                              -----------
             TELECOMMUNICATIONS (0.6%)
       100   Century Telephone
               Enterprises, Inc. 7.20% due
               12/01/25.....................       97,166
       100   Southwestern Bell Telephone Co.
               7.25% due 07/15/25...........       96,063
                                              -----------
                                                  193,229
                                              -----------
             TOTAL CORPORATE BONDS
               (IDENTIFIED COST
               $1,702,656)..................    1,671,749
                                              -----------
             U.S. GOVERNMENT AGENCY (0.1%)
        25   Tennessee Valley Authority
               (Series 95-A) 8.00% due
               03/31/45 (Identified Cost
               $25,000).....................       26,000
                                              -----------
             SHORT-TERM INVESTMENTS (6.4%)
             U.S. GOVERNMENT AGENCY (a) (5.6%)
     2,000   Federal Home Loan Banks 6.50%
               due 01/02/97 (Amortized Cost
               $1,999,639)..................    1,999,639
                                              -----------
             REPURCHASE AGREEMENT (0.8%)
       280   The Bank of New York 5.375% due
               01/02/97 (dated 12/31/96;
               proceeds $279,717;
               collateralized by $82,408
               U.S. Treasury Bill 0.00% due
               01/30/97 valued at $82,079,
               $6,764 U.S. Treasury Note
               6.75% due 05/31/97 valued at
               $6,838, $96,000 U.S. Treasury
               Note 5.125% due 02/28/98
               valued at $97,043, $100,000
               U.S. Treasury Note 5.875% due
               06/30/00 valued at $99,266
               (Identified Cost $279,634)...      279,634
                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST
               $2,279,273)..................    2,279,273
                                              -----------
TOTAL INVESTMENTS (IDENTIFIED
 COST $33,631,522) (B)...........      101.9%   36,360,590
LIABILITIES IN EXCESS OF OTHER ASSETS......       (1.9)        (674,507)
                                             -----------  -------------
NET ASSETS.................................      100.0%   $  35,686,083
                                             -----------  -------------
                                             -----------  -------------
--------------------
 ADR   AMERICAN DEPOSITORY RECEIPT.
  *    NON-INCOME PRODUCING SECURITY.
 **    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (A)   SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE
       SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT
       YIELD.
 (B)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
       $3,659,092 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
       $930,024, RESULTING IN NET UNREALIZED APPRECIATION OF
       $2,729,068.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                  ------------
             COMMON STOCKS (97.9%)
             AEROSPACE (3.1%)
   121,600   United Technologies Corp......  $  8,025,600
                                             ------------
             AUTOMOTIVE (6.1%)
   236,000   Chrysler Corp.................     7,788,000
   249,000   Ford Motor Co.................     7,936,875
                                             ------------
                                               15,724,875
                                             ------------
             BANKS (6.3%)
   187,000   Banc One Corp.................     8,041,000
    81,000   BankAmerica Corp..............     8,079,750
                                             ------------
                                               16,120,750
                                             ------------
             BEVERAGES - SOFT DRINKS (3.1%)
   271,000   PepsiCo Inc...................     7,926,750
                                             ------------
             CHEMICALS (3.1%)
   103,000   Dow Chemical Co...............     8,072,625
                                             ------------
             COMPUTERS (3.0%)
    52,000   International Business
               Machines Corp...............     7,852,000
                                             ------------
             CONGLOMERATES (6.2%)
    95,000   Minnesota Mining &
               Manufacturing Co............     7,873,125
    34,000   Newport News Shipbuilding
               Inc.........................       510,000
   170,000   Tenneco, Inc..................     7,671,250
                                             ------------
                                               16,054,375
                                             ------------
             DRUGS (3.0%)
   154,000   Abbott Laboratories...........     7,815,500
                                             ------------
             ELECTRICAL EQUIPMENT (3.0%)
   119,000   Honeywell, Inc................     7,824,250
                                             ------------
             ELECTRONICS (3.0%)
    78,000   General Electric Co...........     7,712,250
                                             ------------
             FOODS (3.0%)
   203,000   Quaker Oats Company (The).....     7,739,375
                                             ------------
             MACHINERY -
               AGRICULTURAL (3.1%)
   194,000   Deere & Co....................     7,881,250
                                             ------------
             METALS & MINING (3.1%)
   119,000   Phelps Dodge Corp.............     8,032,500
                                             ------------
             NATURAL GAS (3.5%)
    15,810   El Paso Natural Gas Co........       798,405
   188,000   Enron Corp....................     8,107,500
                                             ------------
                                                8,905,905
                                             ------------
             OFFICE EQUIPMENT (3.0%)
   141,500   Pitney Bowes, Inc.............     7,711,750
                                             ------------
             OIL - DOMESTIC (3.0%)
    80,000   Exxon Corp....................     7,840,000
                                             ------------

 NUMBER OF
  SHARES                                        VALUE
-----------                                  ------------
             OIL INTEGRATED -
               DOMESTIC (6.2%)
    61,000   Atlantic Richfield Co.........  $  8,082,500
   326,000   USX-Marathon Group............     7,783,250
                                             ------------
                                               15,865,750
                                             ------------
             OIL INTEGRATED - INTERNATIONAL (3.2%)
    67,000   Mobil Corp....................     8,190,750
                                             ------------
             PAPER & FOREST
               PRODUCTS (3.2%)
   174,000   Weyerhaeuser Co...............     8,243,250
                                             ------------
             PHOTOGRAPHY (3.1%)
   100,000   Eastman Kodak Co..............     8,025,000
                                             ------------
             RAILROADS (3.1%)
   186,000   CSX Corp......................     7,858,500
                                             ------------
             RETAIL - DEPARTMENT
               STORES (3.1%)
   173,000   May Department Stores Co......     8,087,750
                                             ------------
             RETAIL - FOOD CHAINS (3.1%)
   196,000   American Stores Co............     8,011,500
                                             ------------
             TELECOMMUNICATIONS (6.4%)
   126,000   Bell Atlantic Corp............     8,158,500
   210,000   Sprint Corp...................     8,373,750
                                             ------------
                                               16,532,250
                                             ------------
             TOBACCO (3.1%)
    72,000   Philip Morris Companies,
               Inc.........................     8,109,000
                                             ------------
             UTILITIES - ELECTRIC (4.8%)
   249,000   General Public Utilities
               Corp........................     8,372,625
   194,700   Pacific Gas & Electric Co.....     4,088,700
                                             ------------
                                               12,461,325
                                             ------------
             TOTAL COMMON STOCKS
               (IDENTIFIED COST
               $230,534,063)...............   252,624,830
                                             ------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             SHORT-TERM INVESTMENT (2.0%)
             REPURCHASE AGREEMENT
 $   5,094   The Bank of New York 5.375%
               due 01/02/97 (dated
               12/31/96; proceeds
               $5,095,623; collateralized
               by $5,145,047 U.S. Treasury
               Note 5.875% due 10/31/98
               valued at $5,195,984)
               (Identified Cost
               $5,094,102).................     5,094,102
                                             ------------
TOTAL INVESTMENTS (IDENTIFIED
  COST $235,628,165) (A)........       99.9%   257,718,932
OTHER ASSETS IN EXCESS OF LIABILITIES....        0.1            381,935
                                           -----------  ---------------
NET ASSETS...............................      100.0%   $   258,100,867
                                           -----------  ---------------
                                           -----------  ---------------

--------------------
 (A)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
       $24,757,349 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
       $2,666,582, RESULTING IN NET UNREALIZED APPRECIATION OF
       $22,090,767.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              COMMON STOCKS (96.3%)
              AEROSPACE & DEFENSE (1.6%)
      1,531   Boeing Co...............................  $    162,860
      2,100   General Dynamics Corp...................       148,050
      1,600   Lockheed Martin Corp....................       146,400
      2,500   McDonnell Douglas Corp..................       160,000
      1,750   Northrop Grumman Corp...................       144,812
      3,000   Raytheon Co.............................       144,375
      2,400   Rockwell International Corp.*...........       146,100
      2,000   United Technologies Corp................       132,000
                                                        ------------
                                                           1,184,597
                                                        ------------
              AGRICULTURE RELATED (0.2%)
      2,000   Pioneer Hi-Bred International, Inc......       140,000
                                                        ------------
              AIRLINES (0.8%)
      1,700   AMR Corp.*..............................       149,812
      2,000   Delta Air Lines, Inc....................       141,750
      6,500   Southwest Airlines Co...................       143,812
      6,600   USAir Group, Inc.*......................       154,275
                                                        ------------
                                                             589,649
                                                        ------------
              ALUMINUM (0.5%)
      4,300   Alcan Aluminum Ltd. (Canada)............       144,587
      2,300   Aluminum Co. of America.................       146,625
      2,400   Reynolds Metals Co......................       135,300
                                                        ------------
                                                             426,512
                                                        ------------
              AUTO PARTS - AFTER MARKET (0.9%)
      7,250   Cooper Tire & Rubber Co.................       143,187
      4,700   Echlin, Inc.............................       148,637
      3,200   Genuine Parts Co........................       142,400
      2,750   Goodyear Tire & Rubber Co...............       141,281
      2,800   TRW, Inc................................       138,600
                                                        ------------
                                                             714,105
                                                        ------------
              AUTOMOBILES (0.5%)
      4,100   Chrysler Corp...........................       135,300
      4,600   Ford Motor Co...........................       146,625
      2,500   General Motors Corp.....................       139,375
                                                        ------------
                                                             421,300
                                                        ------------
              BANKS - MONEY CENTER (1.1%)
      1,400   BankAmerica Corp........................       139,650
      1,600   Bankers Trust New York Corp.............       138,000
      1,600   Chase Manhattan Corp....................       142,800
      1,300   Citicorp................................       133,900
      2,450   First Chicago NBD Corp..................       131,687
      1,450   Morgan (J.P.) & Co., Inc................       141,556
                                                        ------------
                                                             827,593
                                                        ------------
              BANKS - REGIONAL (4.1%)
      3,200   Banc One Corp...........................       137,600
      2,200   Bank of Boston Corp.....................       141,350
      3,900   Bank of New York Co., Inc...............       131,625
      3,400   Barnett Banks, Inc......................       139,825
      2,300   Boatmen's Bancshares, Inc...............       148,062
      2,500   Comerica, Inc...........................       130,937
      2,600   Corestates Financial Corp...............       134,875
      2,250   Fifth Third Bancorp.....................       141,187
      2,000   First Bank System, Inc..................       136,500

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
      1,942   First Union Corp........................  $    143,708
      2,600   Fleet Financial Group, Inc..............       129,675
      2,600   KeyCorp.................................       131,300
      1,850   Mellon Bank Corp........................       131,350
      3,150   National City Corp......................       141,356
      1,350   NationsBank Corp........................       131,962
      3,200   Norwest Corp............................       139,200
      3,750   PNC Bank Corp...........................       141,094
      1,700   Republic New York Corp..................       138,762
      2,800   SunTrust Banks, Inc.....................       137,900
      2,900   U.S. Bancorp............................       130,137
      2,400   Wachovia Corp...........................       135,600
        500   Wells Fargo & Co........................       134,875
                                                        ------------
                                                           3,008,880
                                                        ------------
              BEVERAGES - ALCOHOLIC (0.7%)
      3,300   Anheuser-Busch Companies, Inc...........       132,000
      3,200   Brown-Forman Corp. (Class B)............       146,400
      7,600   Coors (Adolph) Co. (Class B)............       144,400
      3,600   Seagram Co. Ltd. (Canada)...............       139,500
                                                        ------------
                                                             562,300
                                                        ------------
              BEVERAGES - SOFT DRINKS (0.6%)
      2,900   Coca Cola Co............................       152,612
      5,000   PepsiCo Inc.............................       146,250
      6,300   Whitman Corp............................       144,113
                                                        ------------
                                                             442,975
                                                        ------------
              BIOTECHNOLOGY (0.1%)
      2,400   Amgen Inc.*.............................       130,500
                                                        ------------
              BROADCAST MEDIA (0.6%)
      8,500   Comcast Corp. (Class A Special).........       150,875
     11,200   Tele-Communications, Inc. (Class A)*....       145,600
      7,800   U.S. West Media Group*..................       144,300
                                                        ------------
                                                             440,775
                                                        ------------
              BUILDING MATERIALS (0.5%)
      4,000   Masco Corp..............................       144,000
      3,200   Owens-Corning Fiberglas Corp............       136,400
      2,500   Sherwin-Williams Co.....................       140,000
                                                        ------------
                                                             420,400
                                                        ------------
              BUSINESS SERVICES (0.2%)
      4,300   Cognizant Corp.*........................       141,900
                                                        ------------
              CHEMICALS (2.2%)
      1,900   Air Products & Chemicals, Inc...........       131,337
      1,900   Dow Chemical Co.........................       148,912
      1,400   Du Pont (E.I.) de Nemours & Co..........       132,125
      2,500   Eastman Chemical Co.....................       138,125
      3,700   Goodrich (B.F.) Co......................       149,850
      3,300   Hercules, Inc...........................       142,725
      2,950   Mallinckrodt Group, Inc.................       130,169
      3,650   Monsanto Co.............................       141,894
      2,350   PPG Industries, Inc.....................       131,894
      3,300   Praxair, Inc............................       152,212
      1,650   Rohm & Haas Co..........................       134,681
      3,600   Union Carbide Corp......................       147,150
                                                        ------------
                                                           1,681,074
                                                        ------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              CHEMICALS - DIVERSIFIED (0.6%)
      4,200   Avery Dennison Corp.....................  $    148,575
      7,450   Engelhard Corp..........................       142,481
      2,100   FMC Corp.*..............................       147,262
                                                        ------------
                                                             438,318
                                                        ------------
              CHEMICALS - SPECIALTY (1.4%)
      3,800   Ecolab, Inc.............................       142,975
      2,900   Grace (W. R.) & Co......................       150,075
      3,200   Great Lakes Chemical Corp...............       149,600
      3,200   International Flavors & Fragrances
                Inc...................................       144,000
      3,700   Morton International, Inc...............       150,775
      3,600   Nalco Chemical Co.......................       130,050
      2,350   Sigma-Aldrich Corp......................       146,581
                                                        ------------
                                                           1,014,056
                                                        ------------
              COMMUNICATIONS - EQUIPMENT/MANUFACTURERS (2.1%)
      2,000   3Com Corp.*.............................       146,500
      2,700   Andrew Corp.*...........................       143,100
      6,500   Bay Networks, Inc.*.....................       135,687
      4,200   Cabletron Systems, Inc.*................       139,650
      2,200   Cisco Systems, Inc.*....................       139,975
      8,100   DSC Communications Corp.*...............       144,787
      6,000   General Instrument Corp.*...............       129,750
      2,000   Harris Corp.............................       137,250
      2,300   Northern Telecom Ltd. (Canada)..........       142,312
      9,500   Scientific-Atlanta, Inc.................       142,500
      3,400   Tellabs, Inc.*..........................       127,925
                                                        ------------
                                                           1,529,436
                                                        ------------
              COMPUTER EQUIPMENT (0.2%)
      2,600   Dell Computer Corp.*....................       138,125
                                                        ------------
              COMPUTER SOFTWARE & SERVICES (2.2%)
      5,100   Autodesk, Inc...........................       142,800
      3,300   Automatic Data Processing, Inc..........       141,487
      3,600   Ceridian Corp.*.........................       145,800
      3,000   Computer Associates International,
                Inc...................................       149,250
      1,800   Computer Sciences Corp.*................       147,825
      3,500   First Data Corp.........................       127,750
      1,700   Microsoft Corp.*........................       140,462
     15,300   Novell, Inc.*...........................       144,394
      3,400   Oracle Corp.*...........................       141,525
      3,950   Seagate Technology, Inc.*...............       156,025
      3,000   Shared Medical Systems Corp.............       147,375
                                                        ------------
                                                           1,584,693
                                                        ------------
              COMPUTERS - SYSTEMS (2.6%)
     12,300   Amdahl Corp.*...........................       149,137
      6,300   Apple Computer, Inc.*...................       130,725
      2,150   COMPAQ Computer Corp.*..................       159,637
      9,100   Data General Corp.*.....................       131,950
 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
      4,100   Digital Equipment Corp.*................  $    149,137
      4,700   EMC Corp.*..............................       155,687
      2,800   Hewlett-Packard Co......................       140,700
     15,000   Intergraph Corp.*.......................       153,750
      1,000   International Business Machines Corp....       151,000
      6,200   Silicon Graphics, Inc.*.................       158,100
      5,000   Sun Microsystems, Inc.*.................       128,125
     10,600   Tandem Computers Inc.*..................       145,750
     21,900   Unisys Corp.*...........................       147,825
                                                        ------------
                                                           1,901,523
                                                        ------------
              CONGLOMERATES (0.2%)
      1,550   Textron Inc.............................       146,087
                                                        ------------
              CONSUMER - NON CYCLICAL (0.4%)
      4,900   American Greetings Corp. (Class A)......       139,038
      6,600   Jostens, Inc............................       139,425
                                                        ------------
                                                             278,463
                                                        ------------
              CONTAINERS - METAL & GLASS (0.4%)
      5,800   Ball Corp...............................       150,800
      2,600   Crown Cork & Seal Co., Inc..............       141,375
                                                        ------------
                                                             292,175
                                                        ------------
              CONTAINERS - PAPER (0.6%)
      4,000   Bemis Company, Inc......................       147,500
      9,700   Stone Container Corp....................       144,287
      2,500   Temple-Inland Inc.......................       135,312
                                                        ------------
                                                             427,099
                                                        ------------
              COSMETICS (0.6%)
      3,000   Alberto-Culver Co. (Class B)............       144,000
      2,500   Avon Products, Inc......................       142,812
      1,950   Gillette Co.............................       151,612
                                                        ------------
                                                             438,424
                                                        ------------
              DISTRIBUTORS -
                FOOD & HEALTH (0.6%)
      9,000   Fleming Cos., Inc.......................       155,250
      4,700   SuperValu Stores, Inc...................       133,362
      4,250   Sysco Corp..............................       138,656
                                                        ------------
                                                             427,268
                                                        ------------
              ELECTRICAL EQUIPMENT (1.7%)
      3,700   AMP, Inc................................       141,987
      1,350   Emerson Electric Co.....................       130,612
      1,450   General Electric Co.....................       143,369
      3,300   General Signal Corp.....................       141,075
      1,800   Grainger (W.W.), Inc....................       144,450
      2,100   Honeywell, Inc..........................       138,075
      1,800   Raychem Corp............................       144,225
      3,300   Thomas & Betts Corp.....................       146,437
      7,700   Westinghouse Electric Corp..............       153,037
                                                        ------------
                                                           1,283,267
                                                        ------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              ELECTRONICS - INSTRUMENTATION (0.6%)
      6,500   EG & G, Inc.............................  $    130,812
      2,400   Perkin-Elmer Corp.......................       141,300
      2,900   Tektronix, Inc..........................       148,625
                                                        ------------
                                                             420,737
                                                        ------------
              ELECTRONICS - SEMICONDUCTORS (1.6%)
      6,100   Advanced Micro Devices, Inc.*...........       157,075
      4,400   Applied Materials, Inc.*................       157,850
      1,150   Intel Corp..............................       150,506
      5,200   LSI Logic Corp.*........................       139,100
      4,500   Micron Technology, Inc..................       131,062
      2,600   Motorola, Inc...........................       159,575
      5,800   National Semiconductor Corp.*...........       141,375
      2,200   Texas Instruments Inc...................       140,250
                                                        ------------
                                                           1,176,793
                                                        ------------
              ENGINEERING &
                CONSTRUCTION (0.4%)
      2,200   Fluor Corp..............................       138,050
      3,800   Foster Wheeler Corp.....................       141,075
                                                        ------------
                                                             279,125
                                                        ------------
              ENTERTAINMENT (0.8%)
      3,900   King World Productions Inc.*............       143,812
      3,900   Time Warner, Inc........................       146,250
      4,100   Viacom, Inc. (Class B)*.................       142,987
      2,000   Walt Disney Co..........................       139,250
                                                        ------------
                                                             572,299
                                                        ------------
              FINANCIAL - MISCELLANEOUS (1.4%)
      2,700   American Express Co.....................       152,550
      3,700   American General Corp...................       151,237
      1,300   Federal Home Loan Mortgage Corp.........       143,162
      3,650   Federal National Mortgage Assoc.........       135,962
      3,600   Green Tree Financial Corp...............       139,050
      3,400   MBNA Corp...............................       141,100
      1,900   MGIC Investment Corp....................       144,400
                                                        ------------
                                                           1,007,461
                                                        ------------
              FOODS (2.4%)
      5,880   Archer-Daniels-Midland Co...............       129,360
      1,750   Campbell Soup Co........................       140,437
      2,800   ConAgra, Inc............................       139,300
      1,750   CPC International Inc...................       135,625
      2,300   General Mills, Inc......................       145,762
      3,900   Heinz (H.J.) Co.........................       139,425
      3,200   Hershey Foods Corp......................       140,000
      2,000   Kellogg Co..............................       131,250
      3,700   Quaker Oats Company (The)...............       141,062
      1,900   Ralston-Ralston Purina Group............       139,412
      3,900   Sara Lee Corp...........................       145,275
        800   Unilever NV (ADR) (Netherlands).........       140,200
      2,300   Wrigley (Wm.) Jr. Co. (Class A).........       129,375
                                                        ------------
                                                           1,796,483
                                                        ------------
 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              GOLD MINING (1.4%)
      5,000   Barrick Gold Corp. (Canada).............  $    143,750
     21,100   Battle Mountain Gold Co.................       145,062
     20,200   Echo Bay Mines Ltd. (Canada)............       133,825
      9,400   Homestake Mining Co.....................       133,950
      3,200   Newmont Mining Corp.....................       143,200
      6,450   Placer Dome Inc. (Canada)...............       140,287
     10,400   Santa Fe Pacific Gold Corp..............       159,900
                                                        ------------
                                                             999,974
                                                        ------------
              HARDWARE & TOOLS (0.6%)
      4,800   Black & Decker Corp.....................       144,600
      4,000   Snap-On, Inc............................       142,500
      5,200   Stanley Works...........................       140,400
                                                        ------------
                                                             427,500
                                                        ------------
              HEALTHCARE - DIVERSIFIED (1.1%)
      2,500   Abbott Laboratories.....................       126,875
      3,800   Allergan, Inc...........................       135,375
      2,400   American Home Products Corp.............       140,700
      1,250   Bristol-Myers Squibb Co.................       135,937
      2,900   Johnson & Johnson.......................       144,275
      1,950   Warner-Lambert Co.......................       146,250
                                                        ------------
                                                             829,412
                                                        ------------
              HEALTHCARE - DRUGS (0.9%)
      1,750   Lilly (Eli) & Co........................       127,750
      1,750   Merck & Co., Inc........................       138,687
      1,700   Pfizer, Inc.............................       140,887
      3,500   Pharmacia & Upjohn, Inc.................       138,687
      2,200   Schering-Plough Corp....................       142,450
                                                        ------------
                                                             688,461
                                                        ------------
              HEALTHCARE -
                LONG TERM CARE (0.4%)
     10,500   Beverly Enterprises, Inc.*..............       133,875
      5,500   Manor Care, Inc.........................       148,500
                                                        ------------
                                                             282,375
                                                        ------------
              HEALTHCARE - SPECIALIZED SERVICES (0.2%)
      5,500   Alza Corp.*.............................       142,312
                                                        ------------
              HEALTHCARE HMOS (0.4%)
      7,700   Humana, Inc.*...........................       147,262
      3,500   United Healthcare Corp..................       157,500
                                                        ------------
                                                             304,762
                                                        ------------
              HEAVY DUTY TRUCKS & PARTS (1.2%)
      3,200   Cummins Engine Co., Inc.................       147,200
      4,150   Dana Corp...............................       135,394
      2,100   Eaton Corp..............................       146,475
      6,000   ITT Industries, Inc.....................       147,000
     15,500   Navistar International Corp.*...........       141,437
      2,200   PACCAR, Inc.............................       149,050
                                                        ------------
                                                             866,556
                                                        ------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              HOME BUILDING (0.6%)
      3,600   Centex Corp.............................  $    135,450
     10,600   Kaufman & Broad Home Corp...............       136,475
      4,800   Pulte Corp..............................       147,600
                                                        ------------
                                                             419,525
                                                        ------------
              HOSPITAL MANAGEMENT (0.4%)
      3,500   Columbia/HCA Healthcare Corp............       142,625
      6,100   Tenet Healthcare Corp.*.................       133,437
                                                        ------------
                                                             276,062
                                                        ------------
              HOTELS/MOTELS (1.0%)
      6,900   Harrah's Entertainment, Inc.*...........       137,137
      2,400   HFS Inc.*...............................       143,400
      5,900   Hilton Hotels Corp......................       154,137
      3,200   ITT Corp.*..............................       138,800
      2,600   Marriot International, Inc..............       143,650
                                                        ------------
                                                             717,124
                                                        ------------
              HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
      2,100   Armstrong World Industries Inc..........       145,950
      7,300   Maytag Corp.............................       144,175
                                                        ------------
                                                             290,125
                                                        ------------
              HOUSEHOLD PRODUCTS (0.8%)
      1,400   Clorox Co...............................       140,525
      1,550   Colgate-Palmolive Co....................       142,987
      1,500   Kimberly-Clark Corp.....................       142,875
      1,350   Procter & Gamble Co.....................       145,125
                                                        ------------
                                                             571,512
                                                        ------------
              HOUSEWARES (0.6%)
      4,500   Newell Co...............................       141,750
      6,250   Rubbermaid, Inc.........................       142,187
      2,700   Tupperware Corp.........................       144,787
                                                        ------------
                                                             428,724
                                                        ------------
              INSURANCE (1.0%)
      1,886   Aetna Inc...............................       150,880
      2,500   Jefferson-Pilot Corp....................       141,562
      2,600   Lincoln National Corp...................       136,500
      1,400   MBIA Inc................................       141,750
      1,800   Transamerica Corp.......................       142,200
                                                        ------------
                                                             712,892
                                                        ------------
              INSURANCE BROKERS (0.6%)
      9,150   Alexander & Alexander Services, Inc.....       158,981
      2,300   Aon Corp................................       142,887
      1,400   Marsh & McLennan Cos., Inc..............       145,600
                                                        ------------
                                                             447,468
                                                        ------------
              INVESTMENT BANKING/BROKERAGE (1.0%)
      2,050   Dean Witter, Discover & Co. (Note 3)....       135,813
      1,600   Merrill Lynch & Co., Inc................       130,400
 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
      2,500   Morgan Stanley Group, Inc...............  $    142,813
      3,100   Salomon, Inc............................       146,088
      3,466   Travelers Group, Inc....................       157,270
                                                        ------------
                                                             712,384
                                                        ------------
              LEISURE TIME (0.2%)
      6,000   Brunswick Corp..........................       144,000
                                                        ------------
              LIFE INSURANCE (0.6%)
      2,600   Torchmark Corp..........................       131,300
      2,050   UNUM Corp...............................       148,113
      4,700   USLIFE Corp.............................       156,275
                                                        ------------
                                                             435,688
                                                        ------------
              MACHINE TOOLS (0.4%)
      7,000   Cincinnati Milacron, Inc................       153,125
     11,000   Giddings & Lewis, Inc...................       141,625
                                                        ------------
                                                             294,750
                                                        ------------
              MACHINERY - DIVERSIFIED (1.9%)
      3,250   Briggs & Stratton Corp..................       143,000
      2,750   Case Corp...............................       149,875
      1,750   Caterpillar, Inc........................       131,688
      3,300   Cooper Industries, Inc..................       139,013
      3,300   Deere & Co..............................       134,063
      3,100   Harnischfeger Industries, Inc...........       149,188
      3,200   Ingersoll-Rand Co.......................       142,400
      1,730   Johnson Controls, Inc...................       143,374
      2,900   NACCO Industries, Inc. (Class A)........       155,150
      2,900   Timken Co...............................       133,038
                                                        ------------
                                                           1,420,789
                                                        ------------
              MANUFACTURED HOUSING (0.2%)
      5,200   Fleetwood Enterprises, Inc..............       143,000
                                                        ------------
              MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (0.2%)
      3,200   Whirlpool Corp..........................       149,200
                                                        ------------
              MANUFACTURING -
                DIVERSIFIED (2.4%)
      1,950   AlliedSignal, Inc.......................       130,650
      2,900   Corning, Inc............................       134,125
      5,100   Crane Co................................       147,900
      2,700   Dover Corp..............................       135,675
      1,700   Illinois Tool Works Inc.................       135,788
      3,550   Millipore Corp..........................       146,881
      1,550   Minnesota Mining & Manufacturing Co.....       128,456
      4,200   National Service Industries, Inc........       156,975
      5,400   Pall Corp...............................       137,700
      3,700   Parker-Hannifin Corp....................       143,375
      3,200   Tenneco, Inc............................       144,400
      4,100   Trinova Corp............................       149,138
      2,700   Tyco International Ltd..................       142,763
                                                        ------------
                                                           1,833,826
                                                        ------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              MEDICAL PRODUCTS
                & SUPPLIES (2.0%)
      5,200   Bard (C.R.), Inc........................  $    145,600
      4,000   Bausch & Lomb, Inc......................       140,000
      3,600   Baxter International, Inc...............       147,600
      3,500   Becton, Dickinson & Co..................       151,813
      9,300   Biomet, Inc.............................       140,663
      2,280   Boston Scientific Corp.*................       136,800
      2,600   Guidant Corp............................       148,200
      2,100   Medtronic, Inc..........................       142,800
      3,500   St. Jude Medical, Inc.*.................       149,188
      3,500   United States Surgical Corp.............       137,813
                                                        ------------
                                                           1,440,477
                                                        ------------
              METALS & MINING (0.2%)
      5,400   ASARCO, Inc.............................       134,325
                                                        ------------
              METALS - MISCELLANEOUS (0.8%)
      6,300   Cyprus Amax Minerals Co.................       147,263
      4,300   Freeport-McMoran Copper & Gold, Inc.
                (Class B).............................       128,463
      4,500   Inco Ltd. (Canada)......................       143,438
      2,200   Phelps Dodge Corp.......................       148,500
                                                        ------------
                                                             567,664
                                                        ------------
              MULTI-LINE INSURANCE (0.7%)
      1,300   American International Group, Inc.......       140,725
      1,000   CIGNA Corp..............................       136,625
      2,100   ITT Hartford Group, Inc.+...............       141,750
      2,500   Providian Corp..........................       128,438
                                                        ------------
                                                             547,538
                                                        ------------
              OFFICE EQUIPMENT
                & SUPPLIES (0.8%)
      2,800   Alco Standard Corp......................       144,550
      6,600   Moore Corp. Ltd. (Canada)...............       134,475
      2,400   Pitney Bowes, Inc.......................       130,800
      2,700   Xerox Corp..............................       142,088
                                                        ------------
                                                             551,913
                                                        ------------
              OIL & GAS (0.2%)
      4,600   Union Pacific Resources Group Inc.......       134,550
                                                        ------------
              OIL & GAS DRILLING (0.4%)
      2,700   Helmerich & Payne, Inc..................       140,738
      6,100   Rowan Cos., Inc.*.......................       138,013
                                                        ------------
                                                             278,751
                                                        ------------
              OIL - DOMESTIC INTEGRATED (2.1%)
      2,450   Amerada Hess Corp.......................       141,794
      3,400   Ashland, Inc............................       149,175
      1,100   Atlantic Richfield Co...................       145,750
      1,900   Kerr-McGee Corp.........................       136,800
      2,600   Louisiana Land & Exploration Co.........       139,425
      5,900   Occidental Petroleum Corp...............       137,913
 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
      2,600   Pennzoil Co.............................  $    146,900
      3,300   Phillips Petroleum Co...................       146,025
      5,600   Sun Co., Inc............................       136,500
      3,450   Unocal Corp.............................       140,156
      5,500   USX-Marathon Group......................       131,313
                                                        ------------
                                                           1,551,751
                                                        ------------
              OIL - EXPLORATION & PRODUCTION (0.6%)
      2,750   Burlington Resources, Inc...............       138,531
      6,550   Oryx Energy Co.*........................       162,113
     10,200   Santa Fe Energy Resources, Inc.*........       141,525
                                                        ------------
                                                             442,169
                                                        ------------
              OIL - INTERNATIONAL INTEGRATED (1.2%)
      1,750   Amoco Corp..............................       140,875
      2,100   Chevron Corp............................       136,500
      1,450   Exxon Corp..............................       142,100
      1,200   Mobil Corp..............................       146,700
        900   Royal Dutch Petroleum Co.
                (Netherlands).........................       153,675
      1,500   Texaco, Inc.............................       147,188
                                                        ------------
                                                             867,038
                                                        ------------
              OIL WELL EQUIPMENT & SERVICE (1.2%)
      4,100   Baker Hughes, Inc.......................       141,450
      4,400   Dresser Industries, Inc.................       136,400
      2,400   Halliburton Co..........................       144,600
      8,800   McDermott International, Inc............       146,300
      1,400   Schlumberger, Ltd.......................       139,825
      2,000   Western Atlas, Inc.*....................       141,750
                                                        ------------
                                                             850,325
                                                        ------------
              PAPER & FOREST PRODUCTS (2.3%)
      4,800   Boise Cascade Corp......................       152,400
      3,300   Champion International Corp.............       142,725
      2,000   Georgia-Pacific Corp....................       144,000
      3,600   International Paper Co..................       145,350
      3,900   James River Corp. of Virginia...........       129,188
      6,700   Louisiana-Pacific Corp..................       141,538
      2,450   Mead Corp...............................       142,406
      3,300   Potlatch Corp...........................       141,900
      3,000   Union Camp Corp.........................       143,250
      5,000   Westvaco Corp...........................       143,750
      3,000   Weyerhaeuser Co.........................       142,125
      2,100   Willamette Industries, Inc..............       145,950
                                                        ------------
                                                           1,714,582
                                                        ------------
              PERSONAL LOANS (0.4%)
      2,200   Beneficial Corp.........................       139,425
      1,550   Household International, Inc............       142,988
                                                        ------------
                                                             282,413
                                                        ------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              PHOTOGRAPHY/IMAGING (0.4%)
      1,700   Eastman Kodak Co........................  $    136,425
      3,400   Polaroid Corp...........................       147,900
                                                        ------------
                                                             284,325
                                                        ------------
              POLLUTION CONTROL (0.6%)
      5,600   Browning-Ferris Industries, Inc.........       147,000
     12,500   Laidlaw Inc. (Class B) (Canada).........       143,750
      4,050   WMX Technologies, Inc...................       132,131
                                                        ------------
                                                             422,881
                                                        ------------
              PROPERTY - CASUALTY INSURANCE (1.3%)
      2,300   Allstate Corp...........................       133,113
      2,700   Chubb Corp..............................       145,125
        900   General Re Corp.........................       141,975
      1,500   Loews Corp..............................       141,375
      3,650   SAFECO Corp.............................       143,263
      2,500   St. Paul Companies, Inc.................       146,563
      6,700   USF&G Corp..............................       139,863
                                                        ------------
                                                             991,277
                                                        ------------
              PUBLISHING (0.6%)
      6,100   Dun & Bradstreet Corp...................       144,875
      3,100   McGraw-Hill, Inc........................       142,988
      2,800   Meredith Corp...........................       147,700
                                                        ------------
                                                             435,563
                                                        ------------
              PUBLISHING - NEWSPAPER (1.1%)
      4,300   Dow Jones & Co., Inc....................       145,663
      1,830   Gannett Co., Inc........................       137,021
      3,600   Knight-Ridder Newspapers, Inc...........       137,700
      3,800   New York Times Co. (Class A)............       144,400
      2,750   Times Mirror Co. (Class A)..............       136,813
      1,800   Tribune Co..............................       141,975
                                                        ------------
                                                             843,572
                                                        ------------
              RAILROADS (1.0%)
      1,700   Burlington Northern Sante Fe Corp.......       146,838
      1,430   Conrail, Inc............................       142,464
      3,400   CSX Corp................................       143,650
      1,600   Norfolk Southern Corp...................       140,000
      2,200   Union Pacific Corp......................       132,275
                                                        ------------
                                                             705,227
                                                        ------------
              RESTAURANTS (1.0%)
     16,000   Darden Restaurants, Inc.................       140,000
      6,400   Luby's Cafeterias, Inc..................       127,200
      3,000   McDonald's Corp.........................       135,750
     15,200   Ryan's Family Steak Houses, Inc.*.......       104,500
     11,200   Shoney's Inc.*..........................        78,400
      6,700   Wendy's International, Inc..............       137,350
                                                        ------------
                                                             723,200
                                                        ------------
              RETAIL - DEPARTMENT STORES (1.3%)
      4,800   Dillard  Department Stores,  Inc. (Class
                A)....................................       148,200
      4,300   Federated Department Stores, Inc........       146,738
 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
      3,100   Harcourt General, Inc...................  $    142,988
      2,900   May Department Stores Co................       135,575
      2,800   Mercantile Stores Co., Inc..............       138,250
      3,800   Nordstrom, Inc..........................       134,425
      3,000   Penney (J.C.) Co., Inc..................       146,250
                                                        ------------
                                                             992,426
                                                        ------------
              RETAIL - DRUG STORES (0.5%)
      2,700   Longs Drug Stores Corp..................       132,638
      3,400   Rite Aid Corp...........................       135,150
      3,300   Walgreen Co.............................       132,000
                                                        ------------
                                                             399,788
                                                        ------------
              RETAIL - FOOD CHAINS (1.2%)
      4,000   Albertson's, Inc........................       142,500
      3,500   American Stores Co......................       143,063
      4,200   Giant Food, Inc. (Class A)..............       144,900
      4,500   Great Atlantic & Pacific Tea Co., Inc...       143,438
      3,000   Kroger Co.*.............................       139,500
      4,200   Winn-Dixie Stores, Inc..................       132,825
                                                        ------------
                                                             846,226
                                                        ------------
              RETAIL - GENERAL MERCHANDISE (0.8%)
      3,600   Dayton-Hudson Corp......................       141,300
     13,800   Kmart Corp.*............................       143,175
      3,100   Sears, Roebuck & Co.....................       142,988
      5,500   Wal-Mart Stores, Inc. (Class A).........       125,813
                                                        ------------
                                                             553,276
                                                        ------------
              RETAIL - SPECIALTY (1.7%)
      4,900   Circuit City Stores, Inc................       147,613
      3,200   CVS Corp.*..............................       132,400
      2,800   Home Depot, Inc.........................       140,350
      3,900   Lowe's Companies, Inc...................       138,450
      4,600   Pep Boys-Manny Moe & Jack...............       141,450
      5,700   Price/Costco, Inc.*.....................       143,213
      3,400   Tandy Corp..............................       149,600
      4,600   Toys 'R' Us, Inc.*......................       138,000
      6,700   Woolworth Corp.*........................       146,563
                                                        ------------
                                                           1,277,639
                                                        ------------
              RETAIL - SPECIALTY APPAREL (0.7%)
     18,000   Charming Shoppes, Inc.*.................        90,000
      4,500   Gap, Inc................................       135,563
      8,000   Limited (The), Inc......................       147,000
      2,950   TJX Companies, Inc......................       139,756
                                                        ------------
                                                             512,319
                                                        ------------
              SAVINGS & LOAN COMPANIES (0.6%)
      4,300   Ahmanson (H.F.) & Co....................       139,750
      2,200   Golden West Financial Corp..............       138,875
      4,800   Great Western Financial Corp............       139,200
                                                        ------------
                                                             417,825
                                                        ------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              SHOES (0.6%)
      2,500   Nike, Inc. (Class B)....................  $    149,375
      3,100   Reebok International Ltd. (United
                Kingdom)..............................       130,200
     12,800   Stride Rite Corp........................       128,000
                                                        ------------
                                                             407,575
                                                        ------------
              SPECIALIZED SERVICES (1.0%)
      4,700   Block (H.&R.), Inc......................       136,300
      5,825   CUC International, Inc.*................       138,344
      3,100   Interpublic Group of Companies, Inc.....       147,250
      9,000   Safety-Kleen Corp.......................       147,375
      5,100   Service Corp. International.............       142,800
                                                        ------------
                                                             712,069
                                                        ------------
              SPECIALTY PRINTING (0.6%)
      4,700   Deluxe Corp.............................       153,925
      4,600   Donnelley (R.R.) & Sons Co..............       144,325
      4,400   Harland (John H.) Co....................       145,200
                                                        ------------
                                                             443,450
                                                        ------------
              STEEL (1.1%)
     22,000   Armco, Inc.*............................        90,750
     15,000   Bethlehem Steel Corp.*..................       135,000
      7,500   Inland Steel Industries, Inc............       150,000
      2,900   Nucor Corp..............................       147,900
      4,550   USX-U.S. Steel Group....................       142,756
      7,700   Worthington Industries, Inc.............       139,563
                                                        ------------
                                                             805,969
                                                        ------------
              STEEL & IRON (0.2%)
      6,400   Allegheny Teledyne Inc..................       147,200
                                                        ------------
              TELECOMMUNICATIONS (0.4%)
      5,650   Airtouch Communications, Inc.*..........       142,663
      3,100   Lucent Technologies, Inc................       143,375
                                                        ------------
                                                             286,038
                                                        ------------
              TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
      3,400   AT&T Corp...............................       147,900
      4,600   MCI Communications Corp.................       150,075
      3,500   Sprint Corp.............................       139,563
      6,000   WorldCom, Inc.*.........................       156,000
                                                        ------------
                                                             593,538
                                                        ------------
              TEXTILES (1.0%)
      3,600   Fruit of the Loom, Inc. (Class A)*......       136,350
      3,700   Liz Claiborne, Inc......................       142,913
      4,450   Russell Corp............................       132,388
      3,400   Springs Industries, Inc. (Class A)......       146,200
      2,200   VF Corp.................................       148,500
                                                        ------------
                                                             706,351
                                                        ------------
 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              TOBACCO (0.6%)
      3,000   American Brands, Inc....................  $    148,875
      1,250   Philip Morris Companies, Inc............       140,781
      4,400   UST, Inc................................       142,450
                                                        ------------
                                                             432,106
                                                        ------------
              TOYS (0.4%)
      3,500   Hasbro Inc..............................       136,063
      5,100   Mattel, Inc.............................       141,525
                                                        ------------
                                                             277,588
                                                        ------------
              TRANSPORTATION - MISCELLANEOUS (0.4%)
      3,400   Federal Express Corp.*..................       151,300
      5,200   Ryder System, Inc.......................       146,250
                                                        ------------
                                                             297,550
                                                        ------------
              TRUCKERS (0.2%)
      7,200   Caliber System, Inc.....................       138,600
                                                        ------------
              UTILITIES - ELECTRIC (5.0%)
      3,500   American Electric Power Co., Inc........       143,938
      5,100   Baltimore Gas & Electric Co.............       136,425
      3,700   Carolina Power & Light Co...............       135,050
      5,450   Central & South West Corp...............       139,656
      4,200   CINergy Corp............................       140,175
      4,900   Consolidated Edison  Co.  of  New  York,
                Inc...................................       143,325
      3,800   Dominion Resources, Inc.................       146,300
      4,200   DTE Energy Co...........................       135,975
      3,200   Duke Power Co...........................       148,000
      7,200   Edison International....................       143,100
      5,350   Entergy Corp............................       148,463
      3,000   FPL Group, Inc..........................       138,000
      4,300   General Public Utilities Corp...........       144,588
      6,300   Houston Industries, Inc.................       142,538
     14,400   Niagara Mohawk Power Corp.*.............       142,200
      3,100   Northern States Power Co................       142,213
      5,800   Ohio Edison Co..........................       131,950
      6,200   Pacific Gas & Electric Co...............       130,200
      6,900   PacifiCorp..............................       141,450
      6,000   PECO Energy Co..........................       151,500
      6,300   PP&L Resources, Inc.....................       144,900
      5,200   Public Service Enterprise Group, Inc....       141,700
      6,300   Southern Co.............................       142,538
      3,600   Texas Utilities Co......................       146,700
      4,900   Unicom Corp.............................       132,913
      3,700   Union Electric Co.......................       142,450
                                                        ------------
                                                           3,676,247
                                                        ------------

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                  VALUE
------------                                            ------------
              UTILITIES - NATURAL GAS (2.7%)
      2,800   Coastal Corp............................  $    136,850
      2,300   Columbia Gas System, Inc................       146,338
      2,600   Consolidated Natural Gas Co.............       143,650
      4,000   Eastern Enterprises.....................       141,500
      3,300   Enron Corp..............................       142,313
      6,300   ENSERCH Corp............................       144,900
      3,950   NICOR, Inc..............................       141,213
      9,400   NorAm Energy Corp.......................       144,525
      5,300   ONEOK, Inc..............................       159,000
      4,600   Pacific Enterprises.....................       139,725
      3,250   PanEnergy Corp..........................       146,250
      4,000   Peoples Energy Corp.....................       135,500
      2,700   Sonat, Inc..............................       139,050
      3,750   Williams Cos., Inc......................       140,625
                                                        ------------
                                                           2,001,439
                                                        ------------
              UTILITIES - TELEPHONE (1.7%)
      4,200   Alltel Corp.............................       131,775
      2,500   Ameritech Corp..........................       151,563
      2,300   Bell Atlantic Corp......................       148,925
      3,200   BellSouth Corp..........................       129,200
      3,100   GTE Corp................................       141,050
      3,100   NYNEX Corp..............................       149,188
      3,800   Pacific Telesis Group...................       139,650
      2,400   SBC Communications, Inc.................       124,200
      4,200   U.S. West Communications Group..........       135,450
                                                        ------------
                                                           1,251,001
                                                        ------------
              TOTAL COMMON STOCKS (IDENTIFIED COST
                $62,892,040)..........................    70,768,574
                                                        ------------

 PRINCIPAL
 AMOUNT (IN
 THOUSANDS)                                                VALUE
------------                                            ------------
              SHORT-TERM INVESTMENTS (7.3%)
              U.S. GOVERNMENT AGENCIES (a) (6.9%)
$     3,900   Federal Home Loan Bank
                6.50% due 01/02/97....................  $  3,899,296
      1,200   Federal Home Loan Mortgage Corp. 5.44%
                due 01/06/97..........................     1,199,093
                                                        ------------
              TOTAL U.S. GOVERNMENT AGENCIES
                (Amortized Cost $5,098,389)                5,098,389
                                                        ------------
              REPURCHASE AGREEMENT (0.4%)
        293   The Bank of New York 5.375% due 01/02/97
                (dated 12/31/96; proceeds $293,356;
                collateralized by $71,271 U.S.
                Treasury Bill 0.00% due 11/13/97
                valued at $68,005, $87,755 U.S.
                Treasury Note 6.00% due 10/15/99
                valued at $88,924 and $141,000 U.S.
                Treasury Note 6.00% due 11/30/97
                valued at $142,205) (Identified Cost
                $293,269).............................       293,269
                                                        ------------
              TOTAL SHORT-TERM INVESTMENTS
                (IDENTIFIED COST $5,391,658)..........     5,391,658
                                                        ------------
TOTAL INVESTMENTS (IDENTIFIED COST
 $68,283,698) (B).......................       103.6  %   76,160,232
LIABILITIES IN EXCESS OF OTHER ASSETS...        (3.6)     (2,643,752)
                                              ------    ------------
NET ASSETS..............................       100.0  % $ 73,516,480
                                              ------    ------------
                                              ------    ------------

--------------------
 ADR   AMERICAN DEPOSITORY RECEIPT.
  +    PARENT COMPANY OF HARTFORD LIFE AND ITT HARTFORD LIFE AND
       ANNUITY INSURANCE COMPANY, AFFILIATES OF THE FUND.
  *    NON-INCOME PRODUCING SECURITY.
 (A)   SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST
       RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET
       EQUIVALENT YIELD.
 (B)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
       $9,232,450 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
       $1,355,916, RESULTING IN NET UNREALIZED APPRECIATION OF
       $7,876,534.


                       SEE NOTES TO FINANCIAL STATEMENTS

CORE EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              COMMON STOCKS (98.2%)
              AEROSPACE (7.4%)
      6,600   Boeing Co.........................................  $    702,075
      9,800   United Technologies Corp..........................       646,800
                                                                  ------------
                                                                     1,348,875
                                                                  ------------
              AIRLINES (7.1%)
      5,300   AMR Corp.*........................................       467,062
      6,800   Delta Air Lines, Inc..............................       481,950
      5,400   UAL Corp.*........................................       337,500
                                                                  ------------
                                                                     1,286,512
                                                                  ------------
              AUTO PARTS -
                AFTER MARKET (2.2%)
     11,900   Lear Corp.*.......................................       406,087
                                                                  ------------
              AUTO PARTS - ORIGINAL EQUIPMENT (2.1%)
      6,800   Magna International, Inc. (Class A) (Canada)......       379,100
                                                                  ------------
              AUTOMOTIVE (4.1%)
     15,500   Chrysler Corp.....................................       511,500
      7,279   Ford Motor Co.....................................       232,018
                                                                  ------------
                                                                       743,518
                                                                  ------------
              BANKS - MONEY CENTER (3.4%)
      6,000   Citicorp..........................................       618,000
                                                                  ------------
              BIOTECHNOLOGY (1.7%)
      5,600   Amgen Inc.*.......................................       304,500
                                                                  ------------
              BROADCAST MEDIA (1.5%)
      8,300   Infinity Broadcasting Corp. (Class A).............       279,087
                                                                  ------------
              BROKERAGE (1.8%)
      4,100   Merrill Lynch & Co., Inc..........................       334,150
                                                                  ------------
              COMMERCIAL SERVICES (2.3%)
     13,400   Corrections Corp. of America*.....................       410,375
                                                                  ------------
              COMMUNICATIONS
                EQUIPMENT (6.7%)
      4,000   Ascend Communications, Inc........................       248,000
      4,200   Cascade Communications Corp.*.....................       231,525
     11,700   Cisco Systems, Inc.*..............................       744,412
                                                                  ------------
                                                                     1,223,937
                                                                  ------------
              COMPUTER EQUIPMENT (2.4%)
      9,000   Storage Technology Corp.*.........................       428,625
                                                                  ------------
              COMPUTER SERVICES (6.4%)
      6,700   Computer Sciences Corp.*..........................       550,237
      6,500   Electronic Data Systems Corp......................       281,126
      9,300   First Data Corp...................................       339,450
                                                                  ------------
                                                                     1,170,813
                                                                  ------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              COMPUTER SOFTWARE (3.7%)
      8,200   Microsoft Corp.*..................................  $    677,525
                                                                  ------------
              COMPUTERS - SYSTEMS (1.6%)
      5,900   Hewlett-Packard Co................................       296,475
                                                                  ------------
              CONSUMER PRODUCTS (1.9%)
      3,600   Kimberly-Clark Corp...............................       342,900
                                                                  ------------
              ELECTRICAL EQUIPMENT (1.9%)
      5,300   Honeywell, Inc....................................       348,475
                                                                  ------------
              ENTERTAINMENT/GAMING (0.8%)
      6,800   Mirage Resorts, Inc.*.............................       147,050
                                                                  ------------
              FINANCIAL - MISCELLANEOUS (4.4%)
      8,300   Associates First Capital Corp. (Class A)..........       366,238
     11,300   Green Tree Financial Corp.........................       436,463
                                                                  ------------
                                                                       802,701
                                                                  ------------
              HEALTH EQUIPMENT
                & SERVICES (2.9%)
     13,100   Columbia/HCA Healthcare Corp......................       533,825
                                                                  ------------
              HEALTHCARE - DIVERSIFIED (1.6%)
      4,000   Warner-Lambert Co.................................       300,000
                                                                  ------------
              HOUSEHOLD FURNISHINGS & APPLIANCES (2.4%)
     11,400   American Standard Companies, Inc.*................       436,050
                                                                  ------------
              INSURANCE BROKERS (1.4%)
      2,400   Marsh & McLennan Companies, Inc...................       249,600
                                                                  ------------
              MACHINERY - CONSTRUCTION & MATERIALS (2.5%)
      6,000   Caterpillar, Inc..................................       451,500
                                                                  ------------
              OFFICE EQUIPMENT
                & SUPPLIES (2.3%)
      7,200   Corporate Express, Inc.*..........................       211,500
      4,000   Xerox Corp........................................       210,500
                                                                  ------------
                                                                       422,000
                                                                  ------------
              OIL - EXPLORATION & PRODUCTION (1.3%)
      8,700   Canadian Natural Resources Ltd. (Canada)*.........       238,728
                                                                  ------------
              PHARMACEUTICALS (1.4%)
      5,000   Johnson & Johnson.................................       248,750
                                                                  ------------
              RAILROADS (2.8%)
      5,940   Burlington Northern Santa Fe Corp.................       513,068
                                                                  ------------
              RESTAURANTS (1.3%)
      6,600   Boston Chicken, Inc.*.............................       235,950
                                                                  ------------

CORE EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              RETAIL - SPECIALTY (1.9%)
      7,000   Home Depot, Inc...................................  $    350,875
                                                                  ------------
              SEMICONDUCTORS (7.2%)
     10,000   Intel Corp........................................     1,308,750
                                                                  ------------
              SOAP & HOUSEHOLD
                PRODUCTS (3.1%)
      5,300   Procter & Gamble Co...............................       569,750
                                                                  ------------
              TELECOMMUNICATIONS (1.0%)
      3,900   Lucent Technologies, Inc..........................       180,375
                                                                  ------------
              TOBACCO (1.7%)
      2,700   Philip Morris Companies, Inc......................       304,088
                                                                  ------------
              TOTAL COMMON STOCKS (IDENTIFIED COST
                $16,108,343)....................................    17,892,014
                                                                  ------------

 PRINCIPAL
 AMOUNT (IN
 THOUSANDS)                                                          VALUE
------------                                                      ------------
              SHORT-TERM INVESTMENT (3.0%)
              REPURCHASE AGREEMENT
$       546   The Bank of New York 5.375% due 01/02/97 (dated
                12/31/96; proceeds $546,572; collateralized by
                $26,809 U.S Treasury Bond 11.75% due 11/15/14
                valued at $38,984, $66,717 U.S. Treasury Note
                6.375% due 7/15/99 valued at $69,295, $225,000
                U.S Treasury Note 4.75% due 9/30/98 valued at
                $223,728 and $214,000 U.S Treasury Note 7.125%
                due 2/29/00 valued at $225,330) (Identified cost
                $546,409).......................................  $    546,409
                                                                  ------------
TOTAL INVESTMENTS (IDENTIFIED COST
  $16,654,752)(A).................................       101.2  %   18,438,423
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS....        (1.2)       (223,612)
                                                        ------    ------------
NET ASSETS........................................       100.0  % $ 18,214,811
                                                        ------    ------------
                                                        ------    ------------

--------------------
  *    NON-INCOME PRODUCING SECURITY.
 (A)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
       $1,998,334 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
       $214,663, RESULTING IN NET UNREALIZED APPRECIATION OF
       $1,783,671.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

   NUMBER OF
     SHARES                                                            VALUE
  ------------                                                      ------------
                COMMON STOCKS (94.8%)
                AGRICULTURE RELATED (4.9%)
       35,000   Archer-Daniels-Midland Co.........................  $    770,000
       10,000   Dekalb Genetics Corp. (Class B)...................       507,500
       15,000   Delta & Pine Land Co..............................       480,000
       48,500   Monsanto Co.......................................     1,885,437
        8,000   Mycogen Corp.*....................................       168,000
       16,500   Pioneer Hi-Bred International, Inc................     1,155,000
        5,500   Potash Corp. of Saskatchewan, Inc. (Canada).......       467,500
       15,000   Tyson Foods, Inc. (Class A).......................       511,875
                                                                    ------------
                                                                       5,945,312
                                                                    ------------
                APPAREL & FOOTWEAR (0.8%)
       13,600   Jones Apparel Group, Inc.*........................       508,300
       10,000   Reebok International Ltd. (United Kingdom)........       420,000
                                                                    ------------
                                                                         928,300
                                                                    ------------
                AUTO RELATED (0.9%)
       20,000   General Motors Corp...............................     1,115,000
                                                                    ------------
                BANKS (7.3%)
       20,000   Bank of Boston Corp...............................     1,285,000
       13,000   BankAmerica Corp..................................     1,296,750
       15,000   Chase Manhattan Corp..............................     1,338,750
       10,000   Citicorp..........................................     1,030,000
       21,000   First Chicago NBD Corp............................     1,128,750
       10,000   Mellon Bank Corp..................................       710,000
       12,500   NationsBank Corp..................................     1,221,875
       20,000   Norwest Corp......................................       870,000
                                                                    ------------
                                                                       8,881,125
                                                                    ------------
                BASIC CYCLICALS (3.9%)
        8,000   Aluminum Co. of America...........................       510,000
       20,000   Crown Cork & Seal Co., Inc........................     1,087,500
       10,000   Du Pont (E.I.) de Nemours & Co....................       943,750
       10,000   Oregon Metallurgical Corp.*.......................       317,500
       20,000   RMI Titanium Co.*.................................       562,500
       40,000   Titanium Metals Corp.*............................     1,305,000
                                                                    ------------
                                                                       4,726,250
                                                                    ------------
                BIOTECHNOLOGY (3.5%)
       25,000   Biochem Pharma, Inc.*.............................     1,246,875
       30,000   Biogen, Inc.*.....................................     1,155,000
       46,000   Centocor, Inc.*...................................     1,644,500
        9,000   IDEC Pharmaceuticals Corp.*.......................       212,625
                                                                    ------------
                                                                       4,259,000
                                                                    ------------
                CAPITAL GOODS (2.9%)
       15,800   Boeing Co.........................................     1,680,725
       15,000   Honeywell, Inc....................................       986,250
       13,000   United Technologies Corp..........................       858,000
                                                                    ------------
                                                                       3,524,975
                                                                    ------------

   NUMBER OF
     SHARES                                                            VALUE
  ------------                                                      ------------
                COMMUNICATIONS EQUIPMENT (6.7%)
       16,000   3Com Corp.*.......................................  $  1,172,000
        9,000   Adtran, Inc.*.....................................       373,500
        1,100   Advanced Fibre Communications, Inc.*..............        61,188
       20,000   Andrew Corp.*.....................................     1,060,000
        3,500   Ascend Communications, Inc.*......................       217,000
       20,000   Cisco Systems, Inc.*..............................     1,272,500
       30,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR)
                  (Sweden)........................................       903,750
        8,000   Lucent Technologies, Inc..........................       370,000
       36,000   Pairgain Technologies, Inc.*......................     1,093,500
       11,000   Tellabs, Inc.*....................................       413,875
        8,000   U.S. Robotics Corp.*..............................       576,000
       10,000   Uniphase Corp.*...................................       525,000
                                                                    ------------
                                                                       8,038,313
                                                                    ------------
                COMPUTER EQUIPMENT (4.2%)
       36,000   Dell Computer Corp.*..............................     1,912,500
       60,000   EMC Corp.*........................................     1,987,500
        9,000   Gateway 2000, Inc.*...............................       481,500
        9,000   Quantum Corp.*....................................       255,375
        8,000   Western Digital Corp.*............................       455,000
                                                                    ------------
                                                                       5,091,875
                                                                    ------------
                COMPUTER SERVICES (2.6%)
       26,000   America Online, Inc.*.............................       864,500
       12,000   Gartner Group, Inc. (Class A)*....................       466,500
       10,500   HNC Software, Inc.*...............................       328,125
        8,000   Keane, Inc.*......................................       254,000
        4,000   Reuters Holdings PLC (ADR) (United Kingdom).......       306,000
       10,000   Transaction Systems Architects, Inc. (Class A)*...       327,500
       25,000   Vanstar Corp.*....................................       612,500
                                                                    ------------
                                                                       3,159,125
                                                                    ------------
                COMPUTER SOFTWARE (5.7%)
       15,000   BMC Software, Inc.*...............................       620,625
       12,500   Computer Associates International, Inc............       621,875
       22,000   Microsoft Corp.*..................................     1,817,750
        6,000   Parametric Technology Corp.*......................       308,250
       18,000   Peoplesoft, Inc.*.................................       861,750
        9,600   Rational Software Corp.*..........................       376,800
        1,800   Rogue Wave Software*..............................        28,350
       40,000   Seagate Technology, Inc.*.........................     1,580,000
        2,800   Select Software Tools Ltd. (ADR) (United
                  Kingdom)*.......................................        48,650
        1,000   Veritas Software Co.*.............................        49,250
       12,000   Viasoft, Inc.*....................................       567,000
                                                                    ------------
                                                                       6,880,300
                                                                    ------------

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

   NUMBER OF
     SHARES                                                            VALUE
  ------------                                                      ------------
                CONSTRUCTION (0.5%)
        1,300   American Standard Companies, Inc.*................  $     49,725
       10,000   Miller (Herman), Inc..............................       562,500
                                                                    ------------
                                                                         612,225
                                                                    ------------
                CONSUMER - NONCYCLICAL (2.1%)
       11,000   Avon Products, Inc................................       628,375
        6,000   Interstate Bakeries Corp..........................       294,750
        1,200   Nu Skin Asia Pacific Inc. (Class A)*..............        37,050
       15,000   PanAmerican Beverages, Inc. (Class A) (Mexico)....       703,125
        8,000   Procter & Gamble Co...............................       860,000
                                                                    ------------
                                                                       2,523,300
                                                                    ------------
                CONSUMER BUSINESS SERVICES (1.3%)
        4,900   BA Merchant Services, Inc. (Class A)*.............        87,587
        7,000   Diebold, Inc......................................       440,125
       13,100   National Education Corp.*.........................       199,775
       12,000   Reynolds & Reynolds Co. (Class A).................       312,000
       17,700   Service Corp. International.......................       495,600
                                                                    ------------
                                                                       1,535,087
                                                                    ------------
                CONSUMER PRODUCTS (2.0%)
       67,500   Arbor Drugs, Inc..................................     1,155,937
       14,700   Callaway Golf Company.............................       422,625
       20,000   Safeway, Inc.*....................................       855,000
                                                                    ------------
                                                                       2,433,562
                                                                    ------------
                DRUGS (4.5%)
       13,000   Bristol-Myers Squibb Co...........................     1,413,750
       30,000   Dura Pharmaceuticals, Inc.*.......................     1,428,750
       19,000   Lilly (Eli) & Co..................................     1,387,000
       16,000   Warner-Lambert Co.................................     1,200,000
                                                                    ------------
                                                                       5,429,500
                                                                    ------------
                ENERGY (7.4%)
        5,700   Apache Corp.......................................       201,638
        7,000   Baker Hughes, Inc.................................       241,500
        5,000   BJ Services Co.*..................................       255,000
       10,000   British Petroleum Co. PLC (ADR) (United
                  Kingdom)........................................     1,413,750
       12,000   Diamond Offshore Drilling, Inc.*..................       684,000
       12,400   Falcon Drilling Company, Inc.*....................       486,700
       20,000   Global Marine, Inc.*..............................       412,500
       12,000   Louisiana Land & Exploration Co...................       643,500
       14,000   Marine Drilling Company, Inc.*....................       274,750
        5,000   Noble Drilling Corp.*.............................        99,375
       18,000   Reading & Bates Corp.*............................       477,000
        8,000   Rowan Companies, Inc.*............................       181,000
       16,000   Schlumberger, Ltd.................................     1,598,000
       14,000   Smith International, Inc.*........................       628,250
       14,000   Unocal Corp.......................................       568,750
       11,000   Western Atlas, Inc.*..............................       779,625
                                                                    ------------
                                                                       8,945,338
                                                                    ------------
   NUMBER OF
     SHARES                                                            VALUE
  ------------                                                      ------------
                ENTERTAINMENT/GAMING & LODGING (2.7%)
        5,000   HFS Inc.*.........................................  $    298,750
       40,000   Hilton Hotels Corp................................     1,045,000
       40,000   International Game Technology.....................       730,000
       15,000   MGM Grand, Inc.*..................................       523,125
       10,000   Mirage Resorts, Inc.*.............................       216,250
       33,000   Sodak Gaming, Inc.*...............................       495,000
                                                                    ------------
                                                                       3,308,125
                                                                    ------------
                FINANCIAL - MISCELLANEOUS (8.5%)
       15,000   Alex Brown, Inc...................................     1,087,500
        8,000   American Express Co...............................       452,000
       10,700   Crescent Real Estate Equities, Inc................       564,425
       25,000   Edwards (A.G.), Inc...............................       840,625
       15,000   Federal Home Loan Mortgage Corp...................     1,651,875
       20,000   Federal National Mortgage Assoc...................       745,000
        1,500   Infinity Financial Technology, Inc.*..............        25,125
       27,000   Lehman Brothers Holdings, Inc.....................       847,125
       21,000   Merrill Lynch & Co., Inc..........................     1,711,500
       20,000   Morgan Stanley Group, Inc.........................     1,142,500
        7,000   Paine Webber Group Inc............................       196,875
       18,000   PMI Group, Inc....................................       996,750
                                                                    ------------
                                                                      10,261,300
                                                                    ------------
                HEALTHCARE PRODUCTS & SERVICES (1.4%)
       40,500   Health Management Associates, Inc. (Class A)*.....       911,250
       20,000   Healthsouth Corp.*................................       772,500
        1,000   PhyCor, Inc.*.....................................        28,125
                                                                    ------------
                                                                       1,711,875
                                                                    ------------
                INSURANCE (3.3%)
        9,500   Allstate Corp.....................................       549,813
       28,754   Conseco Inc.......................................     1,833,068
       10,000   Exel, Ltd. (Bermuda)..............................       378,750
       27,000   SunAmerica, Inc...................................     1,198,125
                                                                    ------------
                                                                       3,959,756
                                                                    ------------
                MEDIA GROUP (1.2%)
       12,000   Argyle Television, Inc. (Class A)*................       288,000
        5,400   Clear Channel Communications, Inc.*...............       195,075
       15,000   Evergreen Media Corp. (Class A)*..................       371,250
       14,000   Infinity Broadcasting Corp.
                  (Class A)*......................................       470,750
        3,700   Univision Communications, Inc. (Class A)*.........       136,900
                                                                    ------------
                                                                       1,461,975
                                                                    ------------
                MEDICAL PRODUCTS & SUPPLIES (1.6%)
       16,000   Boston Scientific Corp.*..........................       960,000
        8,000   Guidant Corp......................................       456,000
        8,000   Medtronic, Inc....................................       544,000
                                                                    ------------
                                                                       1,960,000
                                                                    ------------

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

   NUMBER OF
     SHARES                                                            VALUE
  ------------                                                      ------------
                RESTAURANTS (1.0%)
       25,000   Boston Chicken, Inc.*.............................  $    893,750
       13,000   Starbucks Corp.*..................................       370,500
                                                                    ------------
                                                                       1,264,250
                                                                    ------------
                RETAIL (3.8%)
       20,000   Dayton-Hudson Corp................................       785,000
       12,000   Federated Department Stores, Inc.*................       409,500
        5,000   Gucci Group NV (Italy)............................       319,375
       16,000   Home Depot, Inc...................................       802,000
        9,000   Kohl's Corp.*.....................................       353,250
        9,000   Neiman-Marcus Group, Inc..........................       229,500
       30,200   Price/Costco, Inc.*...............................       758,775
       13,200   Proffitt's, Inc.*.................................       481,800
       12,000   Tiffany & Co......................................       439,500
                                                                    ------------
                                                                       4,578,700
                                                                    ------------
                SEMICONDUCTORS (9.3%)
       19,000   Altera Corp.*.....................................     1,379,875
       35,000   Analog Devices, Inc.*.............................     1,185,625
       20,000   Applied Materials, Inc.*..........................       717,500
       25,000   Atmel Corp.*......................................       828,125
       13,000   Intel Corp........................................     1,701,375
       35,000   KLA Instruments Corp.*............................     1,238,125
       24,000   Maxim Integrated Products, Inc.*..................     1,038,000
       11,000   Microchip Technology, Inc.*.......................       558,250
       33,000   Micron Technology, Inc............................       961,125
        8,000   Novellus Systems, Inc.*...........................       433,000
       10,000   Tencor Instruments*...............................       263,750
       20,000   Vitesse Semiconductor Corp.*......................       910,000
                                                                    ------------
                                                                      11,214,750
                                                                    ------------
                TELECOMMUNICATIONS (0.5%)
       12,000   McLeod, Inc. (Class A)*...........................       306,000
       11,000   Teleport Communications Group Inc. (Class A)*.....       334,125
                                                                    ------------
                                                                         640,125
                                                                    ------------
   NUMBER OF
     SHARES                                                            VALUE
  ------------                                                      ------------
                TRANSPORTATION (0.3%)
       13,800   OMI Corp.*........................................  $    120,750
        5,500   Teekay Shipping Corp..............................       180,125
                                                                    ------------
                                                                         300,875
                                                                    ------------
                TOTAL COMMON STOCKS (IDENTIFIED COST
                  $105,393,216)...................................   114,690,318
                                                                    ------------

   PRINCIPAL
   AMOUNT (IN
   THOUSANDS)
  ------------
                U.S. GOVERNMENT OBLIGATIONS (1.3%)
  $     2,000   U.S. Treasury Strip
                  0.00% due 11/15/18..............................       448,100
        5,000   U.S. Treasury Strip
                  0.00% due 05/15/19..............................     1,081,700
                                                                    ------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST
                  $1,498,341).....................................     1,529,800
                                                                    ------------
                SHORT-TERM INVESTMENT (4.1%)
                REPURCHASE AGREEMENT
        4,954   The Bank of New York 5.375% due 01/02/97 (dated
                  12/31/96; proceeds $4,955,042; collateralized by
                  $182,514 U.S. Treasury Bond 10.625% due 08/15/15
                  valued at $265,415 and $4,740,293 U.S. Treasury
                  Note 5.875% due 10/31/98 valued at $4,787,219)
                  (Identified Cost $4,953,563)....................     4,953,563
                                                                    ------------
TOTAL INVESTMENTS (IDENTIFIED COST $111,845,120)
  (A).............................................       100.2  %  121,173,681
LIABILITIES IN EXCESS OF OTHER ASSETS.............        (0.2)       (269,850)
                                                        ------    ------------
NET ASSETS........................................       100.0  % $120,903,831
                                                        ------    ------------
                                                        ------    ------------

--------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A)  THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
     IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
     $12,056,733 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
     $2,728,172, RESULTING IN NET UNREALIZED APPRECIATION OF
     $9,328,561.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              COMMON STOCKS AND RIGHTS (78.9%)
              ARGENTINA (0.5%)
              ENERGY
     50,000   Astra Cia Argentina de Petroleo S.A...............  $     95,519
     50,000   Astra Cia Argentina de Petroleo S.A.(Rights)*.....           458
      6,100   YPF Sociedad Anonima S.A. (Class D) (ADR).........       154,025
                                                                  ------------
                                                                       250,002
                                                                  ------------
              TELECOMMUNICATIONS
      2,100   Telefonica de Argentina S.A. (ADR) (Class B)......        54,338
                                                                  ------------
              TOTAL ARGENTINA...................................       304,340
                                                                  ------------
              AUSTRALIA (0.7%)
              BUSINESS SERVICES
     22,000   Mayne Nickless Ltd................................       150,319
                                                                  ------------
              ENERGY
      4,367   Broken Hill Proprietary Co. Ltd...................        62,175
     10,000   Woodside Petroleum Ltd............................        73,015
                                                                  ------------
                                                                       135,190
                                                                  ------------
              METALS & MINING
     60,000   M.I.M. Holdings Ltd...............................        83,899
     40,000   Pasminco Ltd......................................        62,924
                                                                  ------------
                                                                       146,823
                                                                  ------------
              TOTAL AUSTRALIA...................................       432,332
                                                                  ------------
              BELGIUM (0.1%)
              RETAIL
      1,500   G.I.B. Holdings Ltd...............................        67,215
                                                                  ------------
              BRAZIL (2.0%)
              STEEL & IRON
      4,100   Companhia Siderurgicas Nacional (ADR).............       113,775
     10,000   Usinas Siderurgicas de Minas Gerais S.A. (S
                Shares) (ADR)...................................       102,250
                                                                  ------------
                                                                       216,025
                                                                  ------------
              TELECOMMUNICATIONS
      5,000   Telecomunicacoes Brasileiras S.A. (ADR)...........       382,500
                                                                  ------------
              UTILITIES - ELECTRIC
     25,000   Centrais Electricas Brasileiras S.A. (Class B)
                (ADR)...........................................       457,750
      4,050   Companhia Energetica de Minas Gerais S.A. (ADR)...       137,700
                                                                  ------------
                                                                       595,450
                                                                  ------------
              TOTAL BRAZIL......................................     1,193,975
                                                                  ------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              CANADA (0.7%)
              ENERGY
      1,500   Suncor, Inc.......................................  $     62,067
      3,200   Talisman Energy, Inc.*............................       106,487
                                                                  ------------
                                                                       168,554
                                                                  ------------
              TRANSPORTATION
      7,000   Canadian National Railway Co......................       266,146
                                                                  ------------
              TOTAL CANADA......................................       434,700
                                                                  ------------
              CHILE (0.7%)
              BEVERAGES - SOFT DRINKS
      8,000   Compania Cervecerias Unidas S.A. (ADR)............       128,000
                                                                  ------------
              CHEMICALS
      2,500   Sociedad Quimica y Minera de Chile S.A. (Class B)
                (ADR)...........................................       135,312
                                                                  ------------
              PHARMACEUTICALS
      4,500   Laboratorio Chile S.A. (ADR)......................        74,250
                                                                  ------------
              TELECOMMUNICATIONS
        900   Compania de Telecommunicaciones de Chile S.A.
                (ADR)...........................................        91,013
                                                                  ------------
              TOTAL CHILE.......................................       428,575
                                                                  ------------
              DENMARK (0.3%)
              PHARMACEUTICALS
        500   Novo-Nordisk AS (Series B)........................        94,179
                                                                  ------------
              TRANSPORTATION
      1,000   Kobenhavns Lufthavne AS...........................       101,816
                                                                  ------------
              TOTAL DENMARK.....................................       195,995
                                                                  ------------
              FINLAND (0.2%)
              MANUFACTURING
      3,000   KCI Konecranes International*.....................        94,510
                                                                  ------------
              FRANCE (2.8%)
              APPAREL
        300   Hermes International..............................        83,261
                                                                  ------------
              BROADCAST MEDIA
        500   Societe Television Francaise 1....................        47,798
                                                                  ------------
              BUILDING MATERIALS
        300   Compagnie de Saint-Gobain.........................        42,440
        500   IMETAL............................................        73,817
                                                                  ------------
                                                                       116,257
                                                                  ------------
              ENERGY
      2,800   Elf Aquitaine S.A.................................       254,879
                                                                  ------------
              FINANCIAL SERVICES
        700   Cetelem Groupe....................................        80,948
                                                                  ------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              FOODS & BEVERAGES
        340   LVMH Moet-Hennessy Louis Vuitton..................  $     94,952
      1,500   SEITA.............................................        62,735
                                                                  ------------
                                                                       157,687
                                                                  ------------
              HOUSEHOLD PRODUCTS
        600   Societe BIC S.A...................................        89,968
                                                                  ------------
              INSURANCE
      4,000   AXA...............................................       254,409
      1,400   Scor S.A..........................................        49,244
                                                                  ------------
                                                                       303,653
                                                                  ------------
              PHARMACEUTICALS
      1,300   Sanofi S.A........................................       129,286
                                                                  ------------
              RETAIL
        175   Carrefour Supermarche.............................       113,867
        400   Castorama Dubois Investissement...................        68,845
                                                                  ------------
                                                                       182,712
                                                                  ------------
              STEEL & IRON
     12,300   Usinor Sacilor....................................       178,982
                                                                  ------------
              TOTAL FRANCE......................................     1,625,431
                                                                  ------------
              GERMANY (2.1%)
              APPAREL
      1,700   Adidas AG.........................................       146,723
                                                                  ------------
              AUTOMOTIVE
        120   Bayerische Motoren Werke (BMW) AG.................        83,556
        600   Volkswagen AG.....................................       249,189
                                                                  ------------
                                                                       332,745
                                                                  ------------
              CHEMICALS
      3,800   BASF AG...........................................       146,180
      2,400   Bayer AG..........................................        97,807
                                                                  ------------
                                                                       243,987
                                                                  ------------
              MANUFACTURING - DIVERSIFIED
        450   Mannesmann AG.....................................       194,776
                                                                  ------------
              PHARMACEUTICALS
      2,300   Gehe AG...........................................       147,015
                                                                  ------------
              TELECOMMUNICATIONS
      8,400   Deutsche Telekom AG (ADR)*........................       171,150
                                                                  ------------
              TOTAL GERMANY.....................................     1,236,396
                                                                  ------------
              HONG KONG (5.0%)
              BANKING
     30,000   Guoco Group Ltd...................................       167,960
      6,000   Hang Seng Bank Ltd................................        72,925
     15,808   HSBC Holdings PLC.................................       338,276
                                                                  ------------
                                                                       579,161
                                                                  ------------
              BUILDING & CONSTRUCTION
     62,000   New World Infrastructure Ltd.*....................       181,174
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              BUSINESS SERVICES
    124,000   First Pacific Co. Ltd.............................  $    161,133
                                                                  ------------
              CONGLOMERATES
     50,000   Hutchison Whampoa, Ltd............................       392,746
     25,500   Swire Pacific Ltd. (Class A)......................       243,163
                                                                  ------------
                                                                       635,909
                                                                  ------------
              NATURAL GAS
    160,000   Hong Kong & China Gas Co. Ltd.....................       309,284
                                                                  ------------
              REAL ESTATE
     33,000   Cheung Kong (Holdings) Ltd........................       293,347
     70,000   Hong Kong Land Holdings Ltd.......................       194,600
     21,000   New World Development Co. Ltd.....................       141,873
     11,000   Sun Hung Kai Properties Ltd.......................       134,762
                                                                  ------------
                                                                       764,582
                                                                  ------------
              TELECOMMUNICATIONS
     21,500   Hong Kong Telecommunications, Ltd. (ADR)..........       349,375
                                                                  ------------
              TOTAL HONG KONG...................................     2,980,618
                                                                  ------------
              INDONESIA (0.1%)
              TELECOMMUNICATIONS
      3,000   PT Indosat (ADR)..................................        82,125
                                                                  ------------
              ITALY (0.8%)
              ENERGY
      5,000   Ente Nazionale Idrocarburi SpA (ADR)..............       258,125
                                                                  ------------
              TELECOMMUNICATIONS
     25,000   Stet Societa Finanziaria Telefonica
                SpA.............................................       113,712
     40,000   Telecom Italia SpA................................       103,889
                                                                  ------------
                                                                       217,601
                                                                  ------------
              TOTAL ITALY.......................................       475,726
                                                                  ------------
              JAPAN (19.2%)
              APPAREL
        100   Maruco Co., Ltd...................................         3,356
                                                                  ------------
              AUTOMOTIVE
     15,000   Honda Motor Co....................................       428,386
     21,000   Suzuki Motor Co. Ltd..............................       192,062
                                                                  ------------
                                                                       620,448
                                                                  ------------
              BANKING
     40,000   Asahi Bank, Ltd...................................       355,479
                                                                  ------------
              BUILDING & CONSTRUCTION
     25,000   Sekisui House Ltd.................................       254,530
                                                                  ------------
              BUILDING MATERIALS
      7,000   Tostem Corp.......................................       193,270
      4,000   Toyo Shutter......................................        21,605
                                                                  ------------
                                                                       214,875
                                                                  ------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              BUSINESS SERVICES
      5,000   Secom Co..........................................  $    302,416
                                                                  ------------
              CHEMICALS
     50,000   Asahi Chemical Industry Co. Ltd...................       283,003
     30,000   Kaneka Corp.......................................       153,494
     23,000   Nippon Shokubai K.K. Co...........................       170,664
                                                                  ------------
                                                                       607,161
                                                                  ------------
              COMPUTER SOFTWARE
      4,000   Square Co. Ltd....................................       201,898
                                                                  ------------
              CONSUMER PRODUCTS
     13,000   Kao Corp..........................................       151,424
                                                                  ------------
              ELECTRONICS
     21,000   Canon, Inc........................................       463,848
     20,000   Matsushita Electric Industrial Co., Ltd...........       326,143
     20,000   NEC Corp..........................................       241,587
     14,000   Sharp Corp........................................       199,310
      6,000   Sony Corp.........................................       392,925
      8,000   TDK Corp..........................................       521,139
                                                                  ------------
                                                                     2,144,952
                                                                  ------------
              ELECTRONICS - SEMICONDUCTORS/COMPONENTS
      6,000   Rohm Co., Ltd.....................................       393,443
                                                                  ------------
              FINANCIAL SERVICES
     15,000   Nomura Securities Co. Ltd.........................       225,194
      7,000   Orix Corp.........................................       291,113
      3,000   Promise Co., Ltd..................................       147,541
                                                                  ------------
                                                                       663,848
                                                                  ------------
              FURNITURE
      4,000   Itoki Crebio Corp.................................        26,644
                                                                  ------------
              INSURANCE
     30,000   Tokio Marine & Fire Insurance Co..................       282,140
                                                                  ------------
              INTERNATIONAL TRADE
     46,000   Mitsui & Co.......................................       373,080
                                                                  ------------
              LEISURE
      4,000   Nintendo Corp., Ltd...............................       284,728
                                                                  ------------
              MACHINE TOOLS
     29,000   Asahi Diamond Industries Co. Ltd..................       262,726
                                                                  ------------
              MACHINERY
     32,000   Kawasaki Heavy Industries.........................       132,252
     40,000   Komatsu Ltd.......................................       327,869
     37,000   Minebea Co., Ltd..................................       309,025
     51,000   Mitsubishi Heavy Industries, Ltd..................       404,832
                                                                  ------------
                                                                     1,173,978
                                                                  ------------
              MANUFACTURING
     28,000   Hitachi Cable.....................................       189,646
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              PHARMACEUTICALS
     21,000   Eisai Co. Ltd.....................................  $    413,115
      6,000   Sankyo Co. Ltd....................................       169,801
        200   Seijo Corp........................................         3,831
      8,000   Terumo............................................       108,369
                                                                  ------------
                                                                       695,116
                                                                  ------------
              REAL ESTATE
      4,000   Cesar Co..........................................        20,880
      2,000   Chubu Sekiwa Real Estate, Ltd.....................        25,712
                                                                  ------------
                                                                        46,592
                                                                  ------------
              RESTAURANTS
         20   Yoshinoya D & C Company Ltd.......................       245,039
                                                                  ------------
              RETAIL
      6,000   Aoyama Trading Co., Ltd...........................       158,412
      1,300   Honma Golf Co. Ltd................................        26,135
     13,000   Izumiya Co. Ltd...................................       183,952
      9,000   Jusco Co..........................................       305,177
      1,000   Sundrug Co., Ltd..................................        33,218
                                                                  ------------
                                                                       706,894
                                                                  ------------
              TELECOMMUNICATIONS
         40   DDI Corp..........................................       264,366
         34   Nippon Telegraph & Telephone......................       257,567
                                                                  ------------
                                                                       521,933
                                                                  ------------
              TEXTILES - APPAREL
     18,000   Kuraray Co. Ltd...................................       166,178
                                                                  ------------
              TRANSPORTATION
     43,000   Nippon Yusen Kabushiki Kaish......................       194,409
     25,000   Yamato Transport Co. Ltd..........................       258,844
                                                                  ------------
                                                                       453,253
                                                                  ------------
              TOTAL JAPAN.......................................    11,341,777
                                                                  ------------
              MALAYSIA (2.5%)
              BANKING
     52,000   DCB Holdings Berhad...............................       178,139
     14,000   Malayan Banking Berhad............................       155,248
     22,666   Public Bank Berhad................................        48,025
                                                                  ------------
                                                                       381,412
                                                                  ------------
              BUILDING & CONSTRUCTION
     39,000   United Engineers (Malaysia) Berhad Ltd............       352,159
                                                                  ------------
              CONGLOMERATES
     60,000   Road Builder (M) Holdings Berhad..................       339,802
                                                                  ------------
              LEISURE
     10,000   Berjaya Sports Toto Berhad........................        49,901
    100,000   Magnum Corporation Berhad.........................       194,059
                                                                  ------------
                                                                       243,960
                                                                  ------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              MACHINERY
     12,000   UMW Holdings Berhad...............................  $     56,079
                                                                  ------------
              NATURAL GAS
     20,000   Petronas Gas Berhad...............................        83,168
                                                                  ------------
              TOBACCO
     15,000   RJ Reynolds Berhad................................        40,693
                                                                  ------------
              TOTAL MALAYSIA....................................     1,497,273
                                                                  ------------
              MEXICO (1.9%)
              AUTOMOTIVE
     18,000   Sanluis Corporacion S.A. de C.V...................       111,401
                                                                  ------------
              BANKING
     30,000   Grupo Financiero Banamex Accival S.A. de C.V. (B
                Shares)*........................................        62,625
        450   Grupo Financiero Banamex Accival S.A. de C.V.
                (Series L)*.....................................           854
                                                                  ------------
                                                                        63,479
                                                                  ------------
              BEVERAGES - SOFT DRINKS
      2,800   PanAmerican Beverages, Inc. (Class A).............       131,250
                                                                  ------------
              BROADCAST MEDIA
      6,000   Grupo Radio Centro S.A. de C.V. (ADR)*............        41,250
                                                                  ------------
              BUILDING & CONSTRUCTION
     16,000   Corporacion GEO S.A. de C.V. (Series B)*..........        75,181
                                                                  ------------
              BUILDING MATERIALS
     14,600   Cemex S.A. de C.V. (B Shares).....................        56,659
     50,000   Grupo Cementos de Chihuahua S.A. de C.V. (B
                Shares)*........................................        57,958
                                                                  ------------
                                                                       114,617
                                                                  ------------
              CONGLOMERATES
      3,000   DESC S.A. de C.V. (C Shares) (ADR)*...............        66,000
     34,572   Grupo Industria Alfa S.A. de C.V. (A Shares)......       158,720
                                                                  ------------
                                                                       224,720
                                                                  ------------
              MANUFACTURING
      4,000   Elamax S.A. de C.V.* (Class I)....................        38,000
                                                                  ------------
              METALS & MINING
     12,100   Tubos de Acero de Mexico S.A. de C.V. (ADR)*......       192,088
                                                                  ------------
              TELECOMMUNICATIONS
      4,100   Telefonos de Mexico S.A. de C.V. (Series L)
                (ADR)...........................................       135,300
                                                                  ------------
              TOTAL MEXICO......................................     1,127,286
                                                                  ------------
              NETHERLANDS (3.0%)
              BANKING
      2,600   ABN-AMRO Holding NV...............................       169,140
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              BUILDING MATERIALS
        800   Hunter Douglas NV.................................  $     53,941
                                                                  ------------
              BUSINESS & PUBLIC SERVICES
      1,500   Randstad Holdings NV..............................       108,346
                                                                  ------------
              CHEMICALS
      1,500   Akzo Nobel NV.....................................       204,885
                                                                  ------------
              FOOD PROCESSING
        900   Nutricia Vereenigde Bedrijven NV..................       136,735
                                                                  ------------
              FURNITURE
      3,000   Ahrend Groep NV...................................       167,207
                                                                  ------------
              INSURANCE
      2,600   Aegon NV..........................................       165,679
      4,000   ING Groep NV......................................       143,998
                                                                  ------------
                                                                       309,677
                                                                  ------------
              PUBLISHING
      7,600   Elsevier NV.......................................       128,441
      5,000   Ver Ned Uitgev Ver Bezit NV.......................       104,468
        850   Wegener NV........................................        78,811
        600   Wolters Kluwer NV.................................        79,697
                                                                  ------------
                                                                       391,417
                                                                  ------------
              RETAIL
      3,500   Koninklijke Ahold NV..............................       218,775
                                                                  ------------
              TOTAL NETHERLANDS.................................     1,760,123
                                                                  ------------
              NORWAY (0.2%)
              INSURANCE
     24,500   Storebrand AS (A Shares)*.........................       142,151
                                                                  ------------
              PANAMA (0.2%)
              BANKING
      2,000   Banco Latinoamericano de Exportaciones S.A. (E
                Shares).........................................       101,500
                                                                  ------------
              PERU (0.2%)
              METALS & MINING
      4,000   Companhia de Minas Buenaventura S.A. (Series B)
                (ADR)...........................................        67,500
                                                                  ------------
              TELECOMMUNICATIONS
      3,000   Telefonica del Peru S.A. (Class B) (ADR)..........        56,625
                                                                  ------------
              TOTAL PERU........................................       124,125
                                                                  ------------
              PHILIPPINES (0.1%)
              TELECOMMUNICATIONS
        900   Philippine Long Distance Telephone Co. (ADR)......        45,900
                                                                  ------------
              PORTUGAL (0.2%)
              TELECOMMUNICATIONS
      4,000   Portugal Telecom S.A. (ADR).......................       113,000
                                                                  ------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              SINGAPORE (0.8%)
              BANKING
      8,500   Development Bank of Singapore, Ltd................  $    114,832
     20,000   Overseas Union Bank, Ltd..........................       154,396
      5,000   United Overseas Bank, Ltd.........................        55,754
                                                                  ------------
                                                                       324,982
                                                                  ------------
              PUBLISHING
      4,000   Singapore Press Holdings Ltd......................        78,914
                                                                  ------------
              REAL ESTATE
     25,000   DBS Land Ltd......................................        92,030
                                                                  ------------
              TOTAL SINGAPORE...................................       495,926
                                                                  ------------
              SOUTH AFRICA (0.1%)
              BREWERY
      2,000   South African Breweries Ltd. (ADR)................        50,750
                                                                  ------------
              SOUTH KOREA (0.2%)
              TELECOMMUNICATIONS
      9,064   Korea Mobile Telecommunications (ADR).............       116,699
                                                                  ------------
              SPAIN (1.2%)
              BANKS
      1,600   Banco Bilbao Vizcaya..............................        86,390
        400   Banco Popular Espanol S.A.........................        78,564
                                                                  ------------
                                                                       164,954
                                                                  ------------
              FINANCIAL SERVICES
      1,000   Corporacion Financiera Alba.......................       101,055
                                                                  ------------
              NATURAL GAS
        500   Gas Natural SDG S.A. (Series E)...................       116,306
                                                                  ------------
              TELECOMMUNICATIONS
      1,800   Telefonica de Espana S.A. (ADR)...................       124,650
                                                                  ------------
              UTILITIES - ELECTRIC
      1,000   Empresa Nacional de Electricidad S.A..............        71,170
      7,000   Iberdrola S.A.....................................        99,207
                                                                  ------------
                                                                       170,377
                                                                  ------------
              TOTAL SPAIN.......................................       677,342
                                                                  ------------
              SWEDEN (2.0%)
              AUTO TRUCKS & PARTS
      8,800   Scania AB (A Shares)..............................       218,525
                                                                  ------------
              BUSINESS SERVICES
      5,000   Assa Abloy AB (Series B)..........................        90,565
      4,000   Scribona AB (Series "B" Free).....................        44,698
      6,000   Securitas AB (Series "B" Free)....................       173,973
                                                                  ------------
                                                                       309,236
                                                                  ------------
              MEDICAL SUPPLIES
      6,200   Getinge Industrier AB (B Shares)..................       121,810
                                                                  ------------
              PHARMACEUTICALS
      3,000   Astra AB (Series "A" Free)........................       147,680
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              RETAIL
      1,400   Hennes & Mauritz AB (B Shares)....................  $    193,050
                                                                  ------------
              TELECOMMUNICATION EQUIPMENT
      6,200   Ericsson (L.M.) Telephone Co. AB (Series "B"
                Free)...........................................       191,092
                                                                  ------------
              TOTAL SWEDEN......................................     1,181,393
                                                                  ------------
              SWITZERLAND (0.8%)
              CONGLOMERATES
         80   ABB AG - Bearer...................................        99,255
                                                                  ------------
              PHARMACEUTICALS
         64   Novartis AG*......................................        73,109
        130   Novartis AG - Bearer*.............................       148,405
         20   Roche Holdings AG.................................       155,216
                                                                  ------------
                                                                       376,730
                                                                  ------------
              TOTAL SWITZERLAND.................................       475,985
                                                                  ------------
              UNITED KINGDOM (7.7%)
              AEROSPACE
     40,000   Rolls-Royce PLC...................................       176,199
                                                                  ------------
              AEROSPACE & DEFENSE
      7,873   British Aerospace PLC.............................       172,457
      3,600   Smiths Industries PLC.............................        49,487
                                                                  ------------
                                                                       221,944
                                                                  ------------
              AUTO PARTS
      8,646   BBA Group PLC.....................................        52,164
                                                                  ------------
              BANKING
      4,800   Barclays Bank, PLC................................        82,313
     17,000   Lloyds TSB Group PLC..............................       125,585
      9,939   National Westminster Bank PLC.....................       116,863
                                                                  ------------
                                                                       324,761
                                                                  ------------
              BEVERAGES
      8,300   Bass PLC..........................................       116,939
     18,100   Guinness PLC......................................       142,397
                                                                  ------------
                                                                       259,336
                                                                  ------------
              BROADCAST MEDIA
      6,300   Flextech PLC*.....................................        72,780
                                                                  ------------
              BUILDING & CONSTRUCTION
     10,626   Blue Circle Industries PLC........................        65,020
                                                                  ------------
              BUSINESS SERVICES
      8,400   Reuters Holdings PLC..............................       108,054
                                                                  ------------
              CHEMICALS
     16,000   Albright & Wilson PLC.............................        46,072
                                                                  ------------
              COMPUTER SOFTWARE & SERVICES
      6,000   SEMA Group PLC....................................       112,096
                                                                  ------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              CONGLOMERATES
      3,701   BTR PLC...........................................  $     18,079
                                                                  ------------
              CONSUMER PRODUCTS
      3,400   Vendome Luxury Group PLC
                (Units)++.......................................        30,945
                                                                  ------------
              ELECTRICAL EQUIPMENT
     13,000   The BICC Group PLC................................        61,276
                                                                  ------------
              ENERGY
     22,532   British Petroleum Co. PLC.........................       270,339
     24,500   Shell Transport & Trading
                Co. PLC.........................................       424,969
                                                                  ------------
                                                                       695,308
                                                                  ------------
              FOODS
      6,200   Associated British Foods PLC......................        51,327
                                                                  ------------
              INSURANCE
      2,513   General Accident PLC..............................        32,908
     24,680   Prudential Corp. PLC..............................       208,124
     29,148   Royal & Sun Alliance Insurance Group PLC..........       222,570
                                                                  ------------
                                                                       463,602
                                                                  ------------
              LEISURE
      6,575   Granada Group PLC.................................        97,256
     15,282   Tomkins PLC.......................................        70,722
                                                                  ------------
                                                                       167,978
                                                                  ------------
              PHARMACEUTICALS
     22,349   Glaxo Wellcome PLC................................       363,909
     16,311   Medeva PLC........................................        71,011
                                                                  ------------
                                                                       434,920
                                                                  ------------
              RESTAURANTS
     12,500   Compass Group PLC.................................       132,835
                                                                  ------------
              RETAIL
      5,143   Boots Co. PLC.....................................        53,067
      9,500   Next PLC..........................................        92,650
                                                                  ------------
                                                                       145,717
                                                                  ------------
              TELECOMMUNICATIONS
     62,600   British Telecommunications PLC....................       423,821
     47,723   Securicor PLC.....................................       229,441
     20,127   Vodafone Group PLC................................        85,209
                                                                  ------------
                                                                       738,471
                                                                  ------------
              TRANSPORTATION
     12,601   British Airways PLC...............................       130,993
                                                                  ------------
              UTILITIES
      4,000   Yorkshire Water PLC...............................        48,335
                                                                  ------------
              TOTAL UNITED KINGDOM..............................     4,558,212
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              UNITED STATES (22.3%)
              AEROSPACE & DEFENSE
      3,400   Boeing Co.........................................  $    361,675
      3,700   Lockheed Martin Corp..............................       338,550
      6,200   McDonnell Douglas Corp............................       396,800
                                                                  ------------
                                                                     1,097,025
                                                                  ------------
              AIRLINES
      6,500   UAL Corp.*........................................       406,250
                                                                  ------------
              AUTOMOTIVE
      9,300   Ford Motor Co.....................................       296,437
                                                                  ------------
              BEVERAGES - SOFT DRINKS
     10,900   PepsiCo Inc.......................................       318,825
                                                                  ------------
              BIOTECHNOLOGY
      2,900   Biogen, Inc.*.....................................       111,650
      3,100   Centocor, Inc.*...................................       110,825
                                                                  ------------
                                                                       222,475
                                                                  ------------
              CHEMICALS
      3,900   Dow Chemical Co...................................       305,662
      9,700   Monsanto Co.......................................       377,087
      7,700   Praxair, Inc......................................       355,162
                                                                  ------------
                                                                     1,037,911
                                                                  ------------
              COMMUNICATIONS - EQUIPMENT & SOFTWARE
      5,900   Cisco Systems, Inc.*..............................       375,387
                                                                  ------------
              COMPUTERS - PERIPHERAL EQUIPMENT
     13,000   Seagate Technology, Inc.*.........................       513,500
     20,000   Teradyne, Inc.*...................................       487,500
                                                                  ------------
                                                                     1,001,000
                                                                  ------------
              COMPUTERS - SYSTEMS
      7,000   Hewlett-Packard Co................................       351,750
     11,200   Sun Microsystems, Inc.*...........................       287,000
                                                                  ------------
                                                                       638,750
                                                                  ------------
              DRUGS
      5,200   American Home Products Corp.......................       304,850
                                                                  ------------
              ELECTRICAL EQUIPMENT
      5,200   Honeywell, Inc....................................       341,900
                                                                  ------------
              FINANCIAL - MISCELLANEOUS
     12,000   Ahmanson (H.F.) & Co..............................       390,000
     10,000   Federal National Mortgage Assoc...................       372,500
      5,700   Golden West Financial Corp........................       359,812
     12,600   Great Western Financial Corp......................       365,400
                                                                  ------------
                                                                     1,487,712
                                                                  ------------
              FOODS & BEVERAGES
      5,700   General Mills, Inc................................       361,238
                                                                  ------------

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              HOUSEHOLD PRODUCTS
      3,800   Colgate-Palmolive Co..............................  $    350,550
                                                                  ------------
              INDUSTRIALS
      5,000   Allied Signal, Inc................................       335,000
                                                                  ------------
              MEDICAL PRODUCTS & SUPPLIES
      6,000   Medtronic, Inc....................................       408,000
                                                                  ------------
              MEDICAL SERVICES
      5,700   HBO & Co..........................................       338,438
                                                                  ------------
              OFFICE EQUIPMENT & SUPPLIES
      7,100   Alco Standard Corp................................       366,538
                                                                  ------------
              OIL INTEGRATED - INTERNATIONAL
      5,300   Chevron Corp......................................       344,500
      3,900   Exxon Corp........................................       382,200
      2,800   Mobil Corp........................................       342,300
                                                                  ------------
                                                                     1,069,000
                                                                  ------------
              PHARMACEUTICALS
      3,000   Biochem Pharma, Inc.*.............................       149,625
                                                                  ------------
              RETAIL - DEPARTMENT STORES
      7,000   Sears, Roebuck & Co...............................       322,875
                                                                  ------------
              RETAIL - SPECIALTY
     15,500   Price/Costco, Inc.*...............................       389,438
                                                                  ------------
              RETAIL - SPECIALTY APPAREL
      9,000   Gap, Inc..........................................       271,125
                                                                  ------------
              SEMICONDUCTORS
      3,900   Intel Corp........................................       510,413
                                                                  ------------
              SHOES
      5,800   Nike, Inc. (Class B)..............................       346,550
                                                                  ------------
              TRANSPORTATION
      4,500   Conrail, Inc......................................       448,313
                                                                  ------------
              TOTAL UNITED STATES...............................    13,195,625
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              VENEZUELA (0.3%)
              TELECOMMUNICATIONS
      5,700   Compania Anonima Nacional Telefonos de Venezuela
                (Class D) (ADR)*................................  $    160,313
                                                                  ------------
              TOTAL COMMON STOCKS AND RIGHTS (IDENTIFIED COST
                $42,066,840)....................................    46,717,318
                                                                  ------------

 PRINCIPAL
 AMOUNT (IN
 THOUSANDS)
------------
              SHORT-TERM INVESTMENTS (22.3%)
              U.S. GOVERNMENT AGENCIES (a) (18.5%)
$     4,000   Federal Home Loan Banks 6.00% due 01/09/97........     3,994,667
      7,000   Federal Home Loan Mortgage Corp. 5.39% - 5.70% due
                01/02/97 - 01/09/97.............................     6,996,718
                                                                  ------------
              TOTAL U.S. GOVERNMENT AGENCIES (Amortized Cost
                $10,991,385)                                        10,991,385
                                                                  ------------
              REPURCHASE AGREEMENT (3.8%)
      2,240   The Bank of New York 5.375% due 01/02/97 (dated
                12/31/96; proceeds $2,240,894; collateralized by
                $2,223,334 U.S. Treasury Notes 5.25% - 6.875%
                due 01/31/01-5/15/06 valued at $2,285,030)
                (Identified Cost $2,240,225)....................     2,240,225
                                                                  ------------
              TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST
                $13,231,610)....................................    13,231,610
                                                                  ------------
TOTAL INVESTMENTS
 (IDENTIFIED COST
  $55,298,450) (B)................................       101.2  %   59,948,928
LIABILITIES IN EXCESS OF OTHER ASSETS.............        (1.2)       (702,528)
                                                        ------    ------------
NET ASSETS........................................       100.0  % $ 59,246,400
                                                        ------    ------------
                                                        ------    ------------

--------------------
 ADR   AMERICAN DEPOSITORY RECEIPT.
  *    NON-INCOME PRODUCING SECURITY.
 ++    CONSIST OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS
       A UNIT.
 (A)   SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST
       RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET
       EQUIVALENT YIELD.
 (B)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
       $6,004,214 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
       $1,353,736, RESULTING IN NET UNREALIZED APPRECIATION OF
       $4,650,478.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                 PERCENT OF
INDUSTRY                              VALUE      NET ASSETS
---------------------------------  ------------  -----------
Aerospace........................  $    176,199         0.3%
Aerospace & Defense..............     1,318,969         2.2
Airlines.........................       406,250         0.7
Apparel..........................       233,340         0.4
Auto Parts.......................        52,164         0.1
Automotive.......................     1,361,031         2.3
Auto Trucks & Parts..............       218,525         0.4
Banking..........................     2,299,914         3.9
Banks............................       164,954         0.3
Beverages........................       259,336         0.4
Beverages - Soft Drinks..........       578,075         1.0
Biotechnology....................       222,475         0.4
Brewery..........................        50,750         0.1
Broadcast Media..................       161,828         0.3
Building & Construction..........       928,064         1.6
Building Materials...............       499,690         0.8
Business & Public Services.......       108,346         0.2
Business Services................     1,031,158         1.7
Chemicals........................     2,275,328         3.8
Communications - Equipment &
 Software........................       375,387         0.6
Computer Software................       201,898         0.3
Computer Software & Services.....       112,096         0.2
Computers - Peripheral
 Equipment.......................     1,001,000         1.7
Computers - Systems..............       638,750         1.1
Conglomerates....................     1,317,765         2.2
Consumer Products................       182,369         0.3
Drugs............................       304,850         0.5
Electrical Equipment.............       403,176         0.7
Electronics......................     2,144,952         3.6
Electronics -
 Semiconductors/Components.......       393,443         0.7
Energy...........................     1,762,058         3.0
Financial - Miscellaneous........     1,487,712         2.5
Financial Services...............       845,851         1.4
Food Processing..................       136,735         0.2
Foods............................        51,327         0.1
Foods & Beverages................       518,925         0.9
Furniture........................       193,851         0.3

                                                 PERCENT OF
INDUSTRY                              VALUE      NET ASSETS
---------------------------------  ------------  -----------
Household Products...............  $    440,518         0.7%
Industrials......................       335,000         0.6
Insurance........................     1,501,223         2.5
International Trade..............       373,080         0.6
Leisure..........................       696,666         1.2
Machine Tools....................       262,726         0.4
Machinery........................     1,230,057         2.1
Manufacturing....................       322,156         0.5
Manufacturing - Diversified......       194,776         0.3
Medical Products & Supplies......       408,000         0.7
Medical Services.................       338,438         0.6
Medical Supplies.................       121,810         0.2
Metals & Mining..................       406,411         0.7
Natural Gas......................       508,758         0.9
Office Equipment & Supplies......       366,538         0.6
Oil Integrated - International...     1,069,000         1.8
Pharmaceuticals..................     2,248,801         3.8
Publishing.......................       470,331         0.8
Real Estate......................       903,204         1.5
Repurchase Agreement                  2,240,225         3.8
Restaurants......................       377,874         0.6
Retail...........................     1,514,363         2.6
Retail - Department Stores.......       322,875         0.5
Retail - Specialty...............       389,438         0.7
Retail - Specialty Apparel.......       271,125         0.4
Semiconductors...................       510,413         0.9
Shoes............................       346,550         0.6
Steel & Iron.....................       395,007         0.7
Telecommunication - Equipment....       191,092         0.3
Telecommunications...............     3,360,993         5.7
Textiles - Apparel...............       166,178         0.3
Tobacco..........................        40,693         0.1
Transportation...................     1,400,521         2.4
U.S. Government Agencies             10,991,385        18.5
Utilities........................        48,335         0.1
Utilities - Electric.............       765,827         1.3
                                   ------------  -----------
                                   $ 59,948,928       101.2%
                                   ------------  -----------
                                   ------------  -----------

----------------------------------------------------------------

                                                                                                                PERCENT OF
TYPE OF INVESTMENT                                                                                   VALUE      NET ASSETS
------------------------------------------------------------------------------------------------  ------------  -----------
Common Stocks...................................................................................  $ 46,716,860        78.9%
Rights..........................................................................................           458         0.0
Short-Term Investments..........................................................................    13,231,610        22.3
                                                                                                  ------------  -----------
                                                                                                  $ 59,948,928      101.2%
                                                                                                  ------------  -----------
                                                                                                  ------------  -----------

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 1996:

CONTRACTS      IN
   TO       EXCHANGE   DELIVERY   UNREALIZED
 DELIVER      FOR        DATE     APPRECIATION
---------  ----------  ---------  -----------
$ 725,645   L426,173    01/07/97   $   4,816
                                  -----------
                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              COMMON STOCKS (85.8%)
              ADVERTISING (0.3%)
      8,000   Lamar Advertising Co. (Class A)*..................  $    186,000
                                                                  ------------
              AEROSPACE (0.3%)
      9,000   Orbital Sciences Corp.*...........................       153,000
                                                                  ------------
              AGRICULTURE RELATED (0.1%)
      1,700   Dekalb Genetics Corp. (Class B)*..................        86,275
                                                                  ------------
              APPAREL & FOOTWEAR (0.5%)
      7,600   Jones Apparel Group, Inc.*........................       284,050
                                                                  ------------
              AUTO PARTS - ORIGINAL EQUIPMENT (0.3%)
      6,500   Tower Automotive, Inc.*...........................       200,687
                                                                  ------------
              BIOTECHNOLOGY (1.3%)
     12,000   Guilford Pharmaceuticals, Inc.*...................       267,000
      2,000   Interneuron Pharmaceuticals, Inc.*................        52,000
     14,600   Liposome Co., Inc.*...............................       279,225
      7,000   SangStat Medical Corp.*...........................       183,750
                                                                  ------------
                                                                       781,975
                                                                  ------------
              BROADCAST MEDIA (1.3%)
     30,200   Film Roman, Inc.*.................................       218,950
      3,200   Infinity Broadcasting Corp. (Class A)*............       107,600
      5,750   Lin Television Corp.*.............................       241,500
     12,500   Mecklermedia Corp.*...............................       246,875
                                                                  ------------
                                                                       814,925
                                                                  ------------
              BUILDING MATERIALS (0.9%)
     19,300   Universal Forest Products, Inc.*..................       250,900
     10,050   Watsco, Inc.......................................       290,194
                                                                  ------------
                                                                       541,094
                                                                  ------------
              BUSINESS SERVICES (2.4%)
     10,500   CFI Proservices, Inc.*............................       144,375
      6,000   Gartner Group, Inc. (Class A)*....................       233,250
      8,000   Reynolds & Reynolds Co. (Class A).................       208,000
      7,200   Saville Systems, PLC (ADR)* (Ireland).............       287,100
      6,300   Sykes Enterprises, Inc.*..........................       228,375
      9,825   TCSI Corp.*.......................................        61,406
     11,200   Vanstar Corp.*....................................       274,400
                                                                  ------------
                                                                     1,436,906
                                                                  ------------
              CHEMICALS (0.3%)
     10,000   Hexcel Corp.*.....................................       162,500
                                                                  ------------
              COMMERCIAL SERVICES (3.7%)
      3,000   APAC Teleservices, Inc.*..........................       114,000
      7,100   Coinmach Laundry Corp.*...........................       120,700
      5,500   Danka Business Systems PLC (ADR) (United
                Kingdom)........................................       194,562
      1,600   International Telecomm Data Systems*..............        38,400
     13,300   Iron Mountain, Inc.*..............................       402,325
        600   Lason Holdings, Inc.*.............................        12,150

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
      6,000   Leasing Solutions, Inc.*..........................  $    154,500
      4,750   On Assignment, Inc.*..............................       135,375
     11,600   Physician Support Systems, Inc.*..................       217,500
     11,300   Precision Response Corp.*.........................       395,500
     10,000   Sitel Corp.*......................................       141,250
      6,525   Sylvan Learning Systems, Inc.*....................       182,700
      3,175   The Registry, Inc.*...............................       144,066
        800   XlConnect Solutions, Inc.*........................        23,000
                                                                  ------------
                                                                     2,276,028
                                                                  ------------
              COMMUNICATIONS - EQUIPMENT/MANUFACTURERS (0.4%)
      5,850   Comverse Technology, Inc.*........................       220,106
                                                                  ------------
              COMPUTER EQUIPMENT (1.7%)
      9,800   ACT Networks, Inc.*...............................       357,700
      6,000   Dell Computer Corp.*..............................       318,750
     17,500   Proxima Corp.*....................................       220,937
      2,400   Splash Technology Holdings, Inc.*.................        51,600
      3,000   Tellabs, Inc.*....................................       112,875
                                                                  ------------
                                                                     1,061,862
                                                                  ------------
              COMPUTER SERVICES (1.4%)
      8,000   Cotelligent Group, Inc.*..........................       193,000
      8,200   Network General Corp.*............................       247,025
     18,000   ONTRACK Data International, Inc.*.................       267,750
      5,310   Sterling Commerce, Inc.*..........................       187,177
                                                                  ------------
                                                                       894,952
                                                                  ------------
              COMPUTER SOFTWARE (9.2%)
      2,000   Applix Inc*.......................................        43,000
     10,000   Aspect Development, Inc.*.........................       270,000
        800   Aurum Software, Inc.*.............................        18,400
      7,450   Axent Technologies, Inc.*.........................       111,750
      5,400   Baan Company, NV (Netherlands)*...................       186,975
      5,070   Ciber, Inc.*......................................       149,565
      7,000   Citrix Systems, Inc.*.............................       271,250
     10,000   Cyrix Corp.*......................................       177,500
      8,100   HCIA, Inc.*.......................................       279,450
      4,140   HNC Software, Inc.*...............................       129,375
     35,550   IA Corporation I*.................................       199,969
        800   Infinity Financial Technology, Inc.*..............        13,400
      9,600   Information Management Resources, Inc.*...........       200,400
      8,000   Ingram Micro, Inc. (Class A)*.....................       184,000
      5,200   Manugistics Group, Inc.*..........................       202,800
      9,000   MetaTools, Inc.*..................................       104,625
      6,000   Peoplesoft, Inc.*.................................       287,250
     20,000   Platinum Technology, Inc.*........................       270,000
      5,000   Pri Automation, Inc.*.............................       223,750
      2,550   Remedy Corp.*.....................................       135,787
      6,600   Renaissance Solutions Inc.*.......................       295,350
        900   Rogue Wave Software*..............................        14,175
      2,000   Ross Systems, Inc.*...............................        19,000
        700   SeaChange International, Inc.*....................        17,850
      4,400   Security Dynamics Technologies, Inc.*.............       138,050

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
      3,000   Shiva Corp.*......................................  $    103,875
     16,000   Simulation Sciences Inc.*.........................       236,000
     15,390   Symantec Corp.*...................................       223,155
      6,000   Transaction Systems Architects, Inc. (Class A)*...       196,500
     20,000   TriTeal Corp.*....................................       425,000
      6,200   Trusted Information Systems, Inc.*................        66,650
     16,300   Visigenic Software, Inc.*.........................       238,387
      3,800   Wind River Systems*...............................       178,600
                                                                  ------------
                                                                     5,611,838
                                                                  ------------
              COMPUTER SOFTWARE & SERVICES (4.4%)
      7,400   Affiliated Computer Services, Inc.*...............       214,600
      8,330   CCC Information Services Group, Inc.*.............       127,032
     16,450   Diamond Multimedia Systems, Inc.*.................       189,175
     14,300   Document Sciences Corp.*..........................       135,850
      5,000   Geoworks*.........................................       121,250
      8,700   Hyperion Software Corp.*..........................       183,787
     17,190   IDT Corp.*........................................       189,090
     12,500   Interlink Computer Sciences, Inc.*................       203,125
     10,500   Memco Software Ltd.*..............................       185,062
      7,100   Raptor Systems, Inc.*.............................       142,000
      6,000   Segue Software, Inc.*.............................       107,250
      1,700   Summit Design, Inc.*..............................        16,150
      5,500   Sunguard Data Systems, Inc.*......................       217,250
     14,150   Sync Research, Inc.*..............................       189,256
      2,800   Versant Object Technology Corp.*..................        51,800
      4,000   Viasoft, Inc.*....................................       189,000
      6,000   VideoServer, Inc.*................................       252,000
                                                                  ------------
                                                                     2,713,677
                                                                  ------------
              COMPUTERS (1.2%)
      6,700   Network Appliance, Inc.*..........................       338,350
      7,000   Read Rite Corp.*..................................       175,000
      5,000   Synopsys, Inc.*...................................       228,750
                                                                  ------------
                                                                       742,100
                                                                  ------------
              COMPUTERS - PERIPHERAL EQUIPMENT (0.7%)
      5,000   SCI Systems, Inc.*................................       223,125
      9,000   Tech Data Corp.*..................................       245,250
                                                                  ------------
                                                                       468,375
                                                                  ------------
              COMPUTERS - SYSTEMS (0.4%)
      3,000   COMPAQ Computer Corp.*............................       222,750
                                                                  ------------
              CONSUMER SERVICES (1.0%)
     10,404   AccuStaff, Inc.*..................................       219,784
      8,062   CUC International, Inc.*..........................       191,472
     10,000   Gemstar International Group Ltd.*.................       170,000
                                                                  ------------
                                                                       581,256
                                                                  ------------
              COSMETICS (0.3%)
     10,500   NBTY, Inc*........................................       198,187
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              DISTRIBUTION (0.4%)
     10,300   Central Garden & Pet Co.*.........................  $    216,300
                                                                  ------------
              DRUGS (0.7%)
      8,200   IDEC Pharmaceuticals Corp.*.......................       193,725
     11,100   Mycogen Corp.*....................................       233,100
                                                                  ------------
                                                                       426,825
                                                                  ------------
              EDUCATION (0.5%)
     10,000   Education Management Corp.*.......................       205,000
      4,050   Learning Tree International, Inc.*................       118,462
                                                                  ------------
                                                                       323,462
                                                                  ------------
              ELECTRONIC COMPONENTS (2.2%)
      7,800   ADC Telecommunications, Inc.*.....................       241,800
     12,500   Exar Corp.*.......................................       193,750
      6,150   FORE Systems, Inc.*...............................       202,181
      7,000   Galileo Corp.*....................................       174,125
      4,500   Linear Technology Corp.*..........................       196,875
      5,000   SDL, Inc*.........................................       128,750
      8,000   Tencor Instruments*...............................       211,000
                                                                  ------------
                                                                     1,348,481
                                                                  ------------
              ELECTRONICS (3.3%)
      3,400   Altera Corp.*.....................................       246,925
      6,540   Analog Devices, Inc.*.............................       221,542
      6,000   C-Cube Microsystems, Inc.*........................       221,250
      6,000   Dynatech Corp.*...................................       264,000
      3,000   Microchip Technology, Inc.*.......................       152,250
      7,700   Ortel Corp.*......................................       180,950
      6,500   Pittway Corp. (Class A)...........................       347,750
      5,400   Technitrol, Inc...................................       207,225
      7,000   Teradyne, Inc.*...................................       170,625
                                                                  ------------
                                                                     2,012,517
                                                                  ------------
              ENTERTAINMENT & LEISURE TIME (1.6%)
      8,320   Cinar Films, Inc. (Class B)* (Canada).............       209,040
      9,400   Premier Parks, Inc.*..............................       296,100
      8,400   Sodak Gaming, Inc.*...............................       126,000
     11,800   The North Face, Inc.*.............................       224,200
      5,000   Vacation Break USA, Inc.*.........................        98,125
                                                                  ------------
                                                                       953,465
                                                                  ------------
              ENVIRONMENT (1.7%)
     21,270   Philip Environmental, Inc* (Canada)...............       308,415
      8,850   U.S. Filter Corp.*................................       280,987
      7,140   U.S.A. Waste Services, Inc.*......................       227,587
      7,000   United Waste Systems, Inc.*.......................       239,750
                                                                  ------------
                                                                     1,056,739
                                                                  ------------

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              ENVIRONMENTAL CONTROL (0.7%)
      5,400   Newpark Resources, Inc.*..........................  $    201,150
      8,150   Tetra Technologies, Inc.*.........................       205,787
                                                                  ------------
                                                                       406,937
                                                                  ------------
              EQUIPMENT (0.4%)
      8,400   Prime Service, Inc.*..............................       231,000
                                                                  ------------
              FINANCIAL SERVICES (4.2%)
      2,890   Alex Brown, Inc.*.................................       209,525
      8,400   Amresco, Inc......................................       222,600
      7,000   CMAC Investment Corp.*............................       257,250
         80   Data Broadcasting Corp.*..........................           550
      8,500   Envoy Corp........................................       319,812
      3,000   Finova Group, Inc.................................       192,750
      6,500   GreenPoint Financial Corp.........................       307,125
      3,000   Legg Mason, Inc...................................       115,500
      4,000   McDonald & Company Investments....................       139,000
      7,000   Morgan Keegan, Inc................................       119,875
      3,000   PennFed Financial Services, Inc.*.................        59,625
     12,000   People's Bank.....................................       342,000
      6,000   SunAmerica, Inc...................................       266,250
                                                                  ------------
                                                                     2,551,862
                                                                  ------------
              FOOD WHOLESALERS (0.3%)
      8,000   Northland Cranberries, Inc. (Class A).............       180,000
                                                                  ------------
              FOREST PRODUCTS, PAPER & PACKAGING (0.3%)
      6,000   Buckeye Cellulose Corp.*..........................       159,750
                                                                  ------------
              HEALTHCARE SERVICES (0.5%)
     10,000   ADAC Laboratories.................................       238,750
      1,460   Healthsouth Corp.*................................        56,393
                                                                  ------------
                                                                       295,143
                                                                  ------------
              HOSPITAL MANAGEMENT (0.8%)
      5,390   NCS HealthCare, Inc. (Class A)*...................       154,963
      5,900   PhyCor, Inc.*.....................................       165,938
      5,000   Total Renal Care Holdings, Inc.*..................       181,250
                                                                  ------------
                                                                       502,151
                                                                  ------------
              HOTELS/MOTELS (0.8%)
      2,140   HFS Inc.*.........................................       127,865
     13,900   Red Roof Inns Inc.*...............................       215,450
     16,800   U S Franchise Systems, Inc.*......................       170,100
                                                                  ------------
                                                                       513,415
                                                                  ------------
              HOUSEHOLD FURNISHINGS & APPLIANCES (1.5%)
      7,000   American Standard Companies, Inc.*................       267,750
      5,500   Ethan Allen Interiors, Inc........................       211,750
     15,000   Furniture Brands International, Inc...............       210,000
     17,200   O'Sullivan Industries Holdings, Inc.*.............       240,800
                                                                  ------------
                                                                       930,300
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              HOUSEHOLD PRODUCTS (0.4%)
      5,500   USA Detergents, Inc.*.............................  $    223,438
                                                                  ------------
              INDUSTRIALS (0.3%)
      5,300   DT Industries, Inc................................       182,850
                                                                  ------------
              INSURANCE (1.5%)
      4,700   CRA Managed Care, Inc.*...........................       207,975
      8,000   Delphi Financial Group, Inc. (Class A)*...........       236,000
      3,600   Fremont General Corp..............................       111,600
      6,350   HCC Insurance Holdings, Inc.*.....................       152,400
      7,000   Triad Guaranty, Inc...............................       190,750
                                                                  ------------
                                                                       898,725
                                                                  ------------
              MACHINERY (0.4%)
     17,600   MagneTek, Inc.*...................................       226,600
                                                                  ------------
              MANUFACTURING (0.5%)
      8,900   Shelby Williams Industries, Inc...................       109,025
      7,100   Waters Corp.*.....................................       215,663
                                                                  ------------
                                                                       324,688
                                                                  ------------
              MEDIA GROUP (0.3%)
      7,000   Universal Outdoor Holdings, Inc.*.................       161,000
                                                                  ------------
              MEDICAL EQUIPMENT (0.3%)
      4,600   Steris Corp.*.....................................       200,100
                                                                  ------------
              MEDICAL PRODUCTS & SUPPLIES (2.4%)
     16,900   Capstone Pharmacy Services, Inc.*.................       188,013
      9,192   ClinTrials Research Inc.*.........................       202,224
     13,100   Conmed Corp.*.....................................       262,000
      4,170   Dentsply International, Inc.......................       198,075
      3,900   Guidant Corp......................................       222,300
      6,000   MiniMed, Inc.*....................................       189,000
      4,200   Safeskin Corp.*...................................       204,750
                                                                  ------------
                                                                     1,466,362
                                                                  ------------
              MEDICAL SERVICES (1.4%)
     24,500   Novacare, Inc.*...................................       269,500
      3,000   Oxford Health Plans, Inc.*........................       175,500
     14,690   Physician Sales & Service, Inc.*..................       211,169
      7,240   Vivra, Inc.*......................................       200,005
                                                                  ------------
                                                                       856,174
                                                                  ------------
              METALS & MINING (1.4%)
     18,000   Miller Industries, Inc.*..........................       360,000
      6,200   Mueller Industries, Inc.*.........................       238,700
     10,000   Olympic Steel, Inc.*..............................       251,250
                                                                  ------------
                                                                       849,950
                                                                  ------------
              MISCELLANEOUS (0.3%)
      4,000   Maxim Integrated Products, Inc.*..................       173,000
      2,300   Viisage Technology, Inc.*.........................        33,063
                                                                  ------------
                                                                       206,063
                                                                  ------------

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              NATURAL GAS (0.2%)
      2,500   Noble Affiliates, Inc.............................  $    119,688
                                                                  ------------
              OFFICE EQUIPMENT & SUPPLIES (1.1%)
     10,000   American Pad & Paper Co.*.........................       226,250
     12,500   Office Depot, Inc.*...............................       221,875
      7,900   Viking Office Products, Inc.*.....................       209,350
                                                                  ------------
                                                                       657,475
                                                                  ------------
              OIL & GAS DRILLING (1.2%)
      3,800   Helmerich & Payne, Inc............................       198,075
     12,100   Marine Drilling Co., Inc.*........................       237,463
      3,200   Precision Drilling Corp.*.........................       111,200
      8,300   Rowan Companies, Inc.*............................       187,788
                                                                  ------------
                                                                       734,526
                                                                  ------------
              OIL & GAS EXPLORATION (0.2%)
      4,000   Basic Petroleum International, Ltd................       128,500
                                                                  ------------
              OIL & GAS PRODUCTS (1.7%)
     15,000   Cairn Energy USA, Inc.*...........................       144,375
      3,450   Chesapeake Energy Corp.*..........................       191,906
     20,000   Comstock Resources Inc.*..........................       260,000
     17,000   Tesoro Petroleum Corp.............................       238,000
      3,600   Triton Energy Ltd.*...............................       174,600
                                                                  ------------
                                                                     1,008,881
                                                                  ------------
              OIL DRILLING & SERVICES (2.5%)
      6,700   ENSCO International, Inc.*........................       324,950
     13,080   Global Industries Ltd.*...........................       238,710
     11,000   Noble Drilling Corp.*.............................       218,625
      4,000   Smith International, Inc.*........................       179,500
     11,000   Stone Energy Corp.*...............................       328,625
      3,000   Western Atlas Inc.*...............................       212,625
                                                                  ------------
                                                                     1,503,035
                                                                  ------------
              PHARMACEUTICALS (2.6%)
      3,100   Alliance Pharmaceutical Corp.*....................        41,850
      6,440   Biochem Pharma, Inc.*.............................       321,195
      6,000   Dura Pharmaceuticals, Inc.*.......................       285,750
      5,250   Jones Medical Industries, Inc.....................       190,313
     20,490   Neurocrine Bioscience, Inc.*......................       202,339
     11,600   PathoGenesis Corp.*...............................       246,500
      8,000   Vertex Pharmaceuticals Inc.*......................       320,000
                                                                  ------------
                                                                     1,607,947
                                                                  ------------
              POLLUTION CONTROL (0.3%)
      6,100   Memtec Ltd. (ADR) (Australia).....................       196,725
                                                                  ------------
              PUBLISHING (0.3%)
     10,000   Valassis Communications, Inc.*....................       211,250
                                                                  ------------
              RESTAURANTS (0.7%)
      7,800   Lone Star Steakhouse & Saloon, Inc................       208,650
      8,000   Outback Steakhouse, Inc.*.........................       212,000
                                                                  ------------
                                                                       420,650
                                                                  ------------
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              RETAIL (4.1%)
      2,100   Abercrombie & Fitch Co. (Class A)*................  $     34,650
      3,560   Bed, Bath & Beyond, Inc.*.........................        86,330
      5,000   Blyth Industries, Inc.*...........................       228,125
      6,000   Borders Group, Inc.*..............................       215,250
      4,000   Consolidated Stores Corp.*........................       128,500
      6,500   Dollar Tree Stores, Inc.*.........................       247,000
      4,000   Galoob (Lewis) Toys, Inc.*........................        56,000
      2,970   Gucci Group NV (Italy)............................       189,709
      8,500   Marks Bros. Jewelers, Inc.*.......................        97,750
      8,300   Men's Wearhouse, Inc. (The)*......................       200,238
      9,300   PetSmart, Inc.*...................................       202,275
      9,750   Staples, Inc.*....................................       175,500
      8,000   Stein Mart, Inc.*.................................       158,000
      9,750   The Sports Authority, Inc.*.......................       212,063
      7,700   Williams-Sonoma Inc.*.............................       278,163
                                                                  ------------
                                                                     2,509,553
                                                                  ------------
              RETAIL - DEPARTMENT STORES (0.5%)
      5,700   Meyer (Fred), Inc.................................       202,350
      4,600   Neiman-Marcus Group, Inc..........................       117,300
                                                                  ------------
                                                                       319,650
                                                                  ------------
              RETAIL - FOOD CHAINS (0.3%)
      9,000   Dominick's Supermarkets, Inc.*....................       195,750
      1,000   P J America, Inc.*................................        17,875
                                                                  ------------
                                                                       213,625
                                                                  ------------
              RETAIL - SPECIALTY (2.0%)
      4,000   CDW Computer Centers, Inc.*.......................       237,000
      9,760   Finish Line, Inc.*................................       204,960
     10,000   Hollywood Entertainment Corp.*....................       185,000
     11,700   Kenneth Cole Productions, Inc. (Class A)*.........       181,350
     13,550   Movie Gallery, Inc.*..............................       176,150
      1,400   Stage Stores, Inc.*...............................        24,850
     10,000   World Fuel Services Corp..........................       222,500
                                                                  ------------
                                                                     1,231,810
                                                                  ------------
              RETAIL - SPECIALITY APPAREL (0.4%)
      8,400   Loehmann's, Inc.*.................................       191,100
      2,950   Saks Holdings, Inc.*..............................        79,650
                                                                  ------------
                                                                       270,750
                                                                  ------------
              SAVINGS & LOAN ASSOCIATIONS (0.3%)
      5,700   Astoria Financial Corp............................       210,188
                                                                  ------------
              SEMICONDUCTORS (0.6%)
     15,000   S3 Incorporated*..................................       243,750
      3,800   Triquint Semiconductor, Inc.*.....................        99,275
                                                                  ------------
                                                                       343,025
                                                                  ------------

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
              SHOES (0.6%)
     15,290   Stride Rite Corp..................................  $    152,900
      7,650   Wolverine World Wide, Inc.........................       221,850
                                                                  ------------
                                                                       374,750
                                                                  ------------
              SPECIALIZED SERVICES (0.4%)
     14,300   National Education Corp.*.........................       218,075
                                                                  ------------
              STEEL & IRON (0.3%)
      8,000   Gibraltar Steel Corp.*............................       206,000
                                                                  ------------
              TELECOMMUNICATIONS (1.4%)
      4,000   Advanced Fibre Communications, Inc.*..............       222,500
      3,120   Globalstar Telecommunications Ltd.* (Bermuda).....       188,760
      7,000   LCI International, Inc.*..........................       150,500
      5,000   MFS Communications Company, Inc.*.................       271,250
      1,000   West Teleservices Corporation*....................        22,250
                                                                  ------------
                                                                       855,260
                                                                  ------------
              TELECOMMUNICATIONS EQUIPMENT (0.3%)
      1,200   GeoTel Communications Corp.*......................        15,000
      6,000   Intermedia Communications of Florida, Inc.*.......       153,750
                                                                  ------------
                                                                       168,750
                                                                  ------------
              TEXTILES (0.6%)
      8,500   Mohawk Industries, Inc.*..........................       188,063
      6,800   Nautica Enterprises, Inc.*........................       170,000
                                                                  ------------
                                                                       358,063
                                                                  ------------
              TRANSPORTATION (2.0%)
      4,770   Atlas Air, Inc.*..................................       226,575
      9,410   Hub Group, Inc.*..................................       251,718
      6,000   Midwest Express Holdings, Inc.*...................       216,000
     14,000   Offshore Logistics, Inc.*.........................       271,250
 NUMBER OF
   SHARES                                                            VALUE
------------                                                      ------------
      4,500   Pittston Services Group...........................  $    121,500
      8,800   Team Rental Group, Inc.*..........................       140,800
                                                                  ------------
                                                                     1,227,843
                                                                  ------------
              TOTAL COMMON STOCKS (IDENTIFIED COST
                $46,009,051)....................................    52,438,859
                                                                  ------------

 PRINCIPAL
 AMOUNT (IN
 THOUSANDS)
------------
              SHORT-TERM INVESTMENTS (14.1%)
              U.S. GOVERNMENT AGENCY (a) (13.1%)
$     8,000   Federal Home Loan Banks
                6.50% due 01/02/97
                (Amortized Cost $7,998,556).....................     7,998,556
                                                                  ------------
              REPURCHASE AGREEMENT (1.0%)
        594   The Bank of New York 5.375% due 01/02/97 (dated
                12/31/96; proceeds $594,185; collateralized by
                $200,000 U.S Treasury Bond 11.75% due 2/15/10
                valued at $274,531, $132,983 U.S Treasury Bond
                10.375% due 11/15/12 valued at $173,052 and
                $146,747 U.S Treasury Note 8.00% due 5/15/01
                valued at $158,305) (Identified Cost
                $594,007).......................................       594,007
                                                                  ------------
              TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST
                $8,592,563).....................................     8,592,563
                                                                  ------------
TOTAL INVESTMENTS (IDENTIFIED COST $54,601,614)
 (B)..............................................        99.9  %   61,031,422
OTHER ASSETS IN EXCESS OF LIABILITIES.............         0.1          88,576
                                                        ------    ------------
NET ASSETS........................................       100.0  % $ 61,119,998
                                                        ------    ------------
                                                        ------    ------------

----------------

                                      ADR
     AMERICAN
     DEPOSITORY
     RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(A)  SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE
     SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT
     YIELD.
(B)  THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
     IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS
     $8,653,525 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS
     $2,223,717, RESULTING IN NET UNREALIZED APPRECIATION OF
     $6,429,808.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  COMMON AND PREFERRED STOCKS, CONVERTIBLE BONDS AND WARRANTS
                    (93.3%)
                  ARGENTINA (3.0%)
                  BANKS
         1,689    Banco de Galicia y Buenos Aires S.A. de C.V.
                    (ADR)...........................................  $     40,747
         3,501    Banco Frances del Rio de la Plata S.A. (ADR)......        96,298
                                                                      ------------
                                                                           137,045
                                                                      ------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         2,333    Molinos Rio de la Plata S.A. (Class B)*...........         8,307
                                                                      ------------
                  MULTI-INDUSTRY
        22,990    Perez Companc S.A. (Class B)......................       161,652
                                                                      ------------
                  OIL & GAS
         1,200    Transportadora de Gas del Sur S.A. (ADR)..........        14,700
         3,975    Yacimentos Petroliferos Fiscales S.A. (ADR).......       100,369
                                                                      ------------
                                                                           115,069
                                                                      ------------
                  REAL ESTATE
         6,500    Inversiones y Representaciones S.A................        20,869
                                                                      ------------
                  STEEL
        11,500    Siderca S.A. (Class A)............................        20,992
                                                                      ------------
                  TELECOMMUNICATIONS
           590    Telecom Argentina Stet - France Telecom S.A.
                    (ADR)...........................................        23,821
         1,300    Telefonica de Argentina S.A. (ADR)................        33,638
                                                                      ------------
                                                                            57,459
                                                                      ------------
                  TOTAL ARGENTINA...................................       521,393
                                                                      ------------
                  BRAZIL (13.4%)
                  BANKING
    11,690,292    Banco Bradesco S.A. (Pref.).......................        84,732
        60,000    Banco Itau S.A. (Pref.)...........................        25,989
                                                                      ------------
                                                                           110,721
                                                                      ------------
                  BREWERY
       274,000    Companhia Cervejaria Brahma (Conv. Pref.)*........       149,805
                                                                      ------------
                  BUILDING MATERIALS
        20,000    Companhia Cimento Portland Itau (Pref.)...........         7,026
                                                                      ------------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
        68,100    Brasmotor S.A. (Pref.)............................        18,911
                                                                      ------------

SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  INVESTMENT COMPANIES
         2,700    Brazil Fund, Inc..................................  $     60,075
                                                                      ------------
                  METALS & MINING
     1,800,000    Companhia Siderurgica Nacional....................        51,112
         6,600    Companhia Vale do Rio Doce S.A. (ADR).............       127,462
         5,000    Companhia Vale do Rio Doce S.A. (Pref.)...........        96,256
                                                                      ------------
                                                                           274,830
                                                                      ------------
                  MULTI-INDUSTRY
        63,000    Itausa Investimentos Itau S.A. (Pref.)............        47,300
                                                                      ------------
                  OIL & GAS
       937,000    Petroleo Brasileiro S.A. (Pref.)..................       149,267
                                                                      ------------
                  PAPER & FOREST PRODUCTS
         8,000    Industrias Klabin de Papel e Celulose S.A.
                    (Pref.).........................................         7,392
                                                                      ------------
                  STEEL & IRON
    20,000,000    Usinas Siderurgicas de Minas Gerais S.A.
                    (Pref.).........................................        20,406
                                                                      ------------
                  TELECOMMUNICATIONS
        10,870    Telecomunicacoes Brasileiras S.A. (ADR)...........       831,555
        13,285    Telecomunicacoes de Sao Paulo S.A.................         2,872
       310,000    Telecomunicacoes de Sao Paulo S.A. (Pref.)*.......        67,138
                                                                      ------------
                                                                           901,565
                                                                      ------------
                  TEXTILES
        30,000    Companhia de Tecidos Norte de Minas (Pref.).......         9,576
                                                                      ------------
                  UTILITIES - ELECTRIC
        10,065    Centrais Electricas Brasileiras S.A. (ADR)........       179,283
       450,000    Centrais Electricas Brasileiras S.A. (Pref.)......       167,196
         5,675    Companhia Energetica de Minas Gerais S.A. (Pref.)
                    (ADR)*..........................................       192,595
        40,000    Light Participacoes S.A...........................         9,703
                                                                      ------------
                                                                           548,777
                                                                      ------------
                  TOTAL BRAZIL......................................     2,305,651
                                                                      ------------
                  CHILE (5.1%)
                  BANKS
         2,100    Banco BHIF (ADR)*.................................        34,387
                                                                      ------------
                  CHEMICALS
         2,050    Sociedad Quimica y Minera de Chile S.A. (ADR).....       110,956
                                                                      ------------

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         3,540    Embotelladora Andina S.A. (ADR)...................  $    107,970
         2,425    Santa Isabel S.A. (ADR)*..........................        54,866
                                                                      ------------
                                                                           162,836
                                                                      ------------
                  INVESTMENT COMPANIES
         2,810    Genesis Chile Fund Ltd............................       102,214
        56,850    The Five Arrows Chile Investment Fund Ltd.........       156,622
                                                                      ------------
                                                                           258,836
                                                                      ------------
                  MULTI-INDUSTRY
         2,150    Madeco S.A. (ADR).................................        52,137
                                                                      ------------
                  TELECOMMUNICATIONS
         1,510    Compania de Telecommunicaciones de Chile S.A.
                    (ADR)...........................................       152,699
                                                                      ------------
                  UTILITIES - ELECTRIC
           540    Chilgener S.A. (ADR)..............................        11,272
         3,530    Enersis S.A. (ADR)................................        97,958
                                                                      ------------
                                                                           109,230
                                                                      ------------
                  TOTAL CHILE.......................................       881,081
                                                                      ------------
                  COLOMBIA (1.0%)
                  BANKING
         8,600    Banco Industrial Colombiano S.A. (ADR)............       176,300
                                                                      ------------
                  CZECH REPUBLIC (0.7%)
                  BANKING
         1,000    Komercni Banka AS (GDR)* - 144A**.................        27,250
                                                                      ------------
                  TELECOMMUNICATIONS
           194    SPT Telecom AS*...................................        24,152
                                                                      ------------
                  TOBACCO
           305    Tabak AS..........................................        76,816
                                                                      ------------
                  TOTAL CZECH REPUBLIC..............................       128,218
                                                                      ------------
                  HONG KONG (5.6%)
                  COMMERCIAL SERVICES
        82,000    Cosco Pacific Ltd.................................        95,423
                                                                      ------------
                  CONGLOMERATES
        45,000    Citic Pacific, Ltd................................       261,249
       274,000    Guangzhou Investments Co., Ltd....................       131,084
        23,000    Hutchison Whampoa, Ltd.*..........................       180,663
        29,000    Shanghai Industrial Holdings, Ltd.*...............       105,741
                                                                      ------------
                                                                           678,737
                                                                      ------------
SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  REAL ESTATE
        14,000    Cheung Kong (Holdings) Ltd........................  $    124,450
        10,600    New World Development Co., Ltd....................        71,612
                                                                      ------------
                                                                           196,062
                                                                      ------------
                  TOTAL HONG KONG...................................       970,222
                                                                      ------------
                  HUNGARY (0.7%)
                  OIL & GAS
         5,000    Mol Magyar Olaj-Es Gazipari R.T. (GDR)* -
                    144A**..........................................        61,500
                                                                      ------------
                  PHARMACEUTICALS
           980    Gedeon Richter R.T. (GDR)* - 144A**...............        56,840
                                                                      ------------
                  TOTAL HUNGARY.....................................       118,340
                                                                      ------------
                  INDIA (4.1%)
                  BANKS
        10,300    State Bank of India (GDR)*........................       180,250
                                                                      ------------
                  BUILDING & CONSTRUCTION
         7,800    Larsen & Toubro Ltd. (GDR)........................       113,100
                                                                      ------------
                  FINANCIAL SERVICES
         5,025    Hindalco Industries Ltd. (GDR)*...................       123,112
                                                                      ------------
                  INDUSTRIALS
      $ 59,000    Mahindra & Mahindra Ltd. - 144A**5.00% due
                    07/09/01 (Conv.)................................        61,213
                                                                      ------------
                  UTILITIES - ELECTRIC
        10,700    BSES Ltd. (GDR)...................................       219,350
                                                                      ------------
                  TOTAL INDIA.......................................       697,025
                                                                      ------------
                  INDONESIA (4.2%)
                  BANKING
       295,250    PT Bank Internasional Indonesia...................       290,748
                                                                      ------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        42,000    PT Gudang Garam...................................       181,448
        42,000    PT London Sumatra Indonesia*......................       111,182
                                                                      ------------
                                                                           292,630
                                                                      ------------
                  TELECOMMUNICATIONS
        80,000    PT Telekomunikasi (ADR)...........................       138,077
                                                                      ------------
                  TOTAL INDONESIA...................................       721,455
                                                                      ------------
                  LUXEMBOURG (0.3%)
                  BANKS
         3,000    OTP Bank R.T. (GDR)*..............................        53,250
                                                                      ------------
                  MALAYSIA (16.7%)
                  AUTOMOTIVE
         7,000    Edaran Otomobil Nasional Berhad...................        70,000
                                                                      ------------

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  BANKING
        55,000    Commerce Asset Holdings Berhad....................  $    413,861
        79,000    DCB Holdings Berhad...............................       270,634
                                                                      ------------
                                                                           684,495
                                                                      ------------
                  CONGLOMERATES
        47,000    Gadek Berhad......................................       377,861
         7,000    Gadek Berhad (Warrants due 12/19/00)*.............        26,614
       128,000    Hicom Holdings Berhad.............................       367,525
         6,500    Hicom Holdings Berhad (Warrants due 12/18/00)*....         8,341
        38,000    United Engineers (Malaysia) Berhad Ltd............       343,129
                                                                      ------------
                                                                         1,123,470
                                                                      ------------
                  ENTERTAINMENT/GAMING & LODGING
        21,000    Genting Berhad....................................       144,713
                                                                      ------------
                  PUBLISHING
        68,000    New Straits Times Press Berhad....................       393,188
                                                                      ------------
                  RETAIL
       100,000    Larut Consolidated Berhad.........................       140,990
         3,000    Prime Utilities Berhad (Warrants due 03/11/01)*...         6,891
                                                                      ------------
                                                                           147,881
                                                                      ------------
                  TELECOMMUNICATIONS
        36,000    Telekom Malaysia Berhad...........................       320,792
                                                                      ------------
                  TOTAL MALAYSIA....................................     2,884,539
                                                                      ------------
                  MEXICO (11.1%)
                  BUILDING & CONSTRUCTION
         3,380    Empresas ICA Sociedad Controladora S.A. de C.V.
                    (ADR)*..........................................        49,432
        14,600    Grupo Cementos de Chihuahua S.A. de C.V. (B
                    Shares)*........................................        16,924
                                                                      ------------
                                                                            66,356
                                                                      ------------
                  BUILDING MATERIALS
        11,200    Apasco S.A. de C.V................................        76,703
        44,060    Cemex S.A. de C.V. (B Shares).....................       172,105
                                                                      ------------
                                                                           248,808
                                                                      ------------
                  CONGLOMERATES
        11,200    DESC S.A. de C.V. (Series B)......................        61,078
        25,600    Grupo Carso S.A. de C.V. (Series A1)*.............       135,386
        45,701    Grupo Industria Alfa S.A. de C.V. (A Shares)......       211,552
                                                                      ------------
                                                                           408,016
                                                                      ------------
SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  CONSUMER PRODUCTS
         9,130    Kimberly-Clark de Mexico S.A. de C.V. (A
                    Shares).........................................  $    180,053
                                                                      ------------
                  FINANCIAL SERVICES
        24,424    Grupo Financiero Inbursa S.A. de C.V. (B
                    Shares).........................................        83,323
                                                                      ------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
           600    Coca Cola FEMSA S.A. de C.V. (ADR)................        17,325
         3,300    Empresas la Moderna S.A. de C.V. (ADR)............        65,175
        13,900    Fomento Economico Mexicano S.A. de C.V. (B
                    Shares).........................................        47,597
        11,800    Grupo Industrial Bimbo S.A. de C.V. (Series A)....        68,914
         7,400    Grupo Modelo S.A. de C.V. (Series C)..............        42,889
         1,400    Panamerican Beverages, Inc. (Class A).............        65,625
                                                                      ------------
                                                                           307,525
                                                                      ------------
                  MEDIA GROUP
         3,720    Grupo Televisa S.A. (GDR)*........................        95,325
                                                                      ------------
                  RETAIL
       108,000    Cifra S.A. de C.V. (C Shares)*....................       131,490
                                                                      ------------
                  STEEL & IRON
         4,800    Tubos de Acero de Mexico S.A. de C.V. (ADR)*......        76,200
                                                                      ------------
                  TELECOMMUNICATIONS
         9,700    Telefonos de Mexico S.A. de C.V. (Series L)
                    (ADR)...........................................       320,100
                                                                      ------------
                  TOTAL MEXICO......................................     1,917,196
                                                                      ------------
                  PERU (2.4%)
                  BREWERY
        61,732    Cerveceria Backus & Johnston S.A..................        53,238
                                                                      ------------
                  BUILDING MATERIALS
        40,500    Cementos Lima S.A.................................        59,299
                                                                      ------------
                  FINANCIAL SERVICES
         4,182    Credicorp Ltd.....................................        77,367
                                                                      ------------
                  METALS & MINING
         4,376    Compania de Minas Buenaventura S.A. (A Shares)....        31,868
         2,260    Compania de Minas Buenaventura S.A. (ADR)*........        38,137
           544    Compania de Minas Buenaventura S.A. (B Shares)....         4,493
                                                                      ------------
                                                                            74,498
                                                                      ------------

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  TELECOMMUNICATIONS
         4,500    CPT Telefonica del Peru S.A. (ADR)................  $     84,938
        37,500    CPT Telefonica del Peru S.A. (B Shares)...........        69,854
                                                                      ------------
                                                                           154,792
                                                                      ------------
                  TOTAL PERU........................................       419,194
                                                                      ------------
                  PHILIPPINES (4.1%)
                  BANKS
        43,000    Bank of the Philippine Islands....................       260,358
                                                                      ------------
                  FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        45,900    San Miguel Corp. (Class B)........................       202,757
                                                                      ------------
                  UTILITIES - ELECTRIC
        29,110    Manila Electric Co. (B Shares)....................       238,334
                                                                      ------------
                  TOTAL PHILIPPINES.................................       701,449
                                                                      ------------
                  POLAND (2.5%)
                  BANKS
         3,684    Bank Rozwoju Eksportu S.A.........................       110,515
                                                                      ------------
                  CONGLOMERATES
        12,030    Elektrim Spolka Ackyjna S.A.......................       109,104
                                                                      ------------
                  INVESTMENT COMPANIES
         4,150    Powszechne Swiadectwo Udzialowe...................       206,284
                                                                      ------------
                  TOTAL POLAND......................................       425,903
                                                                      ------------
                  PORTUGAL (1.6%)
                  BUILDING & CONSTRUCTION
         1,300    Sociedade de Construcoes Soares de Costa S.A......        15,246
                                                                      ------------
                  BUILDING MATERIALS
         2,940    Cimentos de Portugal S.A..........................        63,274
                                                                      ------------
                  FOREST PRODUCTS, PAPER & PACKAGING
         9,000    Portucel Industrial Empresa S.A...................        52,225
                                                                      ------------
                  INVESTMENT COMPANIES
         2,300    Sonae Investimentos Sociedade Gestora de
                    Participacoes Sociais S.A.......................        72,811
                                                                      ------------
                  TELECOMMUNICATIONS
         2,550    Portugal Telecom S.A..............................        72,669
                                                                      ------------
                  TOTAL PORTUGAL....................................       276,225
                                                                      ------------
                  RUSSIA (2.2%)
                  GAS
         2,000    Gazprom (ADR) - 144A**............................        35,350
                                                                      ------------
                  TELECOMMUNICATIONS
             4    Rostelecom (RDC) - 144A**.........................        93,400
                                                                      ------------
SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  OIL & GAS
         2,460    Lukoil Holding Co. (ADR) - 144A**.................  $    114,082
             1    Megionnefte Gai (RDC) - 144A**....................        32,000
                                                                      ------------
                                                                           146,082
                                                                      ------------
                  UTILITIES - ELECTRIC
         3,500    Mosenergo (ADR) - 144A**..........................       105,875
                                                                      ------------
                  TOTAL RUSSIA......................................       380,707
                                                                      ------------
                  SOUTH KOREA (4.0%)
                  STEEL & IRON
        13,500    Pohang Iron & Steel Co., Ltd. (ADR)...............       273,375
                                                                      ------------
                  UTILITIES - ELECTRIC
        20,600    Korea Electric Power Corp. (ADR)..................       419,725
                                                                      ------------
                  TOTAL SOUTH KOREA.................................       693,100
                                                                      ------------
                  TAIWAN (4.5%)
                  COMPUTERS
        14,000    Acer Inc. (GDR)...................................       127,400
                                                                      ------------
                  ELECTRONIC & ELECTRICAL EQUIPMENT
      $ 60,000    United Microelectronics Corp., Ltd. - 144A** 1.25%
                    due 06/08/04 (Conv.)............................        84,000
                                                                      ------------
                  INDUSTRIALS
      $ 30,000    Far Eastern Department Stores 3.00% due 07/06/01
                    (Conv.).........................................        31,575
                                                                      ------------
                  INVESTMENT COMPANIES
        25,400    ROC Taiwan Fund...................................       260,350
        12,100    The Taiwan Index Fund Ltd.........................       151,250
                                                                      ------------
                                                                           411,600
                                                                      ------------
                  STEEL & IRON
         6,027    China Steel Corp. (GDS)...........................       117,527
                                                                      ------------
                  TOTAL TAIWAN......................................       772,102
                                                                      ------------
                  THAILAND (2.2%)
                  BANKING
        14,000    Bangkok Bank PCL..................................       135,376
                                                                      ------------
                  OIL RELATED
        16,200    PTT Exploration & Production PCL..................       233,712
                                                                      ------------
                  TOTAL THAILAND....................................       369,088
                                                                      ------------
                  TURKEY (2.8%)
                  BANKING
     3,082,000    Turkiye Garanti Bankasi A.S.......................       139,444
                                                                      ------------
                  FINANCIAL SERVICES
     2,340,000    Aksigorta.........................................        69,141
                                                                      ------------
                  HOUSEHOLD APPLIANCES
       710,000    Arcelik A.S.......................................        72,115
                                                                      ------------

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  INDUSTRIALS
       220,000    Kordsa Kord Bezi Sanayi Ve Ticaret A.S............  $     88,366
                                                                      ------------
                  RETAIL
        82,000    Migros Turk T.A.S.................................       100,323
                                                                      ------------
                  TELECOMMUNICATIONS
        31,000    Netas Northern Elektrik Telekomunik A.S...........         7,013
                                                                      ------------
                  TOTAL TURKEY......................................       476,402
                                                                      ------------
                  VENEZUELA (1.0%)
                  TELECOMMUNICATIONS
         6,300    Compania Anonima Nacional Telefonos de Venezuela
                    (ADR)*..........................................       177,188
                                                                      ------------
SHARES/PRINCIPAL
     AMOUNT                                                              VALUE
----------------                                                      ------------
                  VIETNAM (0.1%)
                  INVESTMENT COMPANIES
         1,800    Lazard Vietnam Fund Ltd...........................  $     15,750
                                                                      ------------

TOTAL COMMON AND PREFERRED STOCKS, CONVERTIBLE BONDS
  AND WARRANTS (IDENTIFIED COST $14,712,682) (a)......        93.3  %   16,081,778
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES........         6.7       1,158,413
                                                            ------    ------------
NET ASSETS............................................       100.0  % $ 17,240,191
                                                            ------    ------------
                                                            ------    ------------
--------------------
 ADR   AMERICAN DEPOSITORY RECEIPT.
 GDR   GLOBAL DEPOSITORY RECEIPT.
 GDS   GLOBAL DEPOSITORY SHARES.
 RDC   RUSSIAN DEPOSITORY CERTIFICATE.
  *    NON-INCOME PRODUCING SECURITY.
 **    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (A)   THE  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES
       IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION  IS
       $1,860,302  AND THE  AGGREGATE GROSS  UNREALIZED DEPRECIATION IS
       $491,206,  RESULTING   IN   NET   UNREALIZED   APPRECIATION   OF
       $1,369,096.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                           PERCENT OF
INDUSTRY                                                   VALUE           NET ASSETS
--------------------------------------------------      ------------      ------------
Automotive........................................      $     70,000              0.4 %
Banking...........................................         1,564,334              9.1
Banks.............................................           775,805              4.5
Brewery...........................................           203,043              1.2
Building & Construction...........................           194,702              1.1
Building Materials................................           378,407              2.2
Chemicals.........................................           110,956              0.6
Commercial Services...............................            95,423              0.6
Computers.........................................           127,400              0.8
Conglomerates.....................................         2,319,327             13.5
Consumer Products.................................           180,053              1.1
Electronic & Electrical Equipment.................           102,911              0.6
Entertainment/Gaming & Lodging....................           144,713              0.8
Financial Services................................           352,943              2.0
Food, Beverage, Tobacco & Household Products......           974,055              5.7
Forest Products, Paper & Packaging................            52,225              0.3
Gas...............................................            35,350              0.2
Household Appliances..............................            72,115              0.4

                                                                           PERCENT OF
INDUSTRY                                                   VALUE           NET ASSETS
--------------------------------------------------      ------------      ------------
Industrials.......................................      $    181,154              1.1 %
Investment Companies..............................         1,025,356              5.9
Media Group.......................................            95,325              0.6
Metals & Mining...................................           349,328              2.0
Multi-Industry....................................           261,089              1.5
Oil & Gas.........................................           471,918              2.7
Oil Related.......................................           233,712              1.4
Paper & Forest Products...........................             7,392              0.0
Pharmaceuticals...................................            56,840              0.3
Publishing........................................           393,188              2.3
Real Estate.......................................           216,931              1.3
Retail............................................           379,694              2.2
Steel.............................................            20,992              0.1
Steel & Iron......................................           487,508              2.8
Telecommunications................................         2,419,906             14.0
Textiles..........................................             9,576              0.1
Tobacco...........................................            76,816              0.4
Utilities - Electric..............................         1,641,291              9.5
                                                        ------------              ---
                                                        $ 16,081,778             93.3 %
                                                        ------------              ---
                                                        ------------              ---

----------------------------------------------------------------

                                                                           PERCENT OF
TYPE OF INVESTMENT                                         VALUE           NET ASSETS
--------------------------------------------------      ------------      ------------
Convertible Preferred Stocks......................      $    149,805              0.9 %
Convertible Bonds.................................           176,788              1.0
Common Stocks.....................................        14,819,556             86.0
Preferred Stocks..................................           893,784              5.2
Warrants..........................................            41,845              0.2
                                                        ------------              ---
                                                        $ 16,081,778             93.3 %
                                                        ------------              ---
                                                        ------------              ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                 NORTH
                                                AMERICAN
                                               GOVERNMENT    DIVERSIFIED
                                MONEY MARKET   SECURITIES       INCOME         BALANCED
                                ------------  ------------  --------------   ------------
ASSETS:
Investments in securities, at
  value *.....................  $ 87,453,698  $  4,373,398  $   30,218,484   $ 38,720,829
Cash..........................        22,283        37,270         420,440**       11,137
Receivable for:
  Investments sold............            --            --              --             --
  Shares of beneficial
    interest sold.............            --            --         798,988         11,383
  Dividends...................            --            --              --         23,090
  Dividends from affiliate....            --            --              --             --
  Interest....................        59,798        24,018         565,137        157,299
  Foreign withholding taxes
    reclaimed.................            --            --           2,522             --
  Compensated forward foreign
    currency contracts........            --            --          57,261             --
Unrealized appreciation on
  open forward foreign
  currency contracts..........            --            --          81,389             --
Prepaid expenses and other
  assets......................         2,176           669           1,511          2,833
Deferred organizational
  expenses....................         4,614         4,586           4,586          4,586
Receivable from affiliate.....            --         4,259              --             --
                                ------------  ------------  --------------   ------------
          TOTAL ASSETS........    87,542,569     4,444,200      32,150,318     38,931,157
                                ------------  ------------  --------------   ------------
LIABILITIES:
Payable for:
  Investments purchased.......            --       256,035              --             --
  Shares of beneficial
    interest repurchased......       483,550         1,065              98             --
  Investment management
    fees......................        35,577            --             205         19,599
Unrealized depreciation on
  open forward foreign
  currency contracts..........            --            --           8,166             --
Accrued expenses and other
  payables....................        21,753        15,392          22,651         18,530
                                ------------  ------------  --------------   ------------
          TOTAL LIABILITIES...       540,880       272,492          31,120         38,129
                                ------------  ------------  --------------   ------------
NET ASSETS:
Paid-in-capital...............    87,001,651     4,166,192      31,709,294     35,339,284
Accumulated undistributed net
  investment income...........            38        19,273         325,346         91,307
Accumulated undistributed net
  realized gain
  (accumulated net realized
  loss).......................            --        (9,080)        132,508        136,021
Net unrealized appreciation
  (depreciation)..............            --        (4,677)        (47,950)     3,326,416
                                ------------  ------------  --------------   ------------
          NET ASSETS..........  $ 87,001,689  $  4,171,708  $   32,119,198   $ 38,893,028
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------
*IDENTIFIED COST..............  $ 87,453,698  $  4,378,075  $   30,339,773   $ 35,394,413
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.................    87,001,651       413,653       3,111,428      2,975,352
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------
NET ASSET VALUE PER
  SHARE (unlimited authorized
  shares of $.01 par value)...         $1.00        $10.09          $10.32         $13.07
                                ------------  ------------  --------------   ------------
                                ------------  ------------  --------------   ------------
----------------
  **    Includes foreign cash of $135,368.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                              DIVIDEND    VALUE-ADDED                AMERICAN      GLOBAL     DEVELOPING
                                UTILITIES      GROWTH        MARKET    CORE EQUITY    VALUE        EQUITY       GROWTH
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
ASSETS:
Investments in securities, at
  value *..................... $ 36,360,590 $ 257,718,932 $ 76,160,232 $18,438,423 $121,173,681 $ 59,948,928 $ 61,031,422
Cash..........................           --            --           --         258           --           --           --
Receivable for:
  Investments sold............           --       201,218      689,505          --      591,258           --      408,730
  Shares of beneficial
    interest sold.............       10,049       166,575       63,202      15,009       47,964       46,338        1,856
  Dividends...................       81,286       642,210      107,242      15,490       48,660       37,959        5,187
  Dividends from affiliate....           --            --          451          --           --           --           --
  Interest....................       13,115           761           44          82          740          334           89
  Foreign withholding taxes
    reclaimed.................        1,852            --          105          --          802       11,052           --
  Compensated forward foreign
    currency contracts........           --            --           --          --           --           --           --
Unrealized appreciation on
  open forward foreign
  currency contracts..........           --            --           --          --           --        4,816           --
Prepaid expenses and other
  assets......................        1,758         9,181        4,176         697        4,037        1,192        3,892
Deferred organizational
  expenses....................        4,586         4,586        4,586       4,586        4,586        4,586        4,586
Receivable from affiliate.....           --            --           --          --           --           --           --
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
          TOTAL ASSETS........   36,473,236   258,743,463   77,029,543  18,474,545  121,871,728   60,055,205   61,455,762
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
LIABILITIES:
Payable for:
  Investments purchased.......           --       475,050    3,456,752     237,971      880,072      730,460      284,243
  Shares of beneficial
    interest repurchased......      761,590            --           --          53           --           --          168
  Investment management
    fees......................        6,902       139,342       31,732       4,531       65,150       50,248       26,190
Unrealized depreciation on
  open forward foreign
  currency contracts..........           --            --           --          --           --           --           --
Accrued expenses and other
  payables....................       18,661        28,204       24,579      17,179       22,675       28,097       25,163
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
          TOTAL LIABILITIES...      787,153       642,596    3,513,063     259,734      967,897      808,805      335,764
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
NET ASSETS:
Paid-in-capital...............   32,891,040   221,928,063   65,322,059  16,327,183  108,576,771   55,323,505   56,684,825
Accumulated undistributed net
  investment income...........      100,389       503,590      103,153      12,380       25,801       10,246           --
Accumulated undistributed net
  realized gain
  (accumulated net realized
  loss).......................      (34,414)    13,578,447      214,734      91,577    2,972,698     (738,555)   (1,994,635)
Net unrealized appreciation
  (depreciation)..............    2,729,068    22,090,767    7,876,534   1,783,671    9,328,561    4,651,204    6,429,808
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
          NET ASSETS.......... $ 35,686,083 $ 258,100,867 $ 73,516,480 $18,214,811 $120,903,831 $ 59,246,400 $ 61,119,998
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
*IDENTIFIED COST.............. $ 33,631,522 $ 235,628,165 $ 68,283,698 $16,654,752 $111,845,120 $ 55,298,450 $ 54,601,614
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.................    2,757,570    15,692,762    5,190,715   1,344,734    7,900,740    4,911,691    3,620,377
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
NET ASSET VALUE PER
  SHARE (unlimited authorized
  shares of $.01 par value)...       $12.94        $16.45       $14.16      $13.55       $15.30       $12.06       $16.88
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------
                               ------------ ------------- ------------ ----------- ------------ ------------ ------------

                                  EMERGING
                                  MARKETS
                                ------------
ASSETS:
Investments in securities, at
  value *.....................  $ 16,081,778
Cash..........................     1,286,040
Receivable for:
  Investments sold............        32,955
  Shares of beneficial
    interest sold.............         2,974
  Dividends...................        22,149
  Dividends from affiliate....            --
  Interest....................         2,315
  Foreign withholding taxes
    reclaimed.................            --
  Compensated forward foreign
    currency contracts........            --
Unrealized appreciation on
  open forward foreign
  currency contracts..........            --
Prepaid expenses and other
  assets......................           823
Deferred organizational
  expenses....................         4,586
Receivable from affiliate.....        11,665
                                ------------
          TOTAL ASSETS........    17,445,285
                                ------------
LIABILITIES:
Payable for:
  Investments purchased.......       168,237
  Shares of beneficial
    interest repurchased......            51
  Investment management
    fees......................            --
Unrealized depreciation on
  open forward foreign
  currency contracts..........            --
Accrued expenses and other
  payables....................        36,806
                                ------------
          TOTAL LIABILITIES...       205,094
                                ------------
NET ASSETS:
Paid-in-capital...............    16,146,149
Accumulated undistributed net
  investment income...........        18,607
Accumulated undistributed net
  realized gain
  (accumulated net realized
  loss).......................      (293,466)
Net unrealized appreciation
  (depreciation)..............     1,368,901
                                ------------
          NET ASSETS..........  $ 17,240,191
                                ------------
                                ------------
*IDENTIFIED COST..............  $ 14,712,682
                                ------------
                                ------------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.................     1,539,182
                                ------------
                                ------------
NET ASSET VALUE PER
  SHARE (unlimited authorized
  shares of $.01 par value)...        $11.20
                                ------------
                                ------------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                 NORTH
                                               AMERICAN
                                   MONEY      GOVERNMENT    DIVERSIFIED
                                  MARKET      SECURITIES      INCOME       BALANCED
                                -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  INCOME
   Interest...................  $ 3,300,148   $  173,256    $ 1,728,770*  $   629,967
   Dividends from
     affiliates...............           --           --             --            --
   Dividends..................           --           --             --       233,582*
                                -----------   -----------   -----------   -----------
          TOTAL INCOME........    3,300,148      173,256      1,728,770       863,549
                                -----------   -----------   -----------   -----------
  EXPENSES
   Investment management
     fee......................      300,043       18,765         77,064       199,407
   Transfer agent fees and
     expenses.................          917          917            917           917
   Shareholder reports and
     notices..................       16,605          342          4,252         7,143
   S&P license fees...........           --           --             --            --
   Professional fees..........       15,495       16,904         16,888        15,854
   Trustees' fees and
     expenses.................        2,493           --            539           542
   Custodian fees.............       12,873        1,862         28,910        11,205
   Organizational expenses....        1,583        1,610          1,610         1,610
   Other......................          854        1,480          6,308         2,140
                                -----------   -----------   -----------   -----------
          TOTAL EXPENSES......      350,863       41,880        136,488       238,818
          LESS: AMOUNTS
      REIMBURSED/WAIVED.......      (11,717)     (27,395)       (40,158)     (108,046)
                                -----------   -----------   -----------   -----------
          NET EXPENSES........      339,146       14,485         96,330       130,772
                                -----------   -----------   -----------   -----------
            NET INVESTMENT
               INCOME.........    2,961,002      158,771      1,632,440       732,777
                                -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
   Net realized gain (loss)
     on:
     Investments..............           --       (8,538)       133,672       165,198
     Foreign exchange
       transactions...........           --           --         89,008            --
                                -----------   -----------   -----------   -----------
          NET GAIN (LOSS).....           --       (8,538)       222,680       165,198
                                -----------   -----------   -----------   -----------
    Net change in unrealized
     appreciation/depreciation
      on:
      Investments.............           --      (11,739)      (161,969)    2,556,189
      Translation of forward
        foreign currency
        contracts, other
        assets and liabilities
        denominated in foreign
        currencies............           --           --         76,279            --
                                -----------   -----------   -----------   -----------
          NET APPRECIATION
            (DEPRECIATION)....           --      (11,739)       (85,690)    2,556,189
                                -----------   -----------   -----------   -----------
          NET GAIN (LOSS).....           --      (20,277)       136,990     2,721,387
                                -----------   -----------   -----------   -----------
            NET INCREASE......  $ 2,961,002   $  138,494    $ 1,769,430   $ 3,454,164
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------
----------------
  *    Net of foreign withholding tax of $14,617, $106, $20,416, $2,954, $777,
       $2,724, $42,570, $329 and $19,523, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                           DIVIDEND    VALUE-ADDED   CORE    AMERICAN    GLOBAL    DEVELOPING EMERGING
                               UTILITIES    GROWTH      MARKET     EQUITY      VALUE     EQUITY     GROWTH     MARKETS
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
INVESTMENT INCOME:
  INCOME
   Interest................... $ 171,347  $   227,817  $ 176,387  $  22,851  $ 383,053  $ 252,165  $ 208,368  $  66,716
   Dividends from
     affiliates...............        --           --      1,474         --         --         --         --         --
   Dividends..................   952,484*   4,832,574    924,001*    88,674*   582,390*   492,343*    43,302*   152,587*
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
          TOTAL INCOME........ 1,123,831    5,060,391  1,101,862    111,525    965,443    744,508    251,670    219,303
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
  EXPENSES
   Investment management
     fee......................   184,447    1,015,687    236,115     79,428    490,484    383,855    197,326    142,475
   Transfer agent fees and
     expenses.................       917          917        917        917        917        917        917        917
   Shareholder reports and
     notices..................     6,524       30,661      9,521      2,169     17,388      9,057      8,049      4,914
   S&P license fees...........        --           --     10,032         --         --         --         --         --
   Professional fees..........    16,061       18,674     16,068     16,467     16,516     17,878     16,553     17,482
   Trustees' fees and
     expenses.................       936        3,783      1,379         95      2,068        976      1,095        119
   Custodian fees.............    14,307       15,057     28,169     12,712     24,858     52,200     43,030     61,377
   Organizational expenses....     1,610        1,610      1,610      1,610      1,610      1,610      1,610      1,610
   Other......................     1,850          729        704        685      1,570     13,900        722      1,482
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
          TOTAL EXPENSES......   226,652    1,087,118    304,515    114,083    555,411    480,393    269,302    230,376
          LESS: AMOUNTS
      REIMBURSED/WAIVED.......   (84,769)          --    (39,503)   (68,743)   (16,539)  (204,845)   (41,344)  (173,194)
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
          NET EXPENSES........   141,883    1,087,118    265,012     45,340    538,872    275,548    227,958     57,182
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
            NET INVESTMENT
               INCOME.........   981,948    3,973,273    836,850     66,185    426,571    468,960     23,712    162,121
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
   Net realized gain (loss)
     on:
     Investments..............   (34,414)  13,581,202    214,733     92,662  3,030,863   (693,720) (1,972,014)  (213,045)
     Foreign exchange
       transactions...........        --           --         --         --        (42)     1,102         --     (3,374)
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
          NET GAIN (LOSS).....   (34,414)  13,581,202    214,733     92,662  3,030,821   (692,618) (1,972,014)  (216,419)
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
    Net change in unrealized
     appreciation/depreciation
      on:
      Investments............. 1,420,438   15,794,035  6,697,183  1,698,937  6,446,354  4,064,928  4,927,547  1,352,740
      Translation of forward
        foreign currency
        contracts, other
        assets and liabilities
        denominated in foreign
        currencies............        --           --         --         --         --        773         --        377
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
          NET APPRECIATION
            (DEPRECIATION).... 1,420,438   15,794,035  6,697,183  1,698,937  6,446,354  4,065,701  4,927,547  1,353,117
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
          NET GAIN (LOSS)..... 1,386,024   29,375,237  6,911,916  1,791,599  9,477,175  3,373,083  2,955,533  1,136,698
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
            NET INCREASE...... $2,367,972 $33,348,510  $7,748,766 $1,857,784 $9,903,746 $3,842,043 $2,979,245 $1,298,819
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
                               ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31

                                                              NORTH AMERICAN GOVERNMENT
                                       MONEY MARKET                  SECURITIES
                                ---------------------------  ---------------------------
                                    1996           1995          1996           1995
                                -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
 Operations:
    Net investment income.....  $   2,961,002  $    882,216  $     158,771  $     32,639
    Net realized gain
      (loss)..................             --            --         (8,538)         (542)
    Net change in unrealized
  appreciation/depreciation...             --            --        (11,739)        7,062
                                -------------  ------------  -------------  ------------
        Net increase..........      2,961,002       882,216        138,494        39,159
                                -------------  ------------  -------------  ------------
  Dividends and distributions
    from:
    Net investment income.....     (2,960,990)     (882,190)      (144,983)      (27,649)
    Net realized gain.........             --            --             --            --
                                -------------  ------------  -------------  ------------
        Total.................     (2,960,990)     (882,190)      (144,983)      (27,649)
                                -------------  ------------  -------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...     78,840,405    48,812,289      3,289,914     1,470,457
    Reinvestment of dividends
      and distributions.......      2,960,989       882,190        144,983        27,649
    Cost of shares
      repurchased.............    (36,888,754)   (8,839,415)      (544,380)     (344,429)
                                -------------  ------------  -------------  ------------
        Net increase..........     44,912,640    40,855,064      2,890,517     1,153,677
                                -------------  ------------  -------------  ------------
        Total increase........     44,912,652    40,855,090      2,884,028     1,165,187
NET ASSETS:
 Beginning of period..........     42,089,037     1,233,947      1,287,680       122,493
                                -------------  ------------  -------------  ------------
  END OF PERIOD...............  $  87,001,689  $ 42,089,037  $   4,171,708  $  1,287,680
                                -------------  ------------  -------------  ------------
                                -------------  ------------  -------------  ------------
 Undistributed net investment
  income......................  $          38  $         26  $      19,273  $      5,485
                                -------------  ------------  -------------  ------------
                                -------------  ------------  -------------  ------------
SHARES ISSUED AND REPURCHASED:
 Sold.........................     78,840,405    48,812,289        326,740       145,744
 Issued in reinvestment of
   dividends and
   distributions..............      2,960,989       882,190         14,475         2,744
 Repurchased..................    (36,888,754)   (8,839,415)       (54,111)      (34,139)
                                -------------  ------------  -------------  ------------
  Net increase................     44,912,640    40,855,064        287,104       114,349
                                -------------  ------------  -------------  ------------
                                -------------  ------------  -------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------

                                  DIVERSIFIED INCOME               BALANCED                   UTILITIES
                               -------------------------  --------------------------  --------------------------
                                   1996         1995          1996          1995          1996          1995
                               ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
 Operations:
    Net investment income..... $  1,632,440  $   230,744  $    732,777  $    233,569  $    981,948  $    236,601
    Net realized gain
      (loss)..................      222,680       22,350       165,198       112,736       (34,414)       20,650
    Net change in unrealized
  appreciation/depreciation...      (85,690)      37,740     2,556,189       770,654     1,420,438     1,308,922
                               ------------  -----------  ------------  ------------  ------------  ------------
        Net increase..........    1,769,430      290,834     3,454,164     1,116,959     2,367,972     1,566,173
                               ------------  -----------  ------------  ------------  ------------  ------------
  Dividends and distributions
    from:
    Net investment income.....   (1,475,700)    (155,118)     (689,333)     (188,705)     (940,692)     (179,128)
    Net realized gain.........      (20,718)          --      (141,913)           --       (20,650)           --
                               ------------  -----------  ------------  ------------  ------------  ------------
        Total.................   (1,496,418)    (155,118)     (831,246)     (188,705)     (961,342)     (179,128)
                               ------------  -----------  ------------  ------------  ------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...   27,898,560   10,018,159    28,026,839    15,835,264    23,406,556    17,486,045
    Reinvestment of dividends
      and distributions.......    1,496,418      155,118       831,246       188,705       961,342       179,128
    Cost of shares
      repurchased.............   (6,520,785)  (1,739,300)   (8,899,367)   (1,436,358)   (8,047,676)   (1,590,907)
                               ------------  -----------  ------------  ------------  ------------  ------------
        Net increase..........   22,874,193    8,433,977    19,958,718    14,587,611    16,320,222    16,074,266
                               ------------  -----------  ------------  ------------  ------------  ------------
        Total increase........   23,147,205    8,569,693    22,581,636    15,515,865    17,726,852    17,461,311
NET ASSETS:
 Beginning of period..........    8,971,993      402,300    16,311,392       795,527    17,959,231       497,920
                               ------------  -----------  ------------  ------------  ------------  ------------
  END OF PERIOD............... $ 32,119,198  $ 8,971,993  $ 38,893,028  $ 16,311,392  $ 35,686,083  $ 17,959,231
                               ------------  -----------  ------------  ------------  ------------  ------------
                               ------------  -----------  ------------  ------------  ------------  ------------
 Undistributed net investment
  income...................... $    325,346  $    80,298  $     91,307  $     47,863  $    100,389  $     59,133
                               ------------  -----------  ------------  ------------  ------------  ------------
                               ------------  -----------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
 Sold.........................    2,726,316      994,906     2,258,138     1,408,020     1,865,091     1,534,125
 Issued in reinvestment of
   dividends and
   distributions..............      146,667       15,447        66,953        16,807        76,796        15,750
 Repurchased..................     (639,097)    (172,845)     (721,662)     (132,149)     (638,597)     (145,179)
                               ------------  -----------  ------------  ------------  ------------  ------------
  Net increase................    2,233,886      837,508     1,603,429     1,292,678     1,303,290     1,404,696
                               ------------  -----------  ------------  ------------  ------------  ------------
                               ------------  -----------  ------------  ------------  ------------  ------------

                                     DIVIDEND GROWTH
                               ---------------------------
                                   1996           1995
                               -------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
 Operations:
    Net investment income..... $   3,973,273  $    836,265
    Net realized gain
      (loss)..................    13,581,202       178,778
    Net change in unrealized
  appreciation/depreciation...    15,794,035     6,295,338
                               -------------  ------------
        Net increase..........    33,348,510     7,310,381
                               -------------  ------------
  Dividends and distributions
    from:
    Net investment income.....    (3,704,044)     (606,921)
    Net realized gain.........      (181,533)           --
                               -------------  ------------
        Total.................    (3,885,577)     (606,921)
                               -------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...   152,508,539    71,950,119
    Reinvestment of dividends
      and distributions.......     3,885,577       606,921
    Cost of shares
      repurchased.............    (6,450,410)   (1,943,986)
                               -------------  ------------
        Net increase..........   149,943,706    70,613,054
                               -------------  ------------
        Total increase........   179,406,639    77,316,514
NET ASSETS:
 Beginning of period..........    78,694,228     1,377,714
                               -------------  ------------
  END OF PERIOD............... $ 258,100,867  $ 78,694,228
                               -------------  ------------
                               -------------  ------------
 Undistributed net investment
  income...................... $     503,590  $    234,361
                               -------------  ------------
                               -------------  ------------
SHARES ISSUED AND REPURCHASED:
 Sold.........................    10,022,691     5,787,107
 Issued in reinvestment of
   dividends and
   distributions..............       254,031        48,577
 Repurchased..................      (394,437)     (163,343)
                               -------------  ------------
  Net increase................     9,882,285     5,672,341
                               -------------  ------------
                               -------------  ------------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31

                                   VALUE-ADDED MARKET            CORE EQUITY
                                -------------------------   ----------------------
                                   1996          1995          1996        1995
                                -----------  ------------   ----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS:
 Operations:
    Net investment income.....  $   836,850  $    218,803   $   66,185  $   28,578
    Net realized gain
      (loss)..................      214,733        24,656       92,662      25,262
    Net change in unrealized
  appreciation/depreciation...    6,697,183     1,177,215    1,698,937      84,734
                                -----------  ------------   ----------  ----------
        Net increase
          (decrease)..........    7,748,766     1,420,674    1,857,784     138,574
                                -----------  ------------   ----------  ----------
  Dividends and distributions
    from:
    Net investment income.....     (781,217)     (172,075)     (56,282)    (27,202)
    Net realized gain.........      (24,655)           --      (26,347)         --
    Paid-in-capital...........           --            --           --          --
                                -----------  ------------   ----------  ----------
        Total.................     (805,872)     (172,075)     (82,629)    (27,202)
                                -----------  ------------   ----------  ----------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...   42,917,521    23,041,372   15,980,007   3,676,375
    Reinvestment of dividends
      and distributions.......      805,872       172,075       82,629      27,202
    Cost of shares
      repurchased.............   (1,119,434)     (841,114)  (3,579,392)   (174,491)
                                -----------  ------------   ----------  ----------
        Net increase..........   42,603,959    22,372,333   12,483,244   3,529,086
                                -----------  ------------   ----------  ----------
        Total increase........   49,546,853    23,620,932   14,258,399   3,640,458
NET ASSETS:
 Beginning of period..........   23,969,627       348,695    3,956,412     315,954
                                -----------  ------------   ----------  ----------
  END OF PERIOD...............  $73,516,480  $ 23,969,627   $18,214,811 $3,956,412
                                -----------  ------------   ----------  ----------
                                -----------  ------------   ----------  ----------
 Undistributed net investment
  income......................  $   103,153  $     47,520   $   12,380  $    2,477
                                -----------  ------------   ----------  ----------
                                -----------  ------------   ----------  ----------
SHARES ISSUED AND REPURCHASED:
 Sold.........................    3,257,040     1,981,323    1,265,283     339,322
 Issued in reinvestment of
   dividends and
   distributions..............       60,960        14,750        6,625       2,604
 Repurchased..................      (85,436)      (73,159)    (284,554)    (15,991)
                                -----------  ------------   ----------  ----------
  Net increase................    3,232,564     1,922,914      987,354     325,935
                                -----------  ------------   ----------  ----------
                                -----------  ------------   ----------  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------

                                     AMERICAN VALUE              GLOBAL EQUITY             DEVELOPING GROWTH
                               --------------------------  --------------------------  --------------------------
                                   1996          1995          1996          1995          1996          1995
                               ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
 Operations:
    Net investment income..... $    426,571  $    219,613  $    468,960  $    163,567  $     23,712  $    101,922
    Net realized gain
      (loss)..................    3,030,821       313,562      (692,618)       (2,717)   (1,972,014)       18,572
    Net change in unrealized
  appreciation/depreciation...    6,446,354     2,867,922     4,065,701       586,787     4,927,547     1,499,356
                               ------------  ------------  ------------  ------------  ------------  ------------
        Net increase
          (decrease)..........    9,903,746     3,401,097     3,842,043       747,637     2,979,245     1,619,850
                               ------------  ------------  ------------  ------------  ------------  ------------
  Dividends and distributions
    from:
    Net investment income.....     (466,925)     (155,569)     (488,553)     (137,860)      (44,381)      (82,425)
    Net realized gain.........     (368,284)           --       (42,086)           --       (41,144)           --
    Paid-in-capital...........           --            --            --            --       (12,078)           --
                               ------------  ------------  ------------  ------------  ------------  ------------
        Total.................     (835,209)     (155,569)     (530,639)     (137,860)      (97,603)      (82,425)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...   79,809,158    34,805,828    46,445,852    16,594,816    53,395,835    18,068,892
    Reinvestment of dividends
      and distributions.......      835,209       155,569       530,639       137,860        97,603        82,425
    Cost of shares
      repurchased.............   (7,043,859)     (794,842)   (8,115,798)   (1,462,568)  (12,666,934)   (2,657,067)
                               ------------  ------------  ------------  ------------  ------------  ------------
        Net increase..........   73,600,508    34,166,555    38,860,693    15,270,108    40,826,504    15,494,250
                               ------------  ------------  ------------  ------------  ------------  ------------
        Total increase........   82,669,045    37,412,083    42,172,097    15,879,885    43,708,146    17,031,675
NET ASSETS:
 Beginning of period..........   38,234,786       822,703    17,074,303     1,194,418    17,411,852       380,177
                               ------------  ------------  ------------  ------------  ------------  ------------
  END OF PERIOD............... $120,903,831  $ 38,234,786  $ 59,246,400  $ 17,074,303  $ 61,119,998  $ 17,411,852
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
 Undistributed net investment
  income...................... $     25,801  $     66,197  $     10,246  $     28,778            --  $     20,669
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
 Sold.........................    5,549,567     2,757,922     4,014,156     1,558,946     3,224,490     1,316,995
 Issued in reinvestment of
   dividends and
   distributions..............       58,182        12,349        45,738        13,086         6,038         5,995
 Repurchased..................     (494,896)      (64,214)     (702,081)     (138,315)     (770,797)     (199,866)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Net increase................    5,112,853     2,706,057     3,357,813     1,433,717     2,459,731     1,123,124
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------

                                   EMERGING MARKETS
                               -------------------------
                                   1996         1995
                               ------------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
 Operations:
    Net investment income..... $    162,121  $    45,935
    Net realized gain
      (loss)..................     (216,419)     (79,386)
    Net change in unrealized
  appreciation/depreciation...    1,353,117       15,784
                               ------------  -----------
        Net increase
          (decrease)..........    1,298,819      (17,667)
                               ------------  -----------
  Dividends and distributions
    from:
    Net investment income.....     (149,041)     (39,505)
    Net realized gain.........           --           --
    Paid-in-capital...........           --           --
                               ------------  -----------
        Total.................     (149,041)     (39,505)
                               ------------  -----------
  Transactions in shares of
    beneficial interest:
    Net proceeds from sales...   13,447,515    3,782,735
    Reinvestment of dividends
      and distributions.......      149,041       39,505
    Cost of shares
      repurchased.............   (1,598,361)    (120,566)
                               ------------  -----------
        Net increase..........   11,998,195    3,701,674
                               ------------  -----------
        Total increase........   13,147,973    3,644,502
NET ASSETS:
 Beginning of period..........    4,092,218      447,716
                               ------------  -----------
  END OF PERIOD............... $ 17,240,191  $ 4,092,218
                               ------------  -----------
                               ------------  -----------
 Undistributed net investment
  income...................... $     18,607  $     6,298
                               ------------  -----------
                               ------------  -----------
SHARES ISSUED AND REPURCHASED:
 Sold.........................    1,248,927      386,160
 Issued in reinvestment of
   dividends and
   distributions..............       13,861        4,031
 Repurchased..................     (146,135)     (12,240)
                               ------------  -----------
  Net increase................    1,116,653      377,951
                               ------------  -----------
                               ------------  -----------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION AND ACCOUNTING POLICIES--Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund will only be sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

    The Fund, which consists of 12 separate portfolios ("Portfolios"), was organized on June 2, 1994 as a Massachusetts business trust and commenced operations on November 9, 1994. Subsequent to the date of this report an additional portfolio, the Mid-Cap Growth Portfolio, commenced operations.

    The   investment   objectives   of   each   Portfolio   are   as    follows:

    PORTFOLIO                                  INVESTMENT OBJECTIVE
  Money Market     Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
 North American    Seeks to earn a high level of current income while maintaining relatively
   Government      low volatility of principal by primarily investing in investment grade fixed
   Securities      income securities issued or guaranteed by the U.S., Canadian or Mexican governments.
   Diversified     Seeks, as a primary objective, to earn a high level of current income and,
     Income        as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed income securities.
    Balanced       Seeks to achieve high total return through a combination of income and capital appreciation by investing in a diversified portfolio of common stocks and investment grade fixed income securities.
    Utilities      Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed income securities of companies in the public utilities industry.
    Dividend       Seeks to provide reasonable current income and long-term growth of income
     Growth        and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
   Value-Added     Seeks to achieve a high level of total return on its assets through a
     Market        combination of capital appreciation and current income by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock
                   Price Index.
   Core Equity     Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
 American Value    Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be undervalued in the marketplace.
  Global Equity    Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
   Developing      Seeks long-term capital growth by investing primarily in common stocks of
     Growth        smaller and medium-sized companies that, in the opinion of the Investment
                   Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.
    Emerging       Seeks long-term capital appreciation by investing primarily in equity
     Markets       securities of companies in emerging market countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--Money Market: Securities are valued at amortized cost which approximates market value. All remaining Portfolios:
    (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager"), or (in the case of the North American Government Securities, Balanced, Core Equity and Emerging Markets Portfolios) by TCW Funds
    Management Inc. (the "Sub-Adviser"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange  rates prevailing at the  end of the period;  and
    (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    D. FORWARD FOREIGN CURRENCY CONTRACTS--Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    E. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    G. ORGANIZATIONAL EXPENSES--The Investment Manager paid the organizational expenses of approximately $96,000 ($8,000 for each respective Portfolio) which have been reimbursed for the full amount thereof, exclusive of amounts waived of approximately $22,000 ($1,833 for each respective Portfolio). Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

    H. EXPENSES--Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS--Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

PORTFOLIO                                 ANNUAL RATE   PORTFOLIO                                 ANNUAL RATE
---------------------------------------  -------------  ---------------------------------------  -------------
Money Market...........................       0.50 %    Value-Added Market.....................       0.50 %
North American Government Securities...       0.65      Core Equity............................       0.85
Diversified Income.....................       0.40      American Value.........................       0.625
Balanced...............................       0.75      Global Equity..........................       1.00
Utilities..............................       0.65      Developing Growth......................       0.50
Dividend Growth........................       0.625     Emerging Markets.......................       1.25

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the North American Government Securities, Balanced, Core Equity and Emerging Markets Portfolios with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

    At December 31, 1996, included in the Statements of Assets and Liabilities are receivables from affiliate which represent expense reimbursements due to the Fund. For the period January 1, 1996 through December 31, 1996, the Investment Manager waived the management fee and reimbursed expenses to the extent they exceeded 0.50% of daily net assets of the Portfolio or until such time as the respective Portfolio had $50 million of net assets, whichever occurred first.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 1996 were as follows:

                                                        U.S. GOVERNMENT SECURITIES                    OTHER
                                                      -------------------------------    --------------------------------
                                                       PURCHASES     SALES/MATURITIES     PURCHASES      SALES/MATURITIES
                                                      -----------    ----------------    ------------    ----------------
Money Market......................................    $47,022,214    $    45,136,750     $481,317,708    $   440,873,633
North American Government Securities..............      3,241,060          1,095,690          --               --
Diversified Income................................     10,890,183          4,303,813       18,887,243          7,673,943
Balanced..........................................     20,210,769         14,084,620       20,152,731          8,330,098
Utilities.........................................        --               --              19,680,747          3,810,230
Dividend Growth...................................        --               --             208,639,772         62,130,843
Value-Added Market................................        141,965          --              43,308,373          1,860,176
Core Equity.......................................        --               --              16,653,658          4,237,914
American Value....................................      8,650,033         10,079,530      230,874,459        160,114,588
Global Equity.....................................        182,115            134,182       48,954,792         20,698,125
Developing Growth.................................        --               --              89,022,630         52,883,707
Emerging Markets..................................        --               --              16,189,796          4,621,181

    For the year ended December 31, 1996, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the
Portfolios:

                        DIVIDEND     CORE      AMERICAN     GLOBAL    DEVELOPING
 BALANCED    UTILITIES   GROWTH     EQUITY       VALUE      EQUITY      GROWTH
-----------  ---------  ---------  ---------  -----------  ---------  -----------
 $   5,464   $  25,530  $ 173,213  $   4,616   $ 108,676   $  28,026   $  28,536
-----------  ---------  ---------  ---------  -----------  ---------  -----------
-----------  ---------  ---------  ---------  -----------  ---------  -----------

    Included at December 31, 1996 in the payable for investments purchased and receivable for investments sold were $475,050 and $201,218, respectively, for Dividend Growth and $0 and $153,403, respectively, for American Value for unsettled trades with DWR.

    Included in the aforementioned purchases of portfolio securities of Value-Added Market are purchases of Dean Witter Discover & Co., an affiliate of the Investment Manager, of $60,403. Included in the aforementioned purchases of portfolio securities of Utilities are purchases of Citizens Utilities Co., an affiliate of the Fund by virtue of a common Trustee, of $180,750.

    Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. FEDERAL INCOME TAX STATUS--At December 31, 1996, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                         AVAILABLE THROUGH DECEMBER 31,
                                                        ---------------------------------
                                                          2003        2004       TOTAL
                                                        ---------  ----------  ----------
North American Government Securities..................  $   1,000  $    7,000  $    8,000
Developing Growth.....................................         --   1,167,000   1,167,000
Emerging Markets......................................     13,000      75,000      88,000

    Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1996; North American Government Securities -- $1,000; Diversified Income -- $15,000; Utilities -- $162,000; Global Equity -- $861,000; Developing Growth -- $787,000; Emerging Markets -- $183,000.

    At   December   31,   1996,   the   primary   reason(s)   for    significant
temporary/permanent book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES
                                            --------------------------      PERMANENT
                                                             LOSS          DIFFERENCES
                                                           DEFERRALS    ------------------
                                            POST-OCTOBER   FROM WASH     FOREIGN CURRENCY
                                              LOSSES         SALES         GAINS/LOSSES
                                            -----------  -------------  ------------------
North American Government Securities......           -
Diversified Income........................           -             -                 -
Balanced..................................                         -
Utilities.................................           -             -
Dividend Growth...........................                         -
Core Equity...............................                         -
American Value............................                         -                 -
Global Equity.............................           -             -                 -
Developing Growth.........................           -             -
Emerging Markets..........................           -             -                 -

    Additionally, Diversified Income and Global Equity had temporary differences attributable to the mark-to-market of forward foreign currency exchange contracts and Global Equity and Emerging Markets had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs"). Emerging Markets had permanent differences attributable to tax adjustments on PFICs sold by the Portfolio.

    To reflect reclassifications arising from permanent book/tax differences for the year ended December 31, 1996, the following accounts were (charged) credited:

                                                                ACCUMULATED UNDISTRIBUTED
                                             ACCUMULATED              NET REALIZED
                                          UNDISTRIBUTED NET       GAIN/ACCUMULATED NET
                                          INVESTMENT INCOME           REALIZED LOSS
                                        ----------------------  -------------------------
Diversified Income....................        $   88,308                $ (88,308)
American Value........................               (42)                      42
Global Equity.........................             1,061                   (1,061)
Emerging Markets......................              (771)                     771

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    At December 31, 1996, the Global Equity Portfolio had an outstanding forward contract used to facilitate settlement of foreign currency denominated portfolio transactions and the Diversified Income Portfolio had outstanding forward contracts used to manage foreign currency exposure.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

    At December 31, 1996, Diversified Income's and Emerging Markets' cash balances consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., each Portfolio's custodian.

Dean Witter Select Dimensions Investment Series
Financial Highlights
        ----------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET               NET REALIZED                                              TOTAL
                            VALUE       NET            AND       TOTAL FROM                DISTRIBUTIONS  DIVIDENDS    NET ASSET
       YEAR ENDED         BEGINNING  INVESTMENT    UNREALIZED    INVESTMENT  DIVIDENDS TO       TO           AND       VALUE END
       DECEMBER 31        OF PERIOD    INCOME      GAIN (LOSS)   OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS OF PERIOD
      ------------        ---------  ----------   -------------  ----------  ------------  ------------  ------------  ----------
Money Market
1994 (a)                   $ 1.00      $0.01         --           $ 0.01       $(0.01)        --           $(0.01)       $ 1.00
1995                         1.00       0.06         --             0.06        (0.06)        --            (0.06)         1.00
1996                         1.00       0.05         --             0.05        (0.05)        --            (0.05)         1.00
North American Government Securities
1994 (a)                    10.00       0.06         --             0.06        (0.02)        --            (0.02)        10.04
1995                        10.04       0.53      $   0.11          0.64        (0.50)        --            (0.50)        10.18
1996                        10.18       0.52         (0.09)         0.43        (0.52)        --            (0.52)        10.09
Diversified Income
1994 (a)                    10.00       0.08         --             0.08        (0.03)        --            (0.03)        10.05
1995                        10.05       0.57          0.11          0.68        (0.51)        --            (0.51)        10.22
1996                        10.22       0.80          0.13          0.93        (0.82)       $(0.01)        (0.83)        10.32
Balanced
1994 (a)                    10.00       0.08         (0.02)         0.06        (0.02)        --            (0.02)        10.04
1995                        10.04       0.40          1.85          2.25        (0.40)        --            (0.40)        11.89
1996                        11.89       0.33          1.25          1.58        (0.33)        (0.07)        (0.40)        13.07
Utilities
1994 (a)                    10.00       0.07         --             0.07        (0.03)        --            (0.03)        10.04
1995                        10.04       0.45          2.30          2.75        (0.44)        --            (0.44)        12.35
1996                        12.35       0.43          0.60          1.03        (0.43)        (0.01)        (0.44)        12.94
Dividend Growth
1994 (a)                    10.00       0.08         (0.09)        (0.01)       (0.02)        --            (0.02)         9.97
1995                         9.97       0.36          3.57          3.93        (0.36)        --            (0.36)        13.54
1996                        13.54       0.34          2.94          3.28        (0.35)        (0.02)        (0.37)        16.45
Value-Added Market
1994 (a)                    10.00       0.06         (0.14)        (0.08)       (0.02)        --            (0.02)         9.90
1995                         9.90       0.31          2.34          2.65        (0.31)        --            (0.31)        12.24
1996                        12.24       0.23          1.93          2.16        (0.23)        (0.01)        (0.24)        14.16
Core Equity
1994 (a)                    10.00       0.07         --             0.07        (0.02)        --            (0.02)        10.05
1995                        10.05       0.26          1.05          1.31        (0.29)        --            (0.29)        11.07
1996                        11.07       0.08          2.52          2.60        (0.08)        (0.04)        (0.12)        13.55
American Value
1994 (a)                    10.00       0.06          0.01          0.07        (0.02)        --            (0.02)        10.05
1995                        10.05       0.21          3.66          3.87        (0.21)        --            (0.21)        13.71
1996                        13.71       0.08          1.68          1.76        (0.10)        (0.07)        (0.17)        15.30
Global Equity
1994 (a)                    10.00       0.07         (0.10)        (0.03)       (0.03)        --            (0.03)         9.94
1995                         9.94       0.29          1.05          1.34        (0.29)        --            (0.29)        10.99
1996                        10.99       0.15          1.10          1.25        (0.17)        (0.01)        (0.18)        12.06
Developing Growth
1994 (a)                    10.00       0.08          0.08          0.16        (0.03)        --            (0.03)        10.13
1995                        10.13       0.24          4.88          5.12        (0.25)        --            (0.25)        15.00
1996                        15.00       0.02          1.92          1.94        (0.04)**      (0.02)        (0.06)        16.88
Emerging Markets
1994 (a)                    10.00       0.06         --             0.06        (0.02)        --            (0.02)        10.04
1995                        10.04       0.29         (0.33)        (0.04)       (0.31)        --            (0.31)         9.69
1996                         9.69       0.16          1.51          1.67        (0.16)        --            (0.16)        11.20


                             TOTAL
       YEAR ENDED          INVESTMENT
       DECEMBER 31          RETURN+
      ------------         ----------
Money Market
1994 (a)                      0.76%(1)
1995                          6.10
1996                          5.07
North American Government
1994 (a)                      0.61(1)
1995                          6.40
1996                          4.35
Diversified Income
1994 (a)                      0.76(1)
1995                          6.96
1996                          9.54
Balanced
1994 (a)                      0.60(1)
1995                         22.86
1996                         13.54
Utilities
1994 (a)                      0.65(1)
1995                         28.05
1996                          8.48
Dividend Growth
1994 (a)                     (0.05) (1)
1995                         40.13
1996                         24.49
Value-Added Market
1994 (a)                     (0.76) (1)
1995                         27.14
1996                         17.78
Core Equity
1994 (a)                      0.67(1)
1995                         13.29
1996                         23.56
American Value
1994 (a)                      0.69(1)
1995                         38.95
1996                         12.95
Global Equity
1994 (a)                     (0.30) (1)
1995                         13.76
1996                         11.43
Developing Growth
1994 (a)                      1.58(1)
1995                         51.26
1996                         12.95
Emerging Markets
1994 (a)                      0.57(1)
1995                         (0.57)
1996                         17.69

------------
(a) For the period November 9, 1994 (commencement of operations) through December 31, 1994.
 + Calculated based on the net asset value as of the last business day of the period.
 *   After application of the Fund's expense limitation.
 **  Includes distributions from paid-in-capital of $0.01.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                      RATIOS TO                RATIOS TO
                                                 AVERAGE NET ASSETS       AVERAGE NET ASSETS
                                                (BEFORE EXPENSES WERE    (AFTER EXPENSES WERE
                                                      ASSUMED)*                ASSUMED)
                                               -----------------------  -----------------------
                               NET ASSETS END                  NET                      NET      PORTFOLIO     AVERAGE
                                 OF PERIOD                  INVESTMENT               INVESTMENT  TURNOVER    COMMISSION
                                  (000'S)       EXPENSES      INCOME     EXPENSES      INCOME      RATE       RATE PAID
                               --------------  -----------  ----------  -----------  ----------  ---------   -----------
Money Market
1994 (a)                           $1,234         2.50%(2)     3.33 %(2   --           5.83%(2)     N/A(1)          N/A
1995                               42,089         0.81         5.11       --           5.92         N/A             N/A
1996                               87,002         0.59         4.94       0.57%        4.96         N/A             N/A
North American Government Securities
1994 (a)                              122         2.50(2)      1.78(2)    --           4.28(2)     --  (1)          N/A
1995                                1,288         2.50         3.24       --           5.74          18%            N/A
1996                                4,172         1.45         4.55       0.50         5.50          48             N/A
Diversified Income
1994 (a)                              402         2.50(2)      3.08(2)    --           5.58(2)     --  (1)       --
1995                                8,972         1.33         5.95       --           7.28          33          --
1996                               32,119         0.71         8.26       0.50         8.47          69          --
Balanced
1994 (a)                              796         2.50(2)      2.90(2)    --           5.40(2)     --  (1)       --
1995                               16,311         1.39         2.45       --           3.84          99          --
1996                               38,893         0.90         2.35       0.50         2.75          88       $  0.0580
Utilities
1994 (a)                              498         2.50(2)      2.79(2)    --           5.29(2)     --  (1)       --
1995                               17,959         1.43         3.01       --           4.44           3          --
1996                               35,686         0.80         3.16       0.50         3.46          15          0.0500
Dividend Growth
1994 (a)                            1,378         2.50(2)      3.28(2)    --           5.78(2)     --  (1)       --
1995                               78,694         0.83         2.80       --           3.63           4          --
1996                              258,101         0.67         2.44       0.67         2.44          39          0.0518
Value-Added Market
1994 (a)                              349         2.50(2)      1.25(2)    --           3.75(2)     --  (1)       --
1995                               23,970         1.46         1.64       --           3.10           4          --
1996                               73,516         0.64         1.69       0.56         1.77           4          0.0300
Core Equity
1994 (a)                              316         2.50(2)      2.32(2)    --           4.82(2)     --  (1)       --
1995                                3,956         2.50        (0.64)      --           1.86          39          --
1996                               18,215         1.22        (0.03)      0.50         0.69          47          0.0573
American Value
1994 (a)                              823         2.50(2)      1.60(2)    --           4.10(2)       10(1)       --
1995                               38,235         0.96         1.11       --           2.07         174          --
1996                              120,904         0.71         0.52       0.69         0.54         232          0.0557
Global Equity
1994 (a)                            1,194         2.50(2)      2.20(2)    --           4.70(2)     --  (1)       --
1995                               17,074         1.69         1.09       --           2.78          74          --
1996                               59,246         1.25         0.69       0.72         1.22          62          0.0451
Developing Growth
1994 (a)                              380         2.50(2)      2.31(2)    --           4.81(2)        3(1)       --
1995                               17,412         1.24         0.86       --           2.10          80          --
1996                               61,120         0.68        (0.04)      0.58         0.06         146          0.0537
Emerging Markets
1994 (a)                              448         2.50(2)      2.22(2)    --           4.72(2)     --  (1)       --
1995                                4,092         2.50         0.18       --           2.68          36          --
1996                               17,240         2.02        (0.10)      0.50         1.42          46          0.0022

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS
----------------------------------------------------------------
To the Shareholders and Trustees of Dean Witter Select Dimensions Investment Series

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Core Equity Portfolio, American Value Portfolio, Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio
(constituting Dean Witter Select Dimensions Investment Series, hereafter referred to as the "Fund") at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 9, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 14, 1997

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                    TRUSTEES
             ------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              John R. Haire                       John L. Schroeder

                                    OFFICERS
             ------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

               TRANSFER AGENT                             INDEPENDENT ACCOUNTANTS
 -------------------------------------------    -------------------------------------------
          Dean Witter Trust Company                        Price Waterhouse LLP
   Harborside Financial Center--Plaza Two               1177 Avenue of the Americas
        Jersey City, New Jersey 07311                    New York, New York 10036

                               INVESTMENT MANAGER
             ------------------------------------------------------
                         Dean Witter InterCapital Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  SUB-ADVISER
                     North American Government Securities,
             Balanced, Core Equity and Emerging Markets Portfolios
             ------------------------------------------------------
                           TCW Funds Management, Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

SELECT
DIMENSIONS




DEAN WITTER
SELECT DIMENSIONS
INVESTMENT SERIES

ANNUAL REPORT
DECEMBER 31, 1996

[LOGO]


The Hartford
Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
        DEVELOPING GROWTH PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           S&P 500

November 9, 1994        $10,000           $10,000

December 31, 1994       $10,158           $ 9,916

December 31, 1995       $15,365           $13,639

December 31, 1996       $17,355 (3)       $16,769

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           12.95% (1)   29.33% (1)

                             ____ Fund  ____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
          EMERGING MARKETS PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           IFCI IX

November 9, 1994        $10,000           $10,000

December 31, 1994       $10,057           $ 8,740

December 31, 1995       $10,000           $ 8,004

December 31, 1996       $11,768 (3)       $ 8,754

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           17.69% (1)   7.89% (1)

                             ____ Fund  ____ IFCI IX (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The International Finance Corporation's Investable Emerging Markets Total Return Index (IFCI) is designed to measure more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were legally and practically available to them in the emerging markets of Latin American, East Asia, South Asia, Europe, the Mideast and Africa. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
           AMERICAN VALUE PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           S&P 500

November 9, 1994        $10,000           $10,000

December 31, 1994       $10,069           $ 9,916

December 31, 1995       $13,991           $13,639

December 31, 1996       $15,803 (3)       $16,769

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           12.95% (1)   23.80% (1)

                             ____ Fund  ____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
            CORE EQUITY PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           S&P 500

November 9, 1994        $10,000           $10,000

December 31, 1994       $10,067           $ 9,916

December 31, 1995       $11,405           $13,639

December 31, 1996       $14,091 (3)       $16,769

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           23.56% (1)   17.35% (1)

                             ____ Fund  ____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
            GLOBAL EQUITY PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL        MSCI WORLD IX

November 9, 1994        $10,000           $10,000

December 31, 1994       $ 9,970           $ 9,840

December 31, 1995       $11,342           $11,681

December 31, 1996       $12,639 (3)       $13,050

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           11.43% (1)   11.54% (1)

                          ____ Fund  ____ MSCI WORLD IX (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends.
     The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
               BALANCED PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           S&P 500        LEHMAN (AG) IX

November 9, 1994        $10,000           $10,000             $10,000

December 31, 1994       $10,060           $ 9,916             $10,069

December 31, 1995       $12,359           $13,639             $11,929

December 31, 1996       $14,033 (4)       $16,769             $12,362

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           13.54% (1)   17.12% (1)

                     ____ Fund  ____ S&P 500 (2)  ____ LEHMAN (3)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
            DIVIDEND GROWTH PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           S&P 500

November 9, 1994        $10,000           $10,000

December 31, 1994       $ 9,995           $ 9,916

December 31, 1995       $14,005           $13,639

December 31, 1996       $17,435 (3)       $16,769

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           24.49% (1)   29.61% (1)

                             ____ Fund  ____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
              UTILITIES PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           S&P 500

November 9, 1994        $10,000           $10,000

December 31, 1994       $10,065           $ 9,916

December 31, 1995       $12,888           $13,639

December 31, 1996       $13,981 (3)       $16,769

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           8.48% (1)    16.92% (1)

                             ____ Fund  ____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
             VALUE-ADDED PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL           S&P 500

November 9, 1994        $10,000           $10,000

December 31, 1994       $ 9,924           $ 9,916

December 31, 1995       $12,617           $13,639

December 31, 1996       $14,861 (3)       $16,769

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           17.78% (1)   20.30% (1)

                             ____ Fund  ____ S&P 500 (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
               DIVERSIFIED INCOME PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL          LEHMAN

November  9, 1994       $10,000           $10,000

December 31, 1994       $10,076           $10,035

December 31, 1995       $10,777           $11,574

December 31, 1996       $11,806 (3)       $12,043

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR    LIFE OF FUND

                           9.54% (1)    8.05% (1)

                            ____ FUND  ____ LEHMAN (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. Unlike the fund, the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
              NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

                           GROWTH OF $10,000

     DATE                  TOTAL          LEHMAN

November 9, 1994        $10,000           $10,000

December 31, 1994       $10,061           $10,022

December 31, 1995       $10,705           $11,291

December 31, 1996       $11,171 (3)       $11,810

                           AVERAGE ANNUAL TOTAL RETURN (FUND)
                           ONE YEAR     LIFE OF FUND

                           4.35% (1)    5.30% (1)

                             ____ FUND  ____ LEHMAN (2)

Past performance is not predictive of future returns.

----------------------------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1996 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.